              As Filed With the Securities and Exchange Commission
                                March 2, 1998


                                                        Registration No. 2-28097
                                                        ------------------------


                       ----------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------
                                    FORM N-1A


             Registration Statement Under the Securities Act of 1933
                           Pre-Effective Amendment No.
                        Post-Effective Amendment No. 48 x


                                     and/or
         Registration Statement Under the Investment Company Act of 1940
                               Amendment No. 34 x

                        (Check appropriate box or boxes)

       -------------------------------------------------------------------

                       THE ENTERPRISE GROUP OF FUNDS, INC.
                           (Exact Name of Registrant)

                                    Suite 450
                               3343 Peachtree Road
                             Atlanta, Georgia 30326
                     (Address of Principal Executive Office)

                  Registrant's Telephone Number: (404) 261-1116


                             Catherine R. McClellan
                                    Suite 450
                            3343 Peachtree Road, N.E.
                           Atlanta, Georgia 30326-1022
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)


     immediately upon filing pursuant to paragraph (b)
-----

     on                              pursuant to paragraph (b)
-----  ------------------------------

     60 days after filing pursuant to paragraph (a)
-----

  X  on May 1, 1997 pursuant to paragraph (a) of Rule 485
-----   -----------


                    DECLARATION PURSUANT TO RULE 24f-2(a)(l)

The Registrant has registered an indefinite number of shares of Common Stock, $0.10 par value of the Registrant under the Securities Act of 1933 pursuant to Rule 24f-2. The Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1997 will be filed with the Securities and Exchange Commission on or about March 15, 1998.

                              Cross Reference Sheet


Form N-lA
Item
----
                                                                                  Prospectus Caption
                                                                                  ------------------
   Part A
       1.    Cover Page.......................................     The Enterprise Group of Funds, Inc.
       2.    Synopsis.........................................     Prospectus Summary
       3.    Condensed Financial Information..................     Condensed Financial Information
       4.    General  Description of Registrant...............     The Enterprise Group of Funds, Inc.
                                                                   General Information - Organization of the Fund
       5.    Management of the Fund...........................     Management of the Fund
      5A.    Management's Discussion of Fund Performance......     Refer to Annual Report
      5B.    Management's Discussion of Year 2000.............     Management of the Fund
       6.    Capital Stock and Other Securities...............     General Information - Capital Stock
       7.    Purchase of Securities Being Offered.............     How To Purchase Portfolio Shares
       8.    Redemption or Repurchase.........................     How to Redeem Portfolio Shares
       9.    Legal Proceedings................................     Not Applicable


                                                                   Statement of Additional
   Part B                                                          Information Caption
   ------                                                          -------------------

      10.    Cover Page.......................................     Cover Page
      11.    Table of Contents................................     Table of Contents
      12.    General Information and History..................     General Information and History
      13.    Investment Objectives and Policies...............     Investment Objectives and Investment Restrictions
      14.    Management of the Registrant.....................     Management of the Fund
      15.    Control Persons and Principal of Securities......     Management of the Fund
      16.    Investment Advisory and Other Services...........     Investment Advisory and Other Services
      17.    Brokerage Allocation and other Practices.........     Portfolio Transactions and Brokerage
      18.    Capital Stock and Other Securities...............     Not Applicable
      19.    Purchase, Redemption and Pricing of Securities
             Being Offered....................................     Purchase, Redemption and Pricing of Securities
                                                                   Being Offered
      20.    Tax Status.......................................     Not Applicable
      21.    Underwriters.....................................     Purchase, Redemption and Pricing of Securities
                                                                   Being Offered
      22.    Calculation of Yield Quotations of Money Market
             Funds............................................     Performance Comparisons
      23.    Financial Statements.............................     Financial Statements

Part C
Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment.

                                   PROSPECTUS
                                   May 1, 1998

                  [Four Color Photograph of Keys on a Key Ring]

                       The Enterprise Group of Funds, Inc.

                                TABLE OF CONTENTS


         Expense information.....................................

         Prospectus summary......................................

         Condensed financial information.........................

         Investment objectives and policies of the Portfolios....

         Certain investment techniques and associated risks......

         Investment restrictions.................................

         How to purchase Portfolio shares........................

         Shareholder services....................................

         How to exchange shares among the Portfolios.............

         How to redeem Portfolio shares..........................

         Distributor's Agreement and Plan of Distribution........

         Performance comparisons.................................

         Management of the Fund..................................

         Taxes...................................................

         Dividends and distribution..............................

         Brokerage transactions..................................

         General information.....................................

         Appendix................................................

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                            Atlanta Financial Center
                      3343 Peachtree Road, N.E., Suite 450
                             Atlanta, Georgia 30326
                For Shareholder Information Call 1-800-368-3527

                                   PROSPECTUS
                               DATED MAY 1, 1998

The Enterprise Group of Funds, Inc. (the "Fund") is a series of mutual funds that seeks to provide investors a broad range of investment alternatives through its 13 separate Portfolios. Each Portfolio is managed as if it were a separate mutual fund issuing its own shares. The Fund's principal investment adviser, Enterprise Capital Management, Inc. selects separate sub-advisers referred to as "Portfolio Managers" that provide investment advice for the Portfolios and that are selected on the basis of able investment performance in their respective areas of responsibility.

This Prospectus explains concisely what you should know about the Fund and its Portfolios before you consider investing. Please read this Prospectus and retain it for future reference. Additional information, contained in a "Statement of Additional Information," dated May 1, 1998 has been filed with the Securities and Exchange Commission and is available upon request without charge by writing or calling the Fund. It is incorporated by reference into this Prospectus (which means that it is legally part of it).

                               Equity Portfolios

                                Growth Portfolio
                          Growth and Income Portfolio
                                Equity Portfolio
                            Equity Income Portfolio
                         Capital Appreciation Portfolio
                         Small Company Growth Portfolio
                         Small Company Value Portfolio
                         International Growth Portfolio

                               Income Portfolios

                        Government Securities Portfolio
                           High-Yield Bond Portfolio
                          Tax-Exempt Income Portfolio

                               Flexible Portfolio

                               Managed Portfolio

                             Money Market Portfolio

                             Money Market Portfolio

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE MONEY MARKET PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE HIGH-YIELD BOND PORTFOLIO INVESTS SIGNIFICANTLY IN LOWER RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." BONDS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL AND HAVE SPECIAL RISKS. THEY MAY NOT BE SUITABLE FOR ALL INVESTORS. PLEASE READ THE RISK INFORMATION CAREFULLY.

PLEASE NOTE THAT THESE FUNDS ARE NOT BANK DEPOSITS; ARE NOT FEDERALLY INSURED; ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND ARE NOT GUARANTEED TO ACHIEVE THEIR GOAL(S).

                      THE ENTERPRISE Group of Funds, Inc.

SUMMARY OF FUND EXPENSES

                                                                                                                   CAPITAL
                                                   GROWTH AND                              EQUITY INCOME         APPRECIATION
                           GROWTH PORTFOLIO     INCOME PORTFOLIO     EQUITY PORTFOLIO        PORTFOLIO            PORTFOLIO
                          ------------------   ------------------   ------------------   ------------------   ------------------
    CLASS OF SHARES:       A      B      C      A      B      C      A      B      C      A      B      C      A      B      C
    ----------------      ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
SHAREHOLDER TRANSACTION
EXPENSES
Maximum Initial Sales
 Load Imposed on
 Purchase (as a % of
 offering price)........  4.75%  none   none   4.75%  none   none   4.75%  none   none   4.75%  none   none   4.75%  none   none
Maximum Deferred Sales
 Load(1)................  none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%
Maximum Sales Load
 Imposed On Reinvested
 Dividends..............  none   none   none   none   none   none   none   none   none   none   none   none   none   none   none
Exchange Fee............  none   none   none   none   none   none   none   none   none   none   none   none   none   none   none
ANNUAL FUND OPERATING
 EXPENSES (AS A % OF
 AVERAGE NET ASSETS)
Management Fee(2).......  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%  0.75%
12b-1 Fee (including
 service fees of
 .25%)(3)...............  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%
Other Expenses(4).......  0.23%  0.23%  0.22%  0.30%  0.30%  0.30%  0.40%  0.40%  0.40%  0.30%  0.30%  0.30%  0.45%  0.46%  0.46%
                          ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
TOTAL FUND OPERATING
 EXPENSES...............  1.43%  1.98%  1.97%  1.50%  2.05%  2.05%  1.60%  2.15%  2.15%  1.50%  2.05%  2.05%  1.65%  2.21%  2.21%
                          ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====
EXAMPLE 1: You would pay the following expenses over the indicated periods in each of the Funds on a $1,000 investment assuming
 (a) payment of the maximum sales charge, (b) a 5% annual return, and (c) retention of shares at the end of the time period.
 10-year figures for Class B shares assume conversion to Class A shares after eight years.
1 Year..................  $ 61   $ 20   $ 20   $ 62   $ 21   $ 21   $ 63   $ 22   $ 22   $ 62   $ 21   $ 21   $ 63   $ 22   $ 22
3 Years.................    91     62     62     93     64     64     96     67     67     93     64     64     97     69     69
5 Years.................   122    107    106    125    110    110    130    115    115    125    110    110    133    118    118
10 Years................   211    216    230    218    224    238    228    234    248    218    224    238    234    240    254
EXAMPLE 2: You would pay the following expenses over the indicated periods in each of the Funds on a $1,000 investment assuming
 (a) payment of the maximum sales charge, (b) a 5% annual return, and (c) redemption at the end of the time period. 10-year figures for Class B shares assume conversion to Class A shares after eight years.
1 Year..................  $ 61   $ 70   $ 30   $ 62   $ 71   $ 31   $ 63   $ 72   $ 32   $ 62   $ 71   $ 31   $ 63   $ 72   $ 32
3 Years.................    91    102     62     93    104     64     96    107     67     93    104     64     97    109     69
5 Years.................   122    127    106    125    130    110    130    135    115    125    130    110    133    138    118
10 Years................   211    216    230    218    224    238    228    234    248    218    224    238    234    240    254


                            SMALL COMPANY
                           GROWTH PORTFOLIO
                          ------------------
    CLASS OF SHARES:       A      B      C
    ----------------      ----   ----   ----
SHAREHOLDER TRANSACTION
EXPENSES
Maximum Initial Sales
 Load Imposed on
 Purchase (as a % of
 offering price)........  4.75%  none   none
Maximum Deferred Sales
 Load(1)................  none   5.00%  1.00%
Maximum Sales Load
 Imposed On Reinvested
 Dividends..............  none   none   none
Exchange Fee............  none   none   none
ANNUAL FUND OPERATING
 EXPENSES (AS A % OF
 AVERAGE NET ASSETS)
Management Fee(2).......  1.00%  1.00%  1.00%
12b-1 Fee (including
 service fees of
 .25%)(3)...............  0.45%  1.00%  1.00%
Other Expenses(4).......  0.40%  0.40%  0.40%
                          ----   ----   ----
TOTAL FUND OPERATING
 EXPENSES...............  1.85%  2.40%  2.40%
                          ====   ====   ====
EXAMPLE 1: You would pay the following expenses over the indicated periods in each of the Funds on a $1,000 investment assuming
 (a) payment of the maximum sales charge, (b) a 5% annual return, and (c) retention of shares at the end of the time period.
 10-year figures for Class B shares assume conversion to Class A shares after eight years.
1 Year..................  $ 65   $ 24   $ 24
3 Years.................   103     75     75
5 Years.................   143    128    128
10 Years................   254    260    274
EXAMPLE 2: You would pay the following expenses over the indicated periods in each of the Funds on a $1,000 investment assuming
 (a) payment of the maximum sales charge, (b) a 5% annual return, and (c) redemption at the end of the time period. 10-year figures for Class B shares assume conversion to Class A shares after eight years.
1 Year..................  $ 65   $ 74   $ 34
3 Years.................   103    115     75
5 Years.................   143    148    128
10 Years................   254    260    274

THE EXAMPLES SHOULD NOT BE CONSIDERED INDICATIONS OF PAST OR FUTURE EXPENSES OR PERFORMANCE, AND ACTUAL EXPENSES OR PERFORMANCE MAY VARY FROM THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Portfolio will bear directly or indirectly.

(1) Certain purchases of Class A shares of $1 million or more are not subject to front-end sales charges, but a contingent deferred sales charge ("CDSC") is imposed on proceeds of such shares equal to 1% if the shares are redeemed within the first 24 months after the end of their purchase.

(2) These fees may be higher than that of other Funds. However, the Board of Directors has determined that such fees are reasonable in light of the services, investment decisions and investment techniques employed.

(3) Includes a service fee of .25% of average net assets for Class B and Class C shares. See "Distributor's Agreement and Plan of Distribution." Long-term shareholders of a 12b-1 Fund may over time pay more in 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. As for the Money Market Portfolio, expense information has been restated to reflect the elimination of 12b-1 expense for Classes A, B and C.

(4) As for the Growth Portfolio, expenses do not reflect a reduction for reimbursements of .02% for brokerage credits. As for the Tax-Exempt Income Portfolio, expense information has been restated to reflect a reduction in the maximum expense to 1.10% for Class A, 1.65% for Class B and 1.65% for Class C.

                      THE ENTERPRISE Group of Funds, Inc.

                                                    GOVERNMENT
        SMALL COMPANY        INTERNATIONAL          SECURITIES        HIGH-YIELD BOND         TAX-EXEMPT            MANAGED
       VALUE PORTFOLIO      GROWTH PORTFOLIO        PORTFOLIO            PORTFOLIO         INCOME PORTFOLIO        PORTFOLIO
      ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
       A      B      C      A      B      C      A      B      C      A      B      C      A      B      C      A      B      C
      ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
      4.75%  none   none   4.75%  none   none   4.75%  none   none   4.75%  none   none   4.75%  none   none   4.75%  none   none
      none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%  none   5.00%  1.00%
      none   none   none   none   none   none   none   none   none   none   none   none   none   none   none   none   none   none
      none   none   none   none   none   none   none   none   none   none   none   none   none   none   none   none   none   none
      0.75%  0.75%  0.75%  0.85%  0.85%  0.85%  0.60%  0.60%  0.60%  0.60%  0.60%  0.60%  0.50%  0.50%  0.50%  0.75%  0.75%  0.75%
      0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%  0.45%  1.00%  1.00%
      0.55%  0.55%  0.55%  0.70%  0.70%  0.70%  0.25%  0.25%  0.25%  0.25%  0.25%  0.25%  0.15%  0.15%  0.15%  0.29%  0.29%  0.31%
      ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
      1.75%  2.30%  2.30%  2.00%  2.55%  2.55%  1.30%  1.85%  1.85%  1.30%  1.85%  1.85%  1.10%  1.65%  1.65%  1.49%  2.04%  2.06%
      ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====   ====
      $ 64   $ 23   $ 23   $ 67   $ 26   $ 26   $ 60   $ 19   $ 19   $ 60   $ 19   $ 19   $ 58   $ 17   $ 17   $ 62   $ 21   $ 21
       100     72     72    107     79     79     87     58     58     87     58     58     81     52     52     92     64     65
       138    123    123    150    136    136    115    100    100    115    100    100    105     90     90    125    110    111
       244    250    264    269    275    289    197    203    217    197    203    217    175    181    195    217    223    239
      $ 64   $ 73   $ 33   $ 67   $ 76   $ 36   $ 60   $ 69   $ 29   $ 60   $ 69   $ 29   $ 58   $ 67   $ 27   $ 62   $ 71   $ 31
       100    112     72    107    119     79     87     98     58     87     98     58     81     92     52     92    104     65
       138    143    123    150    156    136    115    120    100    115    120    100    105    110     90    125    130    111
       244    250    264    269    275    289    197    203    217    197    203    217    175    181    195    217    223    239


         MONEY MARKET
          PORTFOLIO
      ------------------
       A      B      C
      ----   ----   ----
      none   none   none
      none   5.00%  1.00%
      none   none   none
      none   none   none
      0.35%  0.35%  0.35%
        --     --     --
      0.35%  0.35%  0.35%
      ----   ----   ----
      0.70%  0.70%  0.70%
      ====   ====   ====
      $  7   $  7   $  7
        22     22     22
        39     39     39
        87     87     87
      $  7   $ 57   $ 17
        22     62     22
        39     59     39
        87     87     87

See "Management of the Fund," "Distribution Plans," and "Brokerage Transactions" for further information concerning expenses. For a separate $10 charge, redemptions for a maximum of $250,000 will be wired at your request. For redemption information, please refer to of the Prospectus.

For accounts with a balance of $1,000 or less, as of July 31, a $25 fee per account registration per Portfolio for maintenance will apply, excluding Automatic Bank Draft Plan, Automatic Investment Plan, Retirement Plan and Savings Plan Accounts.

                      THE ENTERPRISE Group of Funds, Inc.

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                               PROSPECTUS SUMMARY
================================================================================

   Set forth below are the 13 Portfolios of the Fund, their Portfolio Managers and investment objectives. The Fund is a diversified, open-end management investment company. Enterprise Capital Management, Inc. serves as investment adviser. The Fund consists of common stock divided into 13 Portfolios consisting of four separate classes for each Portfolio. Shares are transferable within each class.

          PORTFOLIO MANAGER                                        INVESTMENT OBJECTIVES
          -----------------                                        ---------------------
          EQUITY PORTFOLIOS
          GROWTH PORTFOLIO                           Capital appreciation, primarily from investments
           Montag & Caldwell, Inc.                   in common stocks.
           Atlanta, Georgia
------------------------------------------------------------------------------------------------------------
          GROWTH AND INCOME PORTFOLIO                Total return in excess of the total return of the
           Retirement System Investors Inc.          Lipper Growth and Income Mutual Funds Average
           New York, New York                        measured over a new period of three to five years,
                                                     by investing primarily in a broadly diversified
                                                     group of large capitalization stocks.
------------------------------------------------------------------------------------------------------------
          EQUITY PORTFOLIO                           Long term capital appreciation, primarily from
           OpCap Advisors                            investments in securities of companies that are
           New York, New York                        believed by the Portfolio Manager to be
                                                     undervalued.
------------------------------------------------------------------------------------------------------------
          EQUITY INCOME PORTFOLIO                    A combination of growth and income to achieve an
           1740 Advisers, Inc.                       above average and consistent total return,
           New York, New York                        primarily from investments in dividend-paying
                                                     common stocks.
------------------------------------------------------------------------------------------------------------
          CAPITAL APPRECIATION PORTFOLIO             Maximum capital appreciation, primarily through
           Provident Investment Counsel, Inc.        investment in common stock of companies that
           Pasadena, California                      demonstrate accelerating earnings momentum and
                                                     consistently strong financial characteristics.
------------------------------------------------------------------------------------------------------------
          SMALL COMPANY GROWTH PORTFOLIO             Capital appreciation by investing primarily in
           Pilgrim Baxter & Associates, Ltd.         common stocks of small capitalization companies
           Wayne, Pennsylvania                       believed by the Portfolio Manager to have an
                                                     outlook for strong earnings growth and potential
                                                     for significant capital appreciation.
------------------------------------------------------------------------------------------------------------
          SMALL COMPANY VALUE PORTFOLIO              Maximum capital appreciation, primarily through
           GAMCO Investors, Inc.                     investment in the equity securities of companies
           Rye, New York                             that have a market capitalization of no more than
                                                     $1 billion.
------------------------------------------------------------------------------------------------------------
          INTERNATIONAL GROWTH PORTFOLIO             Capital appreciation, primarily through a
           Brinson Partners, Inc.                    diversified portfolio of non-U.S. equity
           Chicago, Illinois                         securities.
------------------------------------------------------------------------------------------------------------
          INCOME PORTFOLIOS
          GOVERNMENT SECURITIES PORTFOLIO            Current income and safety of principal, primarily
           TCW Funds Management, Inc.                from securities that are obligations of the U.S.
           Los Angeles, California                   Government, or its agencies, or its
                                                     instrumentalities.
------------------------------------------------------------------------------------------------------------
          HIGH-YIELD BOND PORTFOLIO                  Maximum current income, primarily from debt
           Caywood-Scholl Capital Management         securities that are rated Ba or lower by Moody's
           San Diego, California                     Investors Service, Inc. or BB or lower by Standard
                                                     & Poor's Corporation.
------------------------------------------------------------------------------------------------------------
          TAX-EXEMPT INCOME PORTFOLIO                A high level of current income exempt from federal
           MBIA Capital Management Corp.             income tax, with consideration given to
           Armonk, New York                          preservation of principal, primarily from
                                                     investment in a diversified portfolio of long-term
                                                     investment grade municipal bonds.
------------------------------------------------------------------------------------------------------------
          FLEXIBLE PORTFOLIO
          MANAGED PORTFOLIO                          Growth of capital over time through investment in
           OpCap Advisors                            a portfolio consisting of common stocks, bonds and
           New York, New York                        cash equivalents, the percentages of which will
                                                     vary based on the Portfolio Manager's assessments
                                                     of relative investment values.
------------------------------------------------------------------------------------------------------------
          MONEY MARKET PORTFOLIO
          MONEY MARKET PORTFOLIO                     The highest possible level of current income
           Enterprise Capital Management, Inc.       consistent with preservation of capital and
           Atlanta, Georgia                          liquidity by investing in obligations maturing in
                                                     one year or less from the time of purchase.

================================================================================

                      THE ENTERPRISE Group of Funds, Inc.

                            INVESTMENT RISK FACTORS

The risk characteristics of each Portfolio are different. In general, investors should consider the following risks: An investment in any of the Portfolios carries the risk that the net asset value of the Portfolio shares will fluctuate in response to market conditions. Further, an investment in any of the Income Portfolios carries the risk that the issuers of securities in the Income Portfolios may default on the payment of principal and interest. An investment in the High-Yield Bond Portfolio carries an increased risk that issuers of securities in which the High-Yield Bond Portfolio invests may default in the payment of principal and interest as compared to the risk of such defaults in the other Income Portfolios. In addition, an investment in the High-Yield Bond Portfolio may be subject to certain other risks relating to the market price, relative liquidity in the secondary market and sensitivity to interest rate and economic changes of the noninvestment grade securities in which the High-Yield Bond Portfolio invests that are higher than may be associated with higher rated, investment grade securities. The Small Company Growth and Small Company Value Portfolios carry an increased risk that smaller capitalization companies may experience higher growth rates and higher failure rates than do larger companies. The limited volume and frequency of trading of small capitalization companies may subject their stocks to greater price deviations than stocks of larger companies. The International Growth Portfolio carries additional risks associated with possibly less stable foreign securities and currencies. Because of the short-term nature of the Money Market Portfolio's investments, an investment in shares of the Money Market Portfolio is subject to relatively little market risk and financial risk, but is subject to a high level of current income volatility. In addition, the Money Market Portfolio uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share. There is no assurance that this Portfolio will be able to maintain this constant net asset value. See "Certain Investment Techniques and Associated Risks."

                             PURCHASE ALTERNATIVES

Each Portfolio offers four Classes of shares: shares of each Class are generally offered at the net asset value next determined after receipt of your purchase order plus (i) an initial ("front-end") sales charge (Class A shares) or (ii) a deferred sales charge (Class B and C shares). The following is a brief description of the three Classes of shares offered by each Portfolio. Class Y shares for institutional investors is contained in a separate prospectus. For more complete descriptions of each Class of shares, see "How to Purchase Shares."

CLASS A SHARES:            Class A shares are sold with an initial sales charges
                           of up to 4.75% of the offering price (for all Portfolios other than Money Market) and are subject to an ongoing distribution fee of 0.45% (no fee for Money Market) of the Portfolio's average daily net assets. The initial sales charge may be waived or reduced in certain circumstances. Shares purchased pursuant to waiver of the initial sales charge are subject to a CDSC if redeemed within two years of purchase in certain circumstances.

CLASS B SHARES:            Class B shares do not incur an initial sales charge
                           when purchased but are subject to ongoing service fees of 0.25% and an ongoing distribution fee of 0.75% (no fee for Money Market) of the Portfolio's average daily net assets, and a CDSC if they are redeemed within six years of purchase. Class B shares automatically convert to Class A shares (which are subject to lower ongoing expenses) approximately eight years after purchase. Class B shares are available only to investors purchasing less than $250,000 in the aggregate.

                      THE ENTERPRISE Group of Funds, Inc.

CLASS C SHARES:            Class C shares are sold at net asset value per share
                           without an initial sales charge but are subject to an
                           ongoing service fee of 0.25% and an ongoing
                           distribution fee of 0.75% (no fee for Money Market)
                           of the portfolio's average daily net assets. If Class
                           C shares are redeemed within 12 months of their
                           purchase, a contingent deferred sales charge of 1.00%
                           will be deducted from the redemption proceeds. Class
                           C shares are available only to investors purchasing
                           less than $1,000,000 in the aggregate.
================================================================================

                                                  SHAREHOLDER SERVICES
      Automatic Reinvestment Plan                             Check Writing (Class A Money Market
      Automatic Bank Draft Plan                               Portfolio Shares Only)
      Investment Plan                                         Bank Purchase and Redemption Plan
      Letter of Intent                                        Systematic Withdrawal Plan
      Right of Accumulation                                   Retirement Plans
                                                              24-Hour Account Information
                             FOR MORE COMPLETE INFORMATION ABOUT THESE PLANS AND SERVICES,
                                              SEE SHAREHOLDER SERVICES OR
                                         CALL THE ENTERPRISE GROUP OF FUNDS AT
                                                    (800) 432-4320.

================================================================================

                      THE ENTERPRISE Group of Funds, Inc.

                              FINANCIAL HIGHLIGHTS

            (FOR A SHARE OUTSTANDING THROUGH THE PERIODS INDICATED)
The financial highlights which follow are part of the Fund's financial statements and are included in Fund's Annual Report to Shareholders. The Fund's 1997 Annual Report to Shareholders is incorporated by reference into the Statement of Additional Information. Annual reports may be obtained without charge by calling the Fund at 800-368-3527. The Report contains information about performance of the Portfolios.

                                                                     YEAR ENDED DECEMBER 31,
                                           ---------------------------------------------------------------------------
GROWTH PORTFOLIO (CLASS A)                   1997        1996       1995       1994       1993      1992(G)     1991
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....              $  10.44    $  7.76    $  8.26    $  7.96    $  8.22    $  6.31
Net Investment Income (Loss).............                 (0.04)     (0.03)     (0.02)      0.01      (0.02)      0.07
Net Realized and Unrealized Gain (Loss)
 on Investments..........................                  3.44       3.13      (0.06)      0.84       0.55       2.57
                                           ---------------------------------------------------------------------------
Total from Investment Operations.........                  3.40       3.10      (0.08)      0.85       0.53       2.64
                                           ---------------------------------------------------------------------------
Dividends from Net Investment Income.....                  0.00       0.00       0.00       0.01       0.00       0.07
Distributions from Net Realized Capital
 Gains...................................                  0.74       0.42       0.42       0.54       0.79       0.66
                                           ---------------------------------------------------------------------------
Total Distributions......................                  0.74       0.42       0.42       0.55       0.79       0.73
                                           ---------------------------------------------------------------------------
Net Asset Value, End of Period...........              $  13.10    $ 10.44    $  7.76    $  8.26    $  7.96    $  8.22
                                           ---------------------------------------------------------------------------
Total Return(D)..........................                 32.60%     39.99%     (0.99)%    10.59%      6.46%     41.79%
Net Assets, End of Period (in
 thousands)..............................              $196,752   $122,559    $88,375    $90,902    $84,200    $77,784
Ratio of Expenses to Average Net
 Assets..................................                  1.53%(F)   1.60%      1.56%      1.60%      1.60%      1.60%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers).....................                  1.53%(F)   1.60%      1.56%      1.61%      1.67 %     1.81%
Ratio of Net Investment Income (Loss) to
 Average Net Assets......................                 (0.39)%    (0.35)%    (0.30)%     0.10%     (0.30)%     0.90%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Waivers)................................                 (0.39)%    (0.35)%    (0.30)%     0.06%     (0.31)%     0.69%
Portfolio Turnover.......................                 29.90%     45.30 %    64.50 %   107.90%     61.20 %    74.70%
Average Commission Per Share(C)..........              $ 0.0636

                                              YEAR ENDED DECEMBER 31,
                                           -----------------------------
GROWTH PORTFOLIO (CLASS A)                  1990       1989       1988
-----------------------------------------  -----------------------------
Net Asset Value, Beginning of Period.....  $  7.24    $  6.25    $  6.02
Net Investment Income (Loss).............     0.08       0.02       0.07
Net Realized and Unrealized Gain (Loss)
 on Investments..........................    (0.24)      1.42       0.67
                                           -------------------------------------
Total from Investment Operations.........    (0.16)      1.44       0.74
                                           -----------------------------------------------------
Dividends from Net Investment Income.....     0.09       0.02       0.07
Distributions from Net Realized Capital
 Gains...................................     0.68       0.43       0.44
                                           ---------------------------------------------------------------------
Total Distributions......................     0.77       0.45       0.51
                                           ---------------------------------------------------------------------------
Net Asset Value, End of Period...........  $  6.31    $  7.24    $  6.25
                                           ---------------------------------------------------------------------------
Total Return(D)..........................    (2.26)%    23.05%     12.30%
Net Assets, End of Period (in
 thousands)..............................  $52,897    $55,320    $40,363
Ratio of Expenses to Average Net
 Assets..................................     1.60%      2.50%      2.50%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers).....................     1.75%      2.70%      2.60%
Ratio of Net Investment Income (Loss) to
 Average Net Assets......................     1.00%      0.30%      0.80%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Waivers)................................     0.89%      0.10%      0.75%
Portfolio Turnover.......................   138.40%     78.30%     67.10%
Average Commission Per Share(C)..........

                                                                 YEAR ENDED
                                                                DECEMBER 31,       FOR THE PERIOD
                                                              -----------------    MAY 1, THROUGH
GROWTH PORTFOLIO (CLASS B)                                     1997      1996     DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................            $ 10.41        $ 8.69
Net Investment Income (Loss)................................              (0.06)        (0.02)
Net Realized and Unrealized Gains (Losses) on Investments...               3.36          2.16
                                                              -------------------------------------
Total from Investment Operations............................               3.30          2.14
                                                              -------------------------------------
Dividends from Net Investment Income........................               0.00          0.00
Distributions from Net Realized Capital Gains...............               0.74          0.42
                                                              -------------------------------------
Total Distributions.........................................               0.74          0.42
                                                              -------------------------------------
Net Asset Value, End of Period..............................            $ 12.97        $10.41
                                                              -------------------------------------
Total Return(E).............................................              31.73%        24.66%(B)
Net Assets End of Period (in thousands).....................            $36,483        $4,572
Ratio of Expenses to Average Net Assets.....................               2.10%(F)      2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................               2.10%(F)      2.15%(A)
Ratio of Net Investment Income (Loss) to average net
 assets.....................................................              (0.96)%       (0.82)%(A)
Ratio of Net Investment Income (Loss) to average net assets
 (Excluding Waivers)........................................              (0.96)%       (0.82)%(A)
Portfolio Turnover..........................................              29.90%        45.30%(A)
Average Commission Per Share(C).............................            $0.0636

A Annualized
B Not Annualized
C Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period.
D Total return does not include one time sales charge.
E Total return does not include contingent deferred sales charge.
F Effective September 1, 1995, ratio includes expenses paid indirectly.
G Based on average monthly shares outstanding.

                      THE ENTERPRISE Group of Funds, Inc.

                                                               FOR THE PERIOD
                                                                MAY 1 THROUGH
GROWTH PORTFOLIO (CLASS C)                                    DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................
Net Investment Income (Loss)................................
Net Realized and Unrealized Gains (Losses) on Investments...
                                                                   ------
Total from Investment Operations............................
                                                                   ------
Dividends from Net Investment Income........................
Distributions from Net Realized Capital Gains...............
                                                                   ------
Total Distributions.........................................
                                                                   ------
Net Asset Value, End of Period..............................
                                                                   ------
Total Return(E).............................................
Net Assets End of Period (in thousands).....................
Ratio of Expenses to Average Net Assets.....................
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................
Ratio of Net Investment Income (Loss) to average net
 assets.....................................................
Ratio of Net Investment Income (Loss) to average net assets
 (Excluding Waivers)........................................
Portfolio Turnover..........................................
Average Commission Per Share(C).............................

                                                               FOR THE PERIOD
                                                                MAY 1 THROUGH
GROWTH AND INCOME PORTFOLIO (CLASS A)                         DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................
Net Investment Income (Loss)................................
Net Realized and Unrealized Gains (Losses) on Investments...
                                                              -----------------
Total from Investment Operations............................
                                                              -----------------
Dividends from Net Investment Income........................
Distributions from Net Realized Capital Gains...............
                                                              -----------------
Total Distributions.........................................
                                                              -----------------
Net Asset Value, End of Period..............................
                                                              -----------------
Total Return(E).............................................
Net Assets End of Period (in thousands).....................
Ratio of Expenses to Average Net Assets.....................
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................
Ratio of Net Investment Income (Loss) to average net
 assets.....................................................
Ratio of Net Investment Income (Loss) to average net assets
 (Excluding Waivers)........................................
Portfolio Turnover..........................................
Average Commission Per Share(C).............................

                                                               FOR THE PERIOD
                                                                MAY 1 THROUGH
GROWTH AND INCOME PORTFOLIO (CLASS B)                         DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................
Net Investment Income (Loss)................................
Net Realized and Unrealized Gains (Losses) on Investments...
                                                              -----------------
Total from Investment Operations............................
                                                              -----------------
Dividends from Net Investment Income........................
Distributions from Net Realized Capital Gains...............
                                                              -----------------
Total Distributions.........................................
                                                              -----------------
Net Asset Value, End of Period..............................
                                                              -----------------
Total Return(E).............................................
Net Assets End of Period (in thousands).....................
Ratio of Expenses to Average Net Assets.....................
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................
Ratio of Net Investment Income (Loss) to average net
 assets.....................................................
Ratio of Net Investment Income (Loss) to average net assets
 (Excluding Waivers)........................................
Portfolio Turnover..........................................
Average Commission Per Share(C).............................

                      THE ENTERPRISE Group of Funds, Inc.

                                                               FOR THE PERIOD
                                                                MAY 1 THROUGH
GROWTH AND INCOME PORTFOLIO (CLASS C)                         DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................
Net Investment Income (Loss)................................
Net Realized and Unrealized Gains (Losses) on Investments...
                                                              -----------------
Total from Investment Operations............................
                                                              -----------------
Dividends from Net Investment Income........................
Distributions from Net Realized Capital Gains...............
                                                              -----------------
Total Distributions.........................................
                                                              -----------------
Net Asset Value, End of Period..............................
                                                              -----------------
Total Return(E).............................................
Net Assets End of Period (in thousands).....................
Ratio of Expenses to Average Net Assets.....................
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................
Ratio of Net Investment Income (Loss) to average net
 assets.....................................................
Ratio of Net Investment Income (Loss) to average net assets
 (Excluding Waivers)........................................
Portfolio Turnover..........................................
Average Commission Per Share(C).............................

                                                               FOR THE PERIOD
                                                                MAY 1 THROUGH
EQUITY PORTFOLIO (CLASS A)                                    DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................
Net Investment Income (Loss)................................
Net Realized and Unrealized Gains (Losses) on Investments...
                                                              -----------------
Total from Investment Operations............................
                                                              -----------------
Dividends from Net Investment Income........................
Distributions from Net Realized Capital Gains...............
                                                              -----------------
Total Distributions.........................................
                                                              -----------------
Net Asset Value, End of Period..............................
                                                              -----------------
Total Return(E).............................................
Net Assets End of Period (in thousands).....................
Ratio of Expenses to Average Net Assets.....................
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................
Ratio of Net Investment Income (Loss) to average net
 assets.....................................................
Ratio of Net Investment Income (Loss) to average net assets
 (Excluding Waivers)........................................
Portfolio Turnover..........................................
Average Commission Per Share(C).............................

                                                               FOR THE PERIOD
                                                                MAY 1 THROUGH
EQUITY PORTFOLIO (CLASS B)                                    DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................
Net Investment Income (Loss)................................
Net Realized and Unrealized Gains (Losses) on Investments...
                                                              -----------------
Total from Investment Operations............................
                                                              -----------------
Dividends from Net Investment Income........................
Distributions from Net Realized Capital Gains...............
                                                              -----------------
Total Distributions.........................................
                                                              -----------------
Net Asset Value, End of Period..............................
                                                              -----------------
Total Return(E).............................................
Net Assets End of Period (in thousands).....................
Ratio of Expenses to Average Net Assets.....................
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................
Ratio of Net Investment Income (Loss) to average net
 assets.....................................................
Ratio of Net Investment Income (Loss) to average net assets
 (Excluding Waivers)........................................
Portfolio Turnover..........................................
Average Commission Per Share(C).............................

                      THE ENTERPRISE Group of Funds, Inc.

                                                               FOR THE PERIOD
                                                                MAY 1 THROUGH
EQUITY PORTFOLIO (CLASS C)                                    DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................
Net Investment Income (Loss)................................
Net Realized and Unrealized Gains (Losses) on Investments...
                                                              -----------------
Total from Investment Operations............................
                                                              -----------------
Dividends from Net Investment Income........................
Distributions from Net Realized Capital Gains...............
                                                              -----------------
Total Distributions.........................................
                                                              -----------------
Net Asset Value, End of Period..............................
                                                              -----------------
Total Return(E).............................................
Net Assets End of Period (in thousands).....................
Ratio of Expenses to Average Net Assets.....................
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................
Ratio of Net Investment Income (Loss) to average net
 assets.....................................................
Ratio of Net Investment Income (Loss) to average net assets
 (Excluding Waivers)........................................
Portfolio Turnover..........................................
Average Commission Per Share(C).............................

                      THE ENTERPRISE Group of Funds, Inc.

                                                                                  YEAR ENDED DECEMBER 31,
                                                         -------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO (CLASS A)                         1997       1996       1995       1994       1993       1992       1991
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................             $ 20.73    $ 16.43    $ 17.75    $ 16.93    $ 16.00    $ 13.40
Net Investment Income (Loss)...........................                0.41       0.45       0.44       0.52       0.43       0.52
Net Realized and Unrealized Gain (Loss) on
 Investments...........................................                3.27       5.00      (0.53)      1.74       0.92       2.61
                                                         -------------------------------------------------------------------------
Total from Investment Operations.......................                3.68       5.45      (0.09)      2.26       1.35       3.13
                                                         -------------------------------------------------------------------------
Dividends from Net Investment Income...................                0.40       0.45       0.44       0.50       0.41       0.53
Distributions from Capital Gains.......................                1.57       0.70       0.79       0.94       0.01       0.00
                                                         -------------------------------------------------------------------------
Total Distributions....................................                1.97       1.15       1.23       1.44       0.42       0.53
                                                         -------------------------------------------------------------------------
Net Asset Value, End of Period.........................             $ 22.44    $ 20.73    $ 16.43    $ 17.75    $ 16.93    $ 16.00
                                                         -------------------------------------------------------------------------
Total Return(D)........................................               17.86%     33.38%     (0.49)%    13.45%      8.48%     23.55%
Net Assets, End of Period (in thousands)...............             $72,647    $61,906    $50,926    $49,920    $40,918    $33,605
Ratio of Expenses to Average Net Assets................                1.50%      1.50%      1.50%      1.50%      1.50%      1.50%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..............................................                1.68%      1.78%      1.73%      1.91%      1.95%      2.02%
Ratio of Net Investment Income (Loss) to Average Net
 Assets................................................                1.87%      2.33%      2.50%      2.90%      2.80%      3.50%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers)............................                1.69%      2.06%      2.30%      2.51%      2.22%      2.84%
Portfolio Turnover Rate................................               33.22%     25.60%     41.40%     39.90%     38.30%     25.90%
Average Commission Per Share(C)........................             $0.0615

                                                            YEAR ENDED DECEMBER 31,
                                                         -----------------------------
EQUITY INCOME PORTFOLIO (CLASS A)                         1990       1989       1988
-------------------------------------------------------  -----------------------------
Net Asset Value, Beginning of Period...................  $ 15.26    $ 13.40    $ 12.16
Net Investment Income (Loss)...........................     0.61       0.37       0.29
Net Realized and Unrealized Gain (Loss) on
 Investments...........................................    (1.84)      1.97       1.37
Total from Investment Operations.......................    (1.23)      2.34       1.66
Dividends from Net Investment Income...................     0.63       0.38       0.26
Distributions from Capital Gains.......................     0.00       0.10       0.16
Total Distributions....................................     0.63       0.48       0.42
Net Asset Value, End of Period.........................  $ 13.40    $ 15.26    $ 13.40
Total Return(D)........................................    (8.20)%    17.55%     13.64%
Net Assets, End of Period (in thousands)...............  $29,330    $33,402    $10,199
Ratio of Expenses to Average Net Assets................     1.50%      2.50%      2.50%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..............................................     2.01%      2.80%      3.80%
Ratio of Net Investment Income (Loss) to Average Net
 Assets................................................     4.20%      3.30%      3.60%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers)............................     3.73%      3.04%      2.28%
Portfolio Turnover Rate................................    20.80%      9.50%      9.70%
Average Commission Per Share(C)........................

                                                                 YEAR ENDED
                                                                DECEMBER 31,       FOR THE PERIOD
                                                              -----------------     MAY 1 THROUGH
EQUITY INCOME PORTFOLIO (CLASS B)                              1997      1996     DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................            $ 20.67        $18.12
Net Investment Income (Loss)................................               0.24          0.29
Net Gains or Losses on Securities (Realized and
 Unrealized)................................................               3.30          3.40
                                                              -------------------------------------
Total from Investment Operations............................               3.54          3.69
                                                              -------------------------------------
Dividends from Net Investment Income........................               0.34          0.44
Distributions from Capital Gains............................               1.57          0.70
                                                              -------------------------------------
Total Distributions.........................................               1.91          1.14
                                                              -------------------------------------
Net Asset Value, End of Period..............................            $ 22.30        $20.67
                                                              -------------------------------------
Total Return(E).............................................              17.22%        20.57%(B)
Net Assets, End of Period (in thousands)....................            $ 5,615        $1,086
Ratio of Expenses to Average Net Assets.....................               2.05%         2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................               2.23%         2.23%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................               1.32%         1.56%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................               1.14%         1.33%(A)
Portfolio Turnover Rate.....................................              33.22%        25.60%(A)
Average commission per share(C).............................            $0.0615

                                                               FOR THE PERIOD
                                                                MAY 1 THROUGH
EQUITY INCOME PORTFOLIO (CLASS C)                             DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................
Net Investment Income (Loss)................................
Net Gains or Losses on Securities (Realized and
 Unrealized)................................................
                                                              -----------------
Total from Investment Operations............................
                                                              -----------------
Dividends from Net Investment Income........................
Distributions from Capital Gains............................
                                                              -----------------
Total Distributions.........................................
                                                              -----------------
Net Asset Value, End of Period..............................
                                                              -----------------
Total Return(E).............................................
Net Assets, End of Period (in thousands)....................
Ratio of Expenses to Average Net Assets.....................
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................
Portfolio Turnover Rate.....................................
Average commission per share(C).............................

A Annualized
B Not Annualized
C Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period.
D Total return does not include one time sales charge.
E Total return does not include contingent deferred sales charge.

                      THE ENTERPRISE Group of Funds, Inc.

                                                               FOR THE PERIOD
                                                                MAY 1 THROUGH
SMALL COMPANY GROWTH PORTFOLIO (CLASS A)                      DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................
Net Investment Income (Loss)................................
Net Realized and Unrealized Gains (Losses) on Investments...
                                                              -----------------
Total from Investment Operations............................
                                                              -----------------
Dividends from Net Investment Income........................
Distributions from Net Realized Capital Gains...............
                                                              -----------------
Total Distributions.........................................
                                                              -----------------
Net Asset Value, End of Period..............................
                                                              -----------------
Total Return(E).............................................
Net Assets End of Period (in thousands).....................
Ratio of Expenses to Average Net Assets.....................
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................
Ratio of Net Investment Income (Loss) to average net
 assets.....................................................
Ratio of Net Investment Income (Loss) to average net assets
 (Excluding Waivers)........................................
Portfolio Turnover..........................................
Average Commission Per Share(C).............................

                                                               FOR THE PERIOD
                                                                MAY 1 THROUGH
SMALL COMPANY GROWTH PORTFOLIO (CLASS B)                      DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................
Net Investment Income (Loss)................................
Net Realized and Unrealized Gains (Losses) on Investments...
                                                              -----------------
Total from Investment Operations............................
                                                              -----------------
Dividends from Net Investment Income........................
Distributions from Net Realized Capital Gains...............
                                                              -----------------
Total Distributions.........................................
                                                              -----------------
Net Asset Value, End of Period..............................
                                                              -----------------
Total Return(E).............................................
Net Assets End of Period (in thousands).....................
Ratio of Expenses to Average Net Assets.....................
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................
Ratio of Net Investment Income (Loss) to average net
 assets.....................................................
Ratio of Net Investment Income (Loss) to average net assets
 (Excluding Waivers)........................................
Portfolio Turnover..........................................
Average Commission Per Share(C).............................

                                                               FOR THE PERIOD
                                                                MAY 1 THROUGH
SMALL COMPANY GROWTH PORTFOLIO (CLASS C)                      DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................
Net Investment Income (Loss)................................
Net Realized and Unrealized Gains (Losses) on Investments...
                                                              -----------------
Total from Investment Operations............................
                                                              -----------------
Dividends from Net Investment Income........................
Distributions from Net Realized Capital Gains...............
                                                              -----------------
Total Distributions.........................................
                                                              -----------------
Net Asset Value, End of Period..............................
                                                              -----------------
Total Return(E).............................................
Net Assets End of Period (in thousands).....................
Ratio of Expenses to Average Net Assets.....................
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................
Ratio of Net Investment Income (Loss) to average net
 assets.....................................................
Ratio of Net Investment Income (Loss) to average net assets
 (Excluding Waivers)........................................
Portfolio Turnover..........................................
Average Commission Per Share(C).............................

                      THE ENTERPRISE Group of Funds, Inc.

                                                                               YEAR ENDED DECEMBER 31,
                                                         -------------------------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO (CLASS A)                   1997        1996        1995        1994        1993      1992(F)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................              $  32.54    $  28.54    $  31.10    $  29.42    $ 27.80
Net Investment Income (Loss)...........................                 (0.31)      (0.25)      (0.13)      (0.15)     (0.04)
Net Realized and Unrealized Gain (Loss) on
 Investments...........................................                  5.69        7.59       (0.95)       1.83       1.66
                                                         -------------------------------------------------------------------
Total from Investment Operations.......................                  5.38        7.34       (1.08)       1.68       1.62
                                                         -------------------------------------------------------------------
Dividends from Net Investment Income...................                  0.00        0.00        0.00        0.00       0.00
Distributions from Capital Gains.......................                  3.71        3.34        1.48        0.00       0.00
                                                         -------------------------------------------------------------------
Total Distributions....................................                  3.71        3.34        1.48        0.00       0.00
                                                         -------------------------------------------------------------------
Net Asset Value, End of Period.........................              $  34.21    $  32.54    $  28.54    $  31.10    $ 29.42
                                                         -------------------------------------------------------------------
Total Return(D)........................................                 16.52%      25.72%      (3.46)%      5.71%      5.83%
Net Assets, End of Period (in thousands)...............              $115,253    $121,207    $101,237    $103,187    $72,569
Ratio of Expenses to Average Net Assets................                  1.60%(G)     1.65%      1.66%       1.64%      1.72%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..............................................                  1.60%(G)     1.65%      1.66%       1.64%      1.72%
Ratio of Net Investment Income (Loss) to Average Net
 Assets................................................                 (0.87)%     (0.82)%     (0.50)%     (0.60)%    (0.20)%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers)............................                 (0.87)%     (0.82)%     (0.50)%     (0.60)%    (0.20)%
Portfolio Turnover Rate................................                 66.42%      65.20%      74.40%      61.90%     32.50%
Average Commission Per Share(C)........................              $ 0.0486

                                                                YEAR ENDED DECEMBER 31,
                                                         -------------------------------------
CAPITAL APPRECIATION PORTFOLIO (CLASS A)                  1991       1990       1989     1988
-------------------------------------------------------  -------------------------------------
Net Asset Value, Beginning of Period...................  $ 17.48    $ 16.94    $13.01   $12.28
Net Investment Income (Loss)...........................    (0.01)      0.11     (0.03)   (0.03)
Net Realized and Unrealized Gain (Loss) on
 Investments...........................................    10.33       0.54      4.49     0.76
                                                         ----------------------------------------------
Total from Investment Operations.......................    10.32       0.65      4.46     0.73
                                                         ------------------------------------------------------------
Dividends from Net Investment Income...................     0.00       0.11      0.00     0.00
Distributions from Capital Gains.......................     0.00       0.00      0.53     0.00
                                                         -------------------------------------------------------------------
Total Distributions....................................     0.00       0.11      0.53     0.00
                                                         -------------------------------------------------------------------
Net Asset Value, End of Period.........................  $ 27.80    $ 17.48    $16.94   $13.01
                                                         -------------------------------------------------------------------
Total Return(D)........................................    59.04%      3.84%    34.27%    5.94%
Net Assets, End of Period (in thousands)...............  $33,375    $12,552    $9,091   $2,825
Ratio of Expenses to Average Net Assets................     1.75%      1.75%     2.50%    2.50%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..............................................     2.04%      2.27%     3.90%    6.00%
Ratio of Net Investment Income (Loss) to Average Net
 Assets................................................    (0.10)%     0.70%    (0.50)%  (0.30)%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers)............................    (0.44)%     0.12%    (1.92)%  (3.77)%
Portfolio Turnover Rate................................    40.20%     60.50%    65.80%   49.30%
Average Commission Per Share(C)........................

                                                                 YEAR ENDED        FOR THE PERIOD
                                                                DECEMBER 31,        MAY 1 THROUGH
          CAPITAL APPRECIATION PORTFOLIO (CLASS B)             1997      1996     DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................            $ 32.42        $30.04
Net Investment Income (Loss)................................              (0.35)        (0.12)
Net Realized and Unrealized Gain (loss) on Investments......               5.50          5.84
                                                              -------------------------------------
Total from Investment Operations............................               5.15          5.72
                                                              -------------------------------------
Dividends from Net Investment Income........................               0.00          0.00
Distributions from Capital Gains............................               3.71          3.34
                                                              -------------------------------------
Total Distributions.........................................               3.71          3.34
                                                              -------------------------------------
Net Asset Value, End of Period..............................            $ 33.86        $32.42
                                                              -------------------------------------
Total Return(E).............................................              15.87%        18.99%(B)
Net Assets, End of Period (in thousands)....................            $ 5,047        $1,953
Ratio of Expenses to Average Net Assets.....................               2.14%(G)        2.08%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................               2.14%(G)        2.08%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................              (1.43)%       (1.41)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................              (1.43)%       (1.41)%(A)
Portfolio Turnover Rate.....................................              66.42%        65.20%(A)
Average Commission Per Share(C).............................            $0.0486

                                                               FOR THE PERIOD
                                                                MAY 1 THROUGH
          CAPITAL APPRECIATION PORTFOLIO (CLASS C)            DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................
Net Investment Income (Loss)................................
Net Realized and Unrealized Gain (loss) on Investments......
                                                                   ------
Total from Investment Operations............................
                                                                   ------
Dividends from Net Investment Income........................
Distributions from Capital Gains............................
                                                                   ------
Total Distributions.........................................
                                                                   ------
Net Asset Value, End of Period..............................
                                                                   ------
Total Return(E).............................................
Net Assets, End of Period (in thousands)....................
Ratio of Expenses to Average Net Assets.....................
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................
Portfolio Turnover Rate.....................................
Average Commission Per Share(C)

AAnnualized
BNot Annualized
CDisclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period.
DTotal return does not include one time sales charge.
ETotal return does not include contingent deferred sales charge.
FBased on average monthly shares outstanding.
GEffective September 1, 1995, ratio includes expenses paid indirectly.

                      THE ENTERPRISE Group of Funds, Inc.

                                                   YEAR ENDED
                                                  DECEMBER 31,                   FOR THE PERIOD
SMALL COMPANY VALUE PORTFOLIO       ----------------------------------------    OCTOBER 1 THROUGH
(CLASS A)                            1997       1996       1995       1994      DECEMBER 31, 1993
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period.........................               $  5.43    $  5.17    $  5.29         $  5.00
Net Investment Income (Loss)....                 (0.01)      0.02       0.03            0.01
Net Realized and Unrealized Gain
 (Loss) on Investments..........                  0.62       0.46      (0.01)           0.29
                                    -------------------------------------------------------------
Total from Investment
 Operations.....................                  0.61       0.48       0.02            0.30
                                    -------------------------------------------------------------
Dividends from Net Investment
 Income.........................                  0.00       0.02       0.03            0.01
Distributions from Capital
 Gains..........................                  0.30       0.20       0.11            0.00
                                    -------------------------------------------------------------
Total Distributions.............                  0.30       0.22       0.14            0.01
                                    -------------------------------------------------------------
Net Asset Value, End of
 Period.........................               $  5.74    $  5.43    $  5.17         $  5.29
                                    -------------------------------------------------------------
Total Return (D)................                 11.28%      9.28%      0.34%           5.92%(B)
Net Assets, End of Period (in
 thousands).....................               $17,308    $19,720    $22,120         $ 8,118
Ratio of Expenses to Average Net
 Assets.........................                  1.75%      1.75%      1.75%           1.75%(A)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers).....                  2.38%      2.21%      2.15%           4.00%(A)
Ratio of Net Investment Income
 (Loss) to Average Net Assets...                 (0.13)%     0.32%      0.60%           0.10%(B)
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)............                 (0.76)%    (0.14)%     0.18%          (1.54)%(A)
Portfolio Turnover Rate.........                143.58%     36.50%     16.70%           0.00%(A)
Average Commission Per
 Share(C).......................               $0.0483

                                                                                 FOR THE PERIOD
                                                              YEAR ENDED          MAY 1 THROUGH
SMALL COMPANY VALUE PORTFOLIO (CLASS B)          1997      DECEMBER 31, 1996    DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........                    $  5.41              $  5.28
Net Investment Income (Loss)................                      (0.03)               (0.01)
Net Realized and Unrealized Gain (Loss) on
 Investments................................                       0.61                 0.36
                                                -------------------------------------------------
Total from Investment Operations............                       0.58                 0.35
                                                -------------------------------------------------
Dividends from Net Investment Income........                       0.00                 0.02
Distributions from Capital Gains............                       0.30                 0.20
                                                -------------------------------------------------
Total Distributions.........................                       0.30                 0.22
                                                -------------------------------------------------
Net Asset Value, End of Period..............                    $  5.69              $  5.41
                                                -------------------------------------------------
Total Return(E).............................                      10.77%                6.87%(B)
Net Assets End of Period (in thousands).....                    $ 2,606              $   862
Ratio of Expenses to Average Net Assets.....                       2.30%                2.30%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)........................                       2.92%                2.78%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets.........................                      (0.77)%              (0.40)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers).....                      (1.39)%              (0.90)%(A)
Portfolio Turnover Rate.....................                     143.58%               36.50%(A)
Average Commission Per Share(C).............                    $0.0483

                      THE ENTERPRISE Group of Funds, Inc.

                                                                 FOR THE PERIOD
                                                                  MAY 1 THROUGH
SMALL COMPANY VALUE PORTFOLIO (CLASS C)                         DECEMBER 31, 1997
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................
Net Investment Income (Loss)................................
Net Realized and Unrealized Gain (Loss) on Investments......
                                                                  ------------
Total from Investment Operations............................
                                                                  ------------
Dividends from Net Investment Income (Loss).................
Distributions from Capital Gains............................
                                                                  ------------
Total Distributions.........................................
                                                                  ------------
Net Asset Value, End of Period..............................
                                                                  ------------
Total Return(E).............................................
Net Assets End of Period (in thousands).....................
Ratio of Expenses to Average Net Assets.....................
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................
Portfolio Turnover Rate.....................................
Average Commission Per Share(C).............................

A Annualized
B Not Annualized
C Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period.
D Total return does not include one time sales charge.
E Total return does not include contingent deferred sales charge.

                                                                      YEAR ENDED DECEMBER 31,
INTERNATIONAL GROWTH PORTFOLIO               -------------------------------------------------------------------------
(CLASS A)                                     1997       1996       1995       1994       1993      1992(F)     1991
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.......             $ 16.08    $ 14.70    $ 17.44    $ 13.23    $ 13.38    $ 11.95
Net Investment Income (Loss)...............                0.10       0.11      (0.01)     (0.02)      0.28       0.28
Net Realized and Unrealized Gain (Loss) on
 Investments...............................                1.88       2.12      (0.49)      4.79      (0.39)      1.25
                                                        --------------------------------------------------------------
Total from Investment Operations...........                1.98       2.23      (0.50)      4.77      (0.11)      1.53
                                                        --------------------------------------------------------------
Dividends from Net Investment Income.......                0.09       0.09       0.00       0.00       0.04       0.10
Distributions from Capital Gains...........                0.87       0.76       2.24       0.17       0.00       0.00
Other......................................                0.00       0.00       0.00       0.39(G)    0.00       0.00
                                                        --------------------------------------------------------------
Total Distributions........................                0.96       0.85       2.24       0.56       0.04       0.10
                                                        --------------------------------------------------------------
Net Asset Value, End of Period.............             $ 17.10    $ 16.08    $ 14.70    $ 17.44    $ 13.23    $ 13.38
                                                        --------------------------------------------------------------
Total Return(D)............................               12.32%     15.17%     (2.82)%    36.05%     (0.93)%    12.91%
Net Assets, End of Period (in thousands)...             $34,837    $28,628    $27,523    $22,900    $11,630    $10,736
Ratio of Expenses to Average Net Assets....                2.00%      2.00%      2.00%      2.00%      2.00%      2.00%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers).......................                2.19%      2.40%      2.51%      3.06%      3.70%      3.59%
Ratio of Net Investment Income (Loss) to
 Average Net Assets........................                0.61%      0.70%     (0.20)%    (0.10)%     0.50%      0.60%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers)....                0.42%      0.30%     (0.70)%    (1.15)%    (1.15)%    (0.93)%
Portfolio Turnover Rate....................               23.79%     31.10%    116.10%     70.10%    134.90%     64.50%
Average Commission Per Share(C)............             $0.0221

                                                YEAR ENDED DECEMBER 31,
INTERNATIONAL GROWTH PORTFOLIO               -----------------------------
(CLASS A)                                     1990       1989       1988
-------------------------------------------  -----------------------------
Net Asset Value, Beginning of Period.......  $ 14.53    $ 12.91    $ 12.00
Net Investment Income (Loss)...............     0.04       0.06       0.00
Net Realized and Unrealized Gain (Loss) on
 Investments...............................    (2.27)      2.21       0.91
Total from Investment Operations...........    (2.23)      2.27       0.91
Dividends from Net Investment Income.......     0.04       0.00       0.00
Distributions from Capital Gains...........     0.31       0.65       0.00
Other......................................     0.00       0.00       0.00
Total Distributions........................     0.35       0.65       0.00
Net Asset Value, End of Period.............  $ 11.95    $ 14.53    $ 12.91
Total Return(D)............................   (15.37)%    17.17%      7.58%
Net Assets, End of Period (in thousands)...  $ 9,278    $ 8,514    $ 4,246
Ratio of Expenses to Average Net Assets....     2.00%      2.50%      2.50%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers).......................     3.85%      5.50%      8.50%
Ratio of Net Investment Income (Loss) to
 Average Net Assets........................     0.70%      0.60%      0.00%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers)....    (1.22)%    (2.41)%    (6.09)%
Portfolio Turnover Rate....................    84.70%     68.20%     67.10%
Average Commission Per Share(C)............

                      THE ENTERPRISE Group of Funds, Inc.

                                                                  YEAR ENDED
                                                                 DECEMBER 31,        FOR THE PERIOD
                                                              ------------------      MAY 1 THROUGH
          INTERNATIONAL GROWTH PORTFOLIO (CLASS B)             1997       1996      DECEMBER 31, 1995
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................             $ 16.02         $14.82
Net Investment Income (Loss)................................                0.01          (0.02)
Net Realized and Unrealized Gain (Loss) on Investments......                1.87           2.08
                                                                         ----------------------------
Total from Investment Operations............................                1.88           2.06
                                                                         ----------------------------
Dividends from Net Investment Income........................                0.06           0.10
Distributions from Capital Gains............................                0.87           0.76
                                                                         ----------------------------
Total Distributions.........................................                0.93           0.86
                                                                         ----------------------------
Net Asset Value, End of Period..............................             $ 16.97         $16.02
                                                                         ----------------------------
Total Return(E).............................................               11.72%         13.88%(B)
Net Assets End of Period (in thousands).....................             $ 4,276         $1,094
Ratio of Expenses to Average Net Assets.....................                2.55%          2.55%(A)
Ratio of Expenses to Average Net Assets Excluding
 Waivers)...................................................                2.75%          2.75%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................                0.09%         (0.65)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................               (0.11)%        (0.85)%(A)
Portfolio Turnover Rate.....................................               23.79%         31.10%(A)
Average Commission Per Share(C).............................             $0.0221

A Annualized
B Not Annualized
C Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period.
D Total return does not include one time sales charge.
E Total return does not include contingent deferred sales charge.
F Based on average monthly shares outstanding.
G Distributions in excess of net investment income.

                                                                 FOR THE PERIOD
                                                                  MAY 1 THROUGH
INTERNATIONAL GROWTH PORTFOLIO (CLASS C)                        DECEMBER 31, 1997
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................
Net Investment Income (Loss)................................
Net realized and unrealized gain (Loss) on investments......
Total from Investment Operations............................
Dividends from Net Investment Income........................
Distributions from Capital Gains............................
Total Distributions.........................................
Net Asset Value, End of Period..............................
Total Return(C).............................................
Net Assets, End of Period (in thousands)....................
Ratio of Expenses to Average Net Assets.....................
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................
Portfolio Turnover Rate.....................................

                                                                  YEAR ENDED DECEMBER 31,
                                           ---------------------------------------------------------------------
GOVERNMENT SECURITIES PORTFOLIO (CLASS A)   1997       1996      1995      1994       1993     1992(E)    1991
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...              $  11.83   $ 10.62   $ 12.44   $  12.47   $ 12.40   $ 11.96
Net Investment Income (Loss)...                          0.74      0.76      0.87       0.92      0.99      1.00
Net realized and unrealized gain (Loss)
 on investments...                                      (0.03)     1.21     (1.82)      0.21      0.19      0.44
Total from Investment Operations...                      0.71      1.97     (0.95)      1.13      1.18      1.44
Dividends from Net Investment Income...                  0.74      0.76      0.87       0.92      0.98      1.00
Distributions from Capital Gains...                      0.00      0.00      0.00       0.24      0.13      0.00
Total Distributions...                                   0.74      0.76      0.87       1.16      1.11      1.00
Net Asset Value, End of Period...                    $  11.80   $ 11.83   $ 10.62   $  12.44   $ 12.47   $ 12.40
Total Return(C)...                                       6.29%    19.00%    (7.81)%     9.26%     9.93%    12.58%
Net Assets, End of Period (in
 thousands)...                                       $ 73,693   $86,224   $84,431   $106,541   $71,515   $46,480
Ratio of Expenses to Average Net
 Assets....                                              1.30%     1.30%     1.30%      1.30%     1.30%     0.90%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)...                                  1.42%     1.44%     1.35%      1.44%     1.54%     1.65%
Ratio of Net Investment Income (Loss) to
 Average Net Assets...                                   6.35%     6.66%     7.60%      7.20%     7.90%     8.20%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Waivers)...                                             6.23%     6.52%     7.59%      7.03%     7.72%     7.39%
Portfolio Turnover Rate...                               0.17%     0.00%    27.20%     90.10%   108.40%    58.60%

                                            YEAR ENDED DECEMBER 31,
                                           --------------------------
GOVERNMENT SECURITIES PORTFOLIO (CLASS A)   1990      1989      1988
-----------------------------------------  --------------------------
Net Asset Value, Beginning of Period...    $ 11.92   $ 11.70   $11.96
Net Investment Income (Loss)...               1.01      0.90     0.79
Net realized and unrealized gain (Loss)
 on investments...                            0.05      0.23    (0.26)
Total from Investment Operations...           1.06      1.13     0.53
Dividends from Net Investment Income...       1.02      0.91     0.79
Distributions from Capital Gains...           0.00      0.00     0.00
Total Distributions...                        1.02      0.91     0.79
Net Asset Value, End of Period...          $ 11.96   $ 11.92   $11.70
Total Return(C)...                            9.41%    10.01%    4.53%
Net Assets, End of Period (in
 thousands)...                             $31,535   $29,897   $3,826
Ratio of Expenses to Average Net
 Assets....                                   1.00%     2.10%    2.10%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)...                       1.60%     2.70%    4.50%
Ratio of Net Investment Income (Loss) to
 Average Net Assets...                        8.60%     8.00%    7.00%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Waivers)...                                  7.77%     7.31%    4.52%
Portfolio Turnover Rate...                   70.00%    85.00%   14.30%

                      THE ENTERPRISE Group of Funds, Inc.

                                                          YEAR ENDED
                                                         DECEMBER 31,       FOR THE PERIOD
                                                       ----------------      MAY 1 THROUGH
GOVERNMENT SECURITIES PORTFOLIO (CLASS B)               1997      1996     DECEMBER 31, 1995
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...............              $11.83         $11.12
Net Investment Income (Loss).......................                0.68           0.44
Net Realized and Unrealized Gain (Loss) on
 Investments.......................................               (0.04)          0.71
                                                       -------------------------------------
Total from Investment Operations...................                0.64           1.15
                                                       -------------------------------------
Dividends from Net Investment Income...............                0.68           0.44
Distributions from Capital Gains...................                0.00           0.00
                                                       -------------------------------------
Total Distributions................................                0.68           0.44
                                                       -------------------------------------
Net Asset Value, End of Period.....................              $11.79         $11.83
                                                       -------------------------------------
Total Return(D)....................................                5.61%         10.47%(B)
Net Assets, End of Period (in thousands)...........              $5,683         $2,124
Ratio of Expenses to Average Net Assets............                1.85%          1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..........................................                1.96%          1.91%(A)
Ratio of Net Investment Income to Average Net
 Assets............................................                5.79%          5.64%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)....................                5.68%          5.58%(A)
Portfolio Turnover Rate............................                0.17%          0.00%(A)

                                                                 FOR THE PERIOD
                                                                  MAY 1 THROUGH
GOVERNMENT SECURITIES PORTFOLIO (CLASS C)                       DECEMBER 31, 1997
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................
Net Investment Income (Loss)................................
Net Realized and Unrealized Gain (Loss) on Investments......
                                                                     ------
Total from Investment Operations............................
                                                                     ------
Dividends from Net Investment Income........................
Distributions from Capital Gains............................
                                                                     ------
Total Distributions.........................................
                                                                     ------
Net Asset Value, End of Period..............................
                                                                     ------
Total Return(D).............................................
Net Assets, End of Period (in thousands)....................
Ratio of Expenses to Average Net Assets.....................
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................
Ratio of Net Investment Income to Average Net Assets........
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................
Portfolio Turnover Rate.....................................

A Annualized
B Not Annualized
C Total return does not include one time sales charge.
D Total return does not include contingent deferred sales charge.
E Based on average monthly shares outstanding.

                      THE ENTERPRISE Group of Funds, Inc.

                                                                     YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------------------
HIGH-YIELD BOND PORTFOLIO (CLASS A)           1997      1996       1995       1994       1993       1992       1991
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.......            $ 11.39    $ 10.72    $ 11.70    $ 10.83    $ 10.19    $  8.55
Net Investment Income (Loss)...............               0.94       0.99       0.97       0.95       1.01       1.13
Net Realized and Unrealized Gain (Loss) on
 Investments...............................               0.45       0.67      (0.97)      0.89       0.64       1.66
                                             ------------------------------------------------------------------------
Total from Investment Operations...........               1.39       1.66       0.00       1.84       1.65       2.79
                                             ------------------------------------------------------------------------
Dividends from Net Investment Income
 (Loss)....................................               0.94       0.99       0.98       0.97       1.01       1.15
Distributions from Capital Gains...........               0.00       0.00       0.00       0.00       0.00       0.00
Other......................................               0.00       0.00       0.00       0.00       0.00       0.00
                                             ------------------------------------------------------------------------
Total Distributions........................               0.94       0.99       0.98       0.97       1.01       1.15
                                             ------------------------------------------------------------------------
Net Asset Value, End of Period.............            $ 11.84    $ 11.39    $ 10.72    $ 11.70    $ 10.83    $ 10.19
                                             ------------------------------------------------------------------------
Total Return(C)............................              12.78%     16.00%      0.05%     17.58%     16.69%     33.02%
Net Assets, End of Period (in thousands)...            $54,129    $52,182    $44,822    $44,361    $30,851    $24,672
Ratio of Expenses to Average Net Assets....               1.30%      1.30%      1.30%      1.30%      1.30%      1.30%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers).......................               1.50%      1.52%      1.45%      1.59%      1.64%      1.85%
Ratio of Net Investment Income (Loss) to
 Average Net Assets........................               8.21%      8.80%      8.60%      8.20%      9.40%     11.30%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers)....               8.01%      8.58%      8.52%      7.95%      8.95%     10.51%
Portfolio Turnover Rate....................             180.13%     88.50%    113.00%    121.20%    121.70%    109.30%

                                                 YEAR ENDED DECEMBER 31,
                                             -------------------------------
HIGH-YIELD BOND PORTFOLIO (CLASS A)           1990         1989       1988
-------------------------------------------  -------------------------------
Net Asset Value, Beginning of Period.......  $ 10.98      $ 12.37    $ 12.20
Net Investment Income (Loss)...............     1.26         1.33       1.24
Net Realized and Unrealized Gain (Loss) on
 Investments...............................    (2.43)       (1.37)      0.19

Total from Investment Operations...........    (1.17)       (0.04)      1.43

Dividends from Net Investment Income
 (Loss)....................................     1.24         1.35       1.24
Distributions from Capital Gains...........     0.00         0.00       0.02
Other......................................     0.02(E)      0.00       0.00

Total Distributions........................     1.26         1.35       1.26

Net Asset Value, End of Period.............  $  8.55      $ 10.98    $ 12.37

Total Return(C)............................   (11.55)%      (0.70)%    12.08%
Net Assets, End of Period (in thousands)...  $19,591      $29,144    $15,772
Ratio of Expenses to Average Net Assets....     1.00%        2.10%      2.10%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers).......................     1.71%        2.50%      3.10%
Ratio of Net Investment Income (Loss) to
 Average Net Assets........................    12.30%       11.20%     11.10%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers)....    11.66%       10.76%     10.09%
Portfolio Turnover Rate....................    67.40%       61.60%     88.60%

                                                                YEAR ENDED
                                                               DECEMBER 31,      FOR THE PERIOD
                                                              ---------------     MAY 1 THROUGH
HIGH-YIELD BOND PORTFOLIO (CLASS B)                            1997     1996    DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................           $11.39        $11.11
Net Investment Income (Loss)................................             0.88          0.61
Net Realized and Unrealized Gain (Loss) on Investments......             0.45          0.28
                                                              -----------------------------------
Total from Investment Operations............................             1.33          0.89
                                                              -----------------------------------
Dividends from Net Investment Income........................             0.88          0.61
Distributions from Capital Gains............................             0.00          0.00
                                                              -----------------------------------
Total Distributions.........................................             0.88          0.61
                                                              -----------------------------------
Net Asset Value, End of Period..............................           $11.84        $11.39
                                                              -----------------------------------
Total Return(D).............................................            12.16%         8.12%(B)
Net Assets, End of Period (in thousands)....................           $7,892        $2,951
Ratio of Expenses to Average Net Assets.....................             1.85%         1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................             2.05%         2.09%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................             7.74%         7.84%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................             7.55%         7.68%(A)
Portfolio Turnover Rate.....................................           180.13%        88.50%(A)

A Annualized
B Not Annualized
C Total return does not include one time sales charge.
D Total return does not include contingent deferred sales charge.
E Distributions in excess of net investment income.

                      THE ENTERPRISE Group of Funds, Inc.

                                                               FOR THE PERIOD
                                                               MAY 1, THROUGH
HIGH-YIELD BOND PORTFOLIO (CLASS C)                           DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................
Net Investment Income (Loss)................................
Net Realized and Unrealized Gain (Loss) on Investments......
                                                                   ------
Total from Investment Operations............................
                                                                   ------
Dividends from Net Investment Income........................
Distributions from Capital Gains............................
                                                                   ------
Total Distributions.........................................
                                                                   ------
Net Asset Value, End of Period..............................
                                                                   ------
Total Return(D).............................................
Net Assets, End of Period (in thousands)....................
Ratio of Expenses to Average Net Assets.....................
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................
Ratio of Net Investment Income to Average Net Assets........
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................
Portfolio Turnover Rate.....................................

                      THE ENTERPRISE Group of Funds, Inc.

                                                                                 YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------------
TAX-EXEMPT INCOME PORTFOLIO (CLASS A)                    1997       1996       1995       1994       1993       1992       1991
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................            $ 13.99    $ 12.80    $ 14.31    $ 13.60    $ 13.34    $ 12.78
Net Investment Income (Loss)...........................               0.64       0.65       0.67       0.70       0.76       0.82
Net Realized and Unrealized Gain (Loss) on
 Investments...........................................              (0.16)      1.21      (1.48)      0.73       0.26       0.56
                                                        -------------------------------------------------------------------------
Total from Investment Operations.......................               0.48       1.86      (0.81)      1.43       1.02       1.38
                                                        -------------------------------------------------------------------------
Dividends from Net Investment Income...................               0.64       0.65       0.68       0.70       0.76       0.82
Distributions from Capital Gains.......................               0.00       0.02       0.02       0.02       0.00       0.00
                                                        -------------------------------------------------------------------------
Total Distributions....................................               0.64       0.67       0.70       0.72       0.76       0.82
                                                        -------------------------------------------------------------------------
Net Asset Value, End of Period.........................            $ 13.83    $ 13.99    $ 12.80    $ 14.31    $ 13.60    $ 13.34
                                                        -------------------------------------------------------------------------
Total Return(C)........................................               3.54%     14.85%     (5.69)%    10.76%      7.88%     11.13%
Net Assets, End of Period (in thousands)...............            $28,478    $33,626    $34,297    $41,702    $29,728    $22,614
Ratio of Expenses to Average Net Assets................               1.25%      1.25%      1.25%      1.25%      1.25%      1.25%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..............................................               1.41%      1.42%      1.28%      1.39%      1.41%      1.47%
Ratio of Net Investment Income (Loss) to Average Net
 Assets................................................               4.64%      4.82%      5.00%      4.90%      5.60%      6.30%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers)............................               4.48%      4.65%      4.97%      4.79%      5.49%      6.04%
Portfolio Turnover Rate................................               0.91%      0.75%     25.70%      8.30%     16.30%     21.60%

                                                            YEAR ENDED DECEMBER 31,
                                                         -----------------------------
TAX-EXEMPT INCOME PORTFOLIO (CLASS A)                     1990       1989       1988
-------------------------------------------------------  -----------------------------
Net Asset Value, Beginning of Period...................  $ 12.87    $ 12.66    $ 12.09
Net Investment Income (Loss)...........................     0.81       0.76       0.65
Net Realized and Unrealized Gain (Loss) on
 Investments...........................................   (0.10)       0.31       0.64

Total from Investment Operations.......................     0.71       1.07       1.29

Dividends from Net Investment Income...................     0.80       0.77       0.65
Distributions from Capital Gains.......................     0.00       0.09       0.07

Total Distributions....................................     0.80       0.86       0.72

Net Asset Value, End of Period.........................  $ 12.78    $ 12.87    $ 12.66

Total Return(C)........................................     5.71%      8.68%     10.90%
Net Assets, End of Period (in thousands)...............  $19,880    $18,354    $ 6,655
Ratio of Expenses to Average Net Assets................     1.20%      2.10%      2.10%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)..............................................     1.47%      2.60%      4.00%
Ratio of Net Investment Income (Loss) to Average Net
 Assets................................................     6.50%      6.00%      5.60%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers)............................     6.14%      5.53%      3.67%
Portfolio Turnover Rate................................    66.40%     99.60%    117.40%

                                                                 YEAR ENDED
                                                                DECEMBER 31,      FOR THE PERIOD
                                                              ----------------     MAY 1 THROUGH
TAX-EXEMPT INCOME PORTFOLIO (CLASS B)                          1997      1996    DECEMBER 31, 1995
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................            $13.99        $13.44
Net Investment Income (Loss)................................              0.56          0.38
Net Realized and Unrealized Gain (Loss) on Investments......             (0.16)         0.57
                                                              ------------------------------------
Total from Investment Operations............................              0.40          0.95
                                                              ------------------------------------
Dividends from Net Investment Income........................              0.56          0.38
Distributions from Capital Gains............................              0.00          0.02
                                                              ------------------------------------
Total Distributions.........................................              0.56          0.40
                                                              ------------------------------------
Net Asset Value, End of Period..............................            $13.83        $13.99
                                                              ------------------------------------
Total Return(D).............................................              2.96%         7.18%(B)
Net Assets, End of Period (in thousands)....................            $2,037        $  912
Ratio of Expenses to Average Net Assets.....................              1.80%         1.80%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................              1.96%         1.98%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................              4.07%         4.08%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................              3.92%         3.94%(A)
Portfolio Turnover Rate.....................................              0.91%         0.75%(A)

                                                               FOR THE PERIOD
                                                                MAY 1 THROUGH
TAX-EXEMPT INCOME PORTFOLIO (CLASS C)                         DECEMBER 31, 1995
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................
Net Investment Income (Loss)................................
Net Realized and Unrealized Gain (Loss) on Investments......
                                                                   ------
Total from Investment Operations............................
                                                                   ------
Dividends from Net Investment Income........................
Distributions from Capital Gains............................
                                                                   ------
Total Distributions.........................................
                                                                   ------
Net Asset Value, End of Period..............................
                                                                   ------
Total Return(D).............................................
Net Assets, End of Period (in thousands)....................
Ratio of Expenses to Average Net Assets.....................
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................
Ratio of Net Investment Income to Average Net Assets........
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................
Portfolio Turnover Rate.....................................

A Annualized
B Not Annualized
C Total return does not include one time sales charge.
D Total return does not include contingent deferred sales charge.

                      THE ENTERPRISE Group of Funds, Inc.

                                                                                                    FOR THE PERIOD
                                                                  YEAR ENDED DECEMBER 31,           OCTOBER 1, 1994
                                                              -------------------------------           THROUGH
MANAGED PORTFOLIO (CLASS A)                                     1997        1996       1995        DECEMBER 31, 1994
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................              $   6.70    $  4.91           $ 5.00
Net Investment Income (Loss)................................                  0.06       0.04             0.01
Net Realized and Unrealized Gain (Loss) on Investments......                  1.41       1.81            (0.09)
                                                              ------------------------------------------------------
Total from Investment Operations............................                  1.47       1.85            (0.08)
                                                              ------------------------------------------------------
Dividends from Net Investment Income........................                  0.06       0.03             0.01
Distributions from Capital Gains............................                  0.14       0.03             0.00
                                                              ------------------------------------------------------
Total Distributions.........................................                  0.20       0.06             0.01
                                                              ------------------------------------------------------
Net Asset Value, End of Period..............................              $   7.97    $  6.70           $ 4.91
Total Return(E).............................................                 22.08%     37.68%           (1.58)%(B)
Net Assets End of Period (In Thousands).....................              $101,022    $47,839           $7,872
Ratio of Expenses to Average Net Assets.....................                  1.57%      1.75%            1.75% (A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................                  1.57%      1.90%            3.71%(A)
Ratio of Net Investment Income to Average Net Assets........                  1.12%      1.09%            1.30%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................                  1.12%      0.94%           (0.32)%(A)
Portfolio Turnover Rate.....................................                 33.21%     26.40%           27.10%(A)
Average Commission Per Share(C).............................              $ 0.0551

                                                                                    FOR THE PERIOD
                                                                  YEAR ENDED          MAY 1, 1996
                                                                 DECEMBER 31,           THROUGH
MANAGED PORTFOLIO (CLASS B)                                    1997       1996     DECEMBER 31, 1995
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................             $  6.68        $  5.68
Net Investment Income (Loss)................................                0.02           0.01
Net Realized and Unrealized Gain (Loss) on Investments......                1.41           1.05
                                                              --------------------------------------
Total from Investment Operations............................                1.43           1.06
                                                              --------------------------------------
Dividends from Net Investment Income........................                0.04           0.03
Distributions from Capital Gains............................                0.14           0.03
                                                              --------------------------------------
Total Distributions.........................................                0.18           0.06
                                                              --------------------------------------
Net Asset Value, End of Period..............................             $  7.93        $  6.68
                                                              --------------------------------------
Total Return(D).............................................               21.50%         18.38%(B)
Net Assets End of Period (in thousands).....................             $57,037        $16,792
Ratio of Expenses to Average Net Assets.....................                2.13%          2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................                2.13%          2.45%(A)
Ratio of Net Investment Income to Average Net Assets........                0.52%          0.31%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................                0.52%          0.14%(A)
Portfolio Turnover Rate.....................................               33.21%         26.40%(A)
Average Commission Per Share(C).............................             $0.0551

                      THE ENTERPRISE Group of Funds, Inc.

                                                               FOR THE PERIOD
                                                                MAY 1 THROUGH
MANAGED PORTFOLIO (CLASS C)                                   DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................
Net Investment Income (Loss)................................
Net Realized and Unrealized Gain (Loss) on Investments......
                                                              -----------------
Total from Investment Operations............................
                                                              -----------------
Dividends from Net Investment Income (Loss).................
Distributions from Capital Gains............................
                                                              -----------------
Total Distributions.........................................
                                                              -----------------
Net Asset Value, End of Period..............................
                                                              -----------------
Total Return(D).............................................
Net Assets End of Period (in thousands).....................
Ratio of Expenses to Average Net Assets.....................
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...................................................
Ratio of Net Investment Income (Loss) to Average Net
 Assets.....................................................
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Waivers)........................................
Portfolio Turnover Rate.....................................
Average Commission Per Share(C).............................

A Annualized
B Not Annualized
C Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and Sale of equity investments on which commissions are charged during the period.
D Total return does not include one time sales charge.
E Total return does not include contingent deferred sales charge.

                      THE ENTERPRISE Group of Funds, Inc.

                                                                                                                 FOR THE PERIOD
                                                             YEAR ENDED DECEMBER 31,                                  MAY 1
                                    -------------------------------------------------------------------------        THROUGH
 MONEY MARKET PORTFOLIO (CLASS A)    1997       1996       1995       1994       1993      1992(D)     1991     DECEMBER 31, 1990
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period............................            $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00        $  1.00
Net Investment Income (Loss).......               0.04       0.05       0.03       0.02       0.03       0.05           0.04
Total from Investment Operations...               0.04       0.05       0.03       0.02       0.03       0.05           0.04
                                    ---------------------------------------------------------------------------------------------
Dividends from Net Investment
 Income............................               0.04       0.05       0.03       0.02       0.03       0.05           0.04
                                    ---------------------------------------------------------------------------------------------
Total Distributions................               0.04       0.05       0.03       0.02       0.03       0.05           0.04
                                    ---------------------------------------------------------------------------------------------
Net Asset Value, End of Period.....            $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00        $  1.00
                                    ---------------------------------------------------------------------------------------------
Total Return(A)....................               4.51%      5.05%      3.34%      2.24%      2.92%      5.22%          4.75%(B)
Net Assets, End of Period (in
 thousands)........................            $59,074    $40,325    $32,334    $18,302    $18,932    $16,710        $19,031
Ratio of Expenses to Average Net
 Assets............................               1.00%      1.00%      1.00%      1.00%      1.00%      1.00%          1.00%(A)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers)........               1.18%      1.35%      1.33%      1.72%      1.56%      1.51%          1.38%(A)
Ratio of Net Investment Income to
 Average Net Assets................               4.42%      4.92%      3.30%      2.20%      2.80%      5.10%          7.00%(A)
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)...............               4.24%      4.57%      3.08%      1.47%      1.81%      4.62%          6.17%(A)

                                             YEAR ENDED
                                            DECEMBER 31,
                                                1996          FOR THE PERIOD
                                           ---------------     MAY 1 THROUGH
MONEY MARKET PORTFOLIO (CLASS B)            1997     1996    DECEMBER 31, 1995
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period......          $ 1.00        $ 1.00
Net Investment Income (Loss)..............            0.04          0.03
Total from Investment Operations..........            0.04          0.03
                                           -----------------------------------
Dividends from Net Investment Income......            0.04          0.03
                                           -----------------------------------
Total Distributions.......................            0.04          0.03
                                           -----------------------------------
Net Asset Value, End of Period............          $ 1.00        $ 1.00
                                           -----------------------------------
Total Return(C)...........................            3.94%         2.95%(B)
Net Assets, End of Period (in
 thousands)...............................          $1,344        $  394
Ratio of Expenses to Average Net Assets...            1.55%         1.55%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)......................            1.73%         1.88%(A)
Ratio of Net Investment Income to Average
 Net Assets...............................            3.85%         4.23%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers)...            3.68%         3.90%(A)

                                                           FOR THE PERIOD
                                                            MAY 1 THROUGH
MONEY MARKET PORTFOLIO (CLASS C)                          DECEMBER 31, 1997
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period....................
Net Investment Income (Loss)............................
Total from Investment Operations........................
                                                               ------
Dividends from Net Investment Income....................
                                                               ------
Total Distributions.....................................
                                                               ------
Net Asset Value, End of Period..........................
                                                               ------
Total Return(C).........................................
Net Assets, End of Period (in thousands)................
Ratio of Expenses to Average Net Assets.................
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...............................................
Ratio of Net Investment Income to Average Net Assets....
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers).............................

A Annualized
B Not Annualized
C Total return does not include contingent deferred sales charge.
D Based on average monthly shares outstanding.

                      THE ENTERPRISE Group of Funds, Inc.

              INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

The following descriptions of the Portfolios are intended to help you select the Portfolio which is appropriate for your investment objective. You may wish to pursue your objectives by investing in more than one Portfolio.

The investment objectives of each Portfolio may not be changed without approval of a majority of the outstanding voting securities of that Portfolio.

                               EQUITY PORTFOLIOS

Under normal market conditions, at least 65% of the net asset value of the eight Equity Portfolios will be invested in common equity securities. The remainder of the Equity Portfolios' assets may be invested in repurchase agreements, bankers acceptances, bank certificates of deposit, commercial paper and similar money market instruments, convertible bonds, convertible preferred stock, preferred stock, corporate bonds, U.S. Treasuries, notes and bonds, American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), foreign stocks, rights and warrants.

The Growth, Growth and Income, Equity, Equity Income, Capital Appreciation, Small Company Growth and Small Company Value Portfolios invest in securities that are traded on national securities exchanges and in the over-the-counter market. Each of these Portfolios may invest up to 20% of its assets in foreign securities provided they are listed on a domestic or foreign securities exchange or are represented by ADRs and up to 10% of its assets in illiquid, including restricted, securities. As noted below, the International Growth Portfolio invests principally in the securities of foreign issuers listed on recognized foreign exchanges, but may also invest in securities traded on the over-the-counter market.

                                GROWTH PORTFOLIO

The objective of the Growth Portfolio is appreciation of capital primarily through investments in common stocks. The Portfolio's common stock selection emphasizes those companies having growth characteristics, but the Portfolio's investment policy recognizes that securities of other companies may be attractive for capital appreciation purposes by virtue of special developments or depression in price believed to be temporary. The potential for appreciation of capital is the basis for investment decisions; any income is incidental.

                               GROWTH AND INCOME

The objective of the Growth and Income Portfolio is to achieve a total return in excess of the total return of the Lipper Growth and Income Mutual Funds Average, measured over a period of three to five years, by investing primarily in a broadly diversified group of large capitalization companies. The Portfolio seeks this objective primarily through capital appreciation with income as a secondary consideration. The Portfolio will invest in securities of companies which the Portfolio Manager believes to be financially sound and will consider such factors as the sales, growth and profitability prospects for the economic sector and markets in which the company operates and for the services of products it provides; the financial condition of the company; its ability to meet its liabilities and to provide income in the form of dividends; the prevailing price of the security; how that price compares to historical price levels of the security, to current price levels in the general market, and to the

                      THE ENTERPRISE Group of Funds, Inc.

prices of competing companies; projected earnings estimates and earnings growth rate of the company, and the relation of those figures to the current price.

In general, the Portfolio will invest in stocks of companies with market capitalizations in excess of $750 million. Although there is no assurance that the Portfolio will meet its objective, the securities held in the Growth and Income Portfolio will generally reflect the price volatility of the broad equity market (i.e., the Standard & Poor's 500 Index).

                                EQUITY PORTFOLIO

The investment objective of the Equity Portfolio is long term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Portfolio Manager to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings. It is the Portfolio Manager's intention to invest in securities of companies which in the Portfolio Manager's opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship. Investment policies aimed at achieving the Portfolio's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions which vary from time-to-time. Under normal circumstances at least 65% of the Portfolio's assets will be invested in equity securities. The Portfolio will invest primarily in stocks listed on the New York Stock Exchange. In addition, it may also purchase securities listed on other domestic securities exchanges, securities traded in the domestic over-the-counter market and foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American Depository Receipts listed on a domestic securities exchange or traded in the United States over-the-counter market.

                            EQUITY INCOME PORTFOLIO

The objective of the Equity Income Portfolio is a combination of growth and income to achieve an above average and consistent total return, primarily from investments in dividend-paying common stocks.

The Portfolio's principal criterion in stock selection is above average yield, and it uses this criterion as a discipline to enhance stability and reduce market risk. Subject to this primary criterion, the Portfolio invests in stocks that have relatively low price to earnings ratios or relatively low price to book value ratios.

                         CAPITAL APPRECIATION PORTFOLIO

The objective of the Capital Appreciation Portfolio is maximum capital appreciation, primarily through investments in common stocks of companies that demonstrate accelerating earnings momentum and consistently strong financial characteristics.

The Portfolio invests primarily in common stocks of companies which meet the Portfolio Manager's criteria of: (a) steadily increasing earnings; and (b) a three-year average performance record of sales, earnings, dividend growth, pretax margins, return on equity and reinvestment rate at an aggregate average of 1.5 times the average performance of the Standard & Poor's 500 common stocks ("S&P 500") for the same period. The Portfolio attempts to invest in a range of small, medium and large companies designed to achieve an average capitalization of the companies in which it invests that is less than the average capitali-

                      THE ENTERPRISE Group of Funds, Inc.

zation of the S&P 500. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

                         SMALL COMPANY GROWTH PORTFOLIO

The Small Company Growth Portfolio seeks capital appreciation and invests primarily in common stocks of small capitalization companies believed by the Portfolio Manager to have an outlook for strong earnings growth and potential for significant capital appreciation. The Portfolio will normally be as fully invested as practicable in common stocks and securities convertible into common stocks, but also may invest up to 5% of its assets in warrants and rights to purchase common stocks. In the option of the Portfolio Manager, there may be times when the shareholder's best interests are best served and the investment objective is more likely to be achieved by having varying amounts of the Portfolio's assets in convertible securities. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks and convertible securities of small capitalization companies (market capitalization of up to $1 billion). At certain times that percentage may be substantially higher. Securities will be sold when the Portfolio Manager believes that anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects, or the risk of a decline in market price is too great. Because of its policy with respect to the sales of investments, the Portfolio may from time to time realize short-term gains or losses. The Portfolio will likely have somewhat greater volatility than the stock market in general, as measured by the S&P 500 Index.

                         SMALL COMPANY VALUE PORTFOLIO

The objective of the Small Company Value Portfolio is maximum capital appreciation, primarily through investment of at least 65% of Portfolio assets in the common equity securities of companies (based on the total outstanding common shares at the time of investment) which have a market capitalization of up to $1 billion.

The Portfolio intends to invest the remaining 35% of its total assets in the same manner but reserves the right to use some or all of the 35% to invest in equity securities of companies (based on the total outstanding common shares at the time of investment) which have a market capitalization of more than $1 billion.

In pursuing its objective, the Portfolio's strategy will be to invest in stocks of companies with value that may not be fully reflected by current stock price. Since small companies tend to be less actively followed by stock analysts, the market may overlook favorable trends and then adjust its valuation more quickly once investor interest has surfaced. The Portfolio Manager seeks out companies in the public market that are selling at a discount to their private market value (PMV) measured using proprietary research techniques in areas of core competencies. The Portfolio Manager then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.

                         INTERNATIONAL GROWTH PORTFOLIO

The objective of the International Growth Portfolio is capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

                      THE ENTERPRISE Group of Funds, Inc.

It is a fundamental policy of the Portfolio that it will invest at least 80% of the value of its assets (except when maintaining a temporary defensive position) in equity securities of companies domiciled outside the United States. That portion of the Portfolio not invested in equity securities is, in normal circumstances, invested in U.S. and foreign government securities, high grade commercial paper, certificates of deposit, foreign currency, banker acceptances, cash and cash equivalents, time deposits, repurchase agreements and similar money market instruments, both foreign and domestic. The Portfolio may invest in convertible debt securities of foreign issuers which are convertible into equity securities at such time as a market for equity securities is established in the country involved.

The Portfolio Manager's investment perspective for the Portfolio is to invest in the equity securities of non-U.S. markets and companies which are believed to be undervalued based upon internal research and proprietary valuation systems. This international equity strategy reflects the Portfolio Manager's decisions concerning the relative attractiveness of asset classes, the individual international equity markets, industries across and within those markets, other common risk factors within those markets and individual international companies. The Portfolio Manager initially identifies those securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. The relative performance of foreign currencies is an important factor in the Portfolio's performance. The Portfolio Manager may manage the Portfolio's exposure to various currencies to take advantage of different yield, risk and return characteristics. The Portfolio Manager's proprietary valuation model determines which securities are potential candidates for inclusion in the Portfolio.

The benchmark for the Portfolio is the European, Australian, Far East ("EAFE") Index (the "Benchmark"). The Benchmark is a market driven, broad based index which includes non-U.S. equity markets in terms of capitalization and performance. The Benchmark is designed to provide a representative total return for all major stock exchanges located outside the U.S. From time to time, the Portfolio Manager may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market.

As a general matter, the Portfolio Manager will purchase for the Portfolio only securities contained in the underlying index relevant to the Benchmark. Brinson Partners will attempt to enhance the long-term risk and return performance of the Fund relative to the Benchmark by deviating from the normal Benchmark mix of country allocation and currencies in reaction to discrepancies between current market prices and fundamental values. The active management process is intended to produce a superior performance relative to the Benchmark index.

The Portfolio Manager will purchase securities of companies domiciled in a minimum of 8 to 12 countries outside the United States.

                               INCOME PORTFOLIOS

Investors should refer to the Appendix to the Statement of Additional Information for a description of the Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings mentioned below.

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                        GOVERNMENT SECURITIES PORTFOLIO

The objective of the Government Securities Portfolio is current income and safety of principal primarily from securities that are obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities").

It is a fundamental policy of the Portfolio that under normal conditions at least 80% of the value of its net assets will be invested in U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are generally considered to be of the same or higher credit quality as privately issued securities rated Aaa by Moody's or AAA by S&P.

U.S. Government Securities consist of direct obligations of the U.S. Treasury (such as treasury bills, treasury notes and treasury bonds) and securities issued or guaranteed by agencies and instrumentalities of the United States Government. Those securities issued by agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. Examples of full faith and credit securities are securities issued by the Government National Mortgage Association ("GNMA Certificates"). Examples of agencies or instrumentalities whose securities are not backed by the full faith and credit of the United States are the Federal Farm Credit System, the Federal Home Loan Banks, the Tennessee Valley Authority, the United States Postal Service and the Export-Import Bank. The Portfolio may concentrate from time to time in different securities described above in order to obtain the highest level of current income and safety of principal.

The remainder of the Portfolio's assets may be invested in repurchase agreements, bankers acceptances, bank certificates of deposit, commercial paper and similar money market instruments, corporate bonds and other mortgage-related securities (including collateralized mortgage obligations or "CMOs") rated Aaa by Moody's or AAA by S&P at the time of the investment or determined by the Portfolio Manager to be of comparable credit quality at the time of investment to such rated securities. In making such investments, the Portfolio Manager seeks income but gives careful attention to security of principal and considers such factors as marketability and diversification. For a discussion of CMOs and related risks, see "Certain Investment Techniques and Associated Risks".

As described in "Certain Investment Techniques and Associated Risks," the Portfolio may write and sell covered call option contracts on securities that it owns (in an effort to enhance income through hedging and other investment techniques) to the extent of 20% of the value of its net assets at the time such option contracts are written.

                           HIGH-YIELD BOND PORTFOLIO

The objective of the High-Yield Bond Portfolio is maximum current income, primarily from debt securities that are rated Ba or lower by Moody's or BB or lower by Standard & Poor's.

It is a fundamental policy of the Portfolio that it will invest at least 80% of the value of its total assets (except when maintaining a temporary defensive position) in high-yielding, income-producing corporate bonds that are rated B3 or better by Moody's or B- or better by S&P. The corporate bonds in which the Portfolio invests are high-yielding but normally carry a greater credit risk than bonds with higher ratings. In addition, such bonds, commonly referred to as "junk bonds", may involve greater volatility of price than

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higher-rated bonds. For a discussion of high-yield securities and related risks, see "Certain Investment Techniques and Associated Risks".

The Portfolio's investments are selected by the Portfolio Manager after careful examination of the economic outlook to determine those industries that appear favorable for investments. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, bonds of issuers within those industries are selected based on their creditworthiness, their yields in relation to their credit and the relative strength of their common stock prices. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Portfolio Manager have characteristics of such lower-grade bonds. Should an investment purchased with the above-described credit quality requisites be downgraded to Ca or lower or CC or lower, the Portfolio Manager shall have discretion to hold or liquidate the security.

Subject to the restrictions described above, under normal circumstances, up to 20% of the Portfolio's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Portfolio Manager have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government Securities and otherincome-producing cash equivalents. For a discussion on puts, calls, and futuresand their related risks, see "Certain Investment Techniques and Associated Risks".

                          TAX-EXEMPT INCOME PORTFOLIO

The objective of the Tax-Exempt Income Portfolio is a high level of current income not includable in gross income for federal income tax purposes, with consideration given to preservation of principal, primarily from investments in a diversified portfolio of long-term investment grade municipal bonds.

It is a fundamental policy of the Portfolio that it will invest at least 80% of its net assets (except when maintaining a temporary defensive position) in Municipal Securities (or futures contracts or options on futures with respect thereto) which, at the time of investment, are investment grade or in Municipal Securities which are not rated if, based upon credit analysis by the Portfolio Manager, it is believed that such securities are of comparable quality to such rated bonds.

The Portfolio invests primarily in investment grade "Municipal Securities" the interest on which, in the opinion of counsel for issuers and the Portfolio, is not includable in gross income for federal income tax purposes. Municipal Securities are notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. These securities are traded primarily in the over-the-counter market. Such securities may have fixed, variable or floating rates of interest. See the Appendix to this Prospectus for a further description of Municipal Securities.

Investment grade securities are: bonds rated within the three highest ratings by Moody's (Aaa, Aa, A) or S&P (AAA, AA, A); notes given one of the three highest ratings by Moody's (MIG1, MIG2, MIG3) for notes; commercial paper rated P-1 by Moody's or

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A-1 by S&P; and variable rate securities rated VMIG1 or VMIG2 by Moody's.

While there are no maturity restrictions on the Municipal Securities in which the Portfolio invests, the average maturity is expected to range between 10 and 25 years. The Portfolio Manager will actively manage the Portfolio, adjusting the average Portfolio maturity and utilizing futures contracts and options on futures as a defensive measure according to its judgment of anticipated interest rates. During periods of rising interest rates and falling prices, a shorter weighted average maturity may be adopted to cushion the effect of bond price declines on the Portfolio's net asset value. When rates are falling and prices are rising, a longer weighted average maturity rate may be adopted. For a discussion on futures and their related risks, see "Certain Investment Techniques and Associated Risks".

The Portfolio may also invest up to 20% of its net assets in cash, cash equivalents and debt securities, the interest from which may be subject to federal income tax. Investments in taxable securities will be limited to investment grade corporate debt securities and U.S. Government Securities.

The Portfolio will not invest more than 20% of its net assets in Municipal Securities the interest on which is subject to federal alternative minimum tax.

                               FLEXIBLE PORTFOLIO

                               MANAGED PORTFOLIO

The objective of the Managed Portfolio is growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Portfolio Manager's assessments of the relative outlook for such investments. In seeking to achieve its investment objective, the types of equity securities in which the Portfolio may invest will be the same as those in which the Equity Portfolios invest. Debt securities are expected to be predominantly investment grade intermediate to long term U.S. Government and corporate debt, although the Portfolio will also invest in high quality short term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Manager deems it advisable in order to preserve capital. In addition, the Portfolio may also invest up to 20% of its assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by ADRs listed on a domestic securities exchange or traded in the United States over-the-counter market.

The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Portfolio Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective.

                             MONEY MARKET PORTFOLIO

The investment objective of the Money Market Portfolio is to provide the highest possible level of current income, consistent with preservation of capital and liquidity. Securities in which the Portfolio will invest may not yield as high a level of current income as

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securities of lower quality and longer maturity which generally have less liquidity and greater market risk. The Money Market Portfolio seeks to achieve its objective by investing in a diversified portfolio of high quality money market instruments, comprised of U.S. dollar-denominated instruments which present minimal credit risks and are of eligible quality which consist of the following:

1. obligations issued or guaranteed as to principal and interest by the United States Government or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress;

2. commercial paper, negotiable certificates of deposit, letters of credit, time deposits and bankers' acceptances, of U.S. or foreign banks, and U.S. or foreign savings and loans associations, which at the date of investment have capital, surplus and undistributed profits as of the date of their most recent published financial statements of $500,000,000 or greater;

3. short-term corporate debt instruments (commercial paper or variable amount master demand notes) rated "A-1" or "A-2" by S&P or "Prime 1" or "Prime 2" by Moody's or Tier 1 by any two Nationally Recognized Statistical Rating Organization ("NRSRO"), or, if not rated, issued by a company rated at least "A" by any two NRSROs and about which the Board of Directors of the Fund has ratified the Portfolio Manager's independent determination that the instrument presents minimal credit risks and is of high quality; however, investments in securities of all issuers having the second highest rating (A-2/P-2) assigned shall be limited to no more than five percent of the Portfolio's assets at the time of purchase, with the investment of any one such issuer being limited to not more than one percent of Portfolio assets at the time of purchase;

4. corporate obligations limited to non-convertible corporate debt securities having one year or less remaining to maturity and which are rated "AA" or better by S&P or "Aa" or better by Moody's; and

5. repurchase agreements with respect to any of the foregoing obligations.

The Money Market Portfolio will limit its investment in the securities of any one issuer to no more than five percent of Portfolio assets, measured at the time of purchase.

In addition, the Money Market Portfolio will not purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays on resale or which is not readily marketable if more than 10% of the net assets of the Money Market Portfolio, taken at market value would be invested in such securities.

After purchase by the Money Market Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Money Market Portfolio. Neither event will require a sale of such security by the Money Market Portfolio. The Portfolio Manager will consider such event in its determination of whether the Money Market Portfolio should continue to hold the security provided that the security presents minimal credit risks and that holding the security is in the best interests of the Portfolio. To the extent Moody's or S&P may change their rating systems generally (as described in the Appendix to the Statement of Addi-

                      THE ENTERPRISE Group of Funds, Inc.

tional Information) the Money Market Portfolio will attempt to use comparable ratings as standards for investments in accordance with investment policies contained herein and in the Fund's Statement of Additional Information.

The dollar weighted average maturity of the Money Market Portfolio will be 90 days or less.

All investments of the Money Market Portfolio will be limited to instruments which the Board of Directors determines are of eligible quality, which, if instruments of foreign issuers, are United States dollar-denominated instruments presenting minimal credit risk, and all of which are either:

1. of those rated in the two highest rating categories by any Nationally Recognized Statistical Rating Organization (NRSRO), or

2. if the instrument is not rated, of comparable quality as determined by the Board of Directors.

Generally, instruments with NRSRO ratings in the two highest grades are considered "high quality." All of the money market investments will mature in 397 days or less. The Money Market Portfolio will use the amortized cost method of securities valuation, as described more fully in the Statement of Additional Information.

                               CERTAIN INVESTMENT
                                 TECHNIQUES AND
                                ASSOCIATED RISKS

Following is a description of certain investment techniques employed by the Portfolios, and certain types of securities invested in by the Portfolios and associated risks. Unless otherwise indicated, all of the Portfolios may use the indicated techniques and invest in the indicated securities.

                GENERAL RISKS ASSOCIATED WITH EQUITY PORTFOLIOS

The Equity Portfolios seek to reduce risk of loss of principal due to changes in the value of individual stocks by investing in a diversified portfolio of common stocks and through the use of options on stocks. Such investment techniques do not, however, eliminate all risks. Investors should expect the value of the Equity Portfolios and the net asset value of their shares to fluctuate based on market conditions.

Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies due to the risk related to markets, market share, product performance and financial resources. The limited volume and frequency of trading of small capitalization companies may subject their stocks to greater price deviations than stocks of larger companies.

The International Growth Portfolio carries additional risks associated with possibly less stable foreign securities and currencies. For a discussion on these risks, please refer to "Foreign Currency Values and Transactions".

                GENERAL RISKS ASSOCIATED WITH INCOME PORTFOLIOS

Although the Income Portfolios seek to reduce credit risks, i.e., failure of obligors to pay interest and principal, through careful selection of investments, and they seek to reduce market risks resulting from fluctuations in the principal value of debt obligations due to changes in prevailing interest rates by careful timing of maturities of investments, such risks cannot be eliminated, and these factors will affect the net asset value of shares in the Income Portfolios. The

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value of debt obligations has an inverse relationship with prevailing interest rates.

                GENERAL RISKS ASSOCIATED WITH FLEXIBLE PORTFOLIO

The foregoing types of risks associated with equity and income portfolios also apply to flexible portfolios.

                           U.S. GOVERNMENT SECURITIES

Although the payment of interest and principal on a security may be guaranteed by the United States Government or one of its agencies or instrumentalities, the value of such fixed income securities and, consequently, the yield on and net asset value of shares of the Government Securities Portfolio are not guaranteed by the U.S. Government. The net asset value fluctuates in response to changes in interest rates and market valuation. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. As a result, the Government Securities Portfolio's ability to maintain positions in high-yielding, mortgage-backed securities, such as GNMA Certificates, will be affected by reductions in the principal amounts of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at the time.

                        MORTGAGE-RELATED SECURITIES AND
                            ASSET-BACKED SECURITIES

Up to 20% of the net assets of the Government Securities Portfolio may be invested in assets other than U.S. Government Securities, including collateralized mortgage related securities ("CMOs") and asset backed securities. These securities are considered to be volatile and may be thinly traded. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Government Securities Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

While there are many versions of CMOs and asset backed securities, some include "Interest Only" or "IO" -- where all interest payments go to one class of holders, "Principal Only" or "PO" -- where all of the principal goes to a second class of holders, "Floaters" -- where the coupon rate floats in the same direction as interest rates and "Inverse Floaters" -- where the coupon rate floats in the opposite direction as interest rates. All these securities are volatile; they also have particular risks in differing interest rate environments as described below.

The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity and, therefore, the market value of the IO. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. Accordingly, investment in IOs can theoretically be expected to contribute to stabilizing a Portfolio's net asset value. However, if the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are

                      THE ENTERPRISE Group of Funds, Inc.

rated AAA or the equivalent. Conversely, while the yield to maturity on a PO class is also extremely sensitive to rate of principal payments (including prepayments) on the related underlying mortgage assets, a slow rate of principal payments may have a material adverse effect on yield to maturity and therefore the market value of the PO. As interest rates rise and fall, the value of POs tends to move in the opposite direction from interest rates. This is typical of most debt instruments. See "General Risks Associated With Income Portfolios".

Floaters and Inverse Floaters ("Floaters") are extremely sensitive to the rise and fall in interest rates. The coupon rate on these securities is based on various benchmarks, such as LIBOR ("London Inter-Bank Offered Rate") and the 11th District cost of funds (the base rate). The coupon rate on Floaters can be affected by a variety of terms. Floaters can be reset at fixed intervals over the life of the Floater, float with a spread to the base rate or be a certain percentage rate minus a certain base rate. Some Floaters have floors below which the interest rate cannot be reset and/or ceilings above which the interest rate cannot be reset. The coupon rate and/or market value of Floaters tend to move in the same direction as the base rate while the coupon rate and/or market value of Inverse Floaters tend to move in the opposite direction from the base rate.

The market value of all CMOs and other asset backed securities are determined by supply and demand in the bid/ask market, interest rate movements, the yield curve, forward rates, prepayment assumptions and credit of the underlying issuer. Further, the price actually received on a sale may be different from bids when the security is being priced.

CMOs and asset-backed securities tradeover a bid and ask market through several large market makers. Due to the complexity and concentration of derivative securities, the liquidity and, consequently, the volatility of these securities can be sharply influenced by market demand.

Asset-backed and mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Portfolio Manager (subject to the oversight of the Board of Directors), the investment restriction limiting the Portfolio's investment in illiquid instruments to not more than 10% of the value of its net assets will apply. However, IOs and POs issued by the U.S. Government, its agencies and instrumentalities, and backed by fixed-rate mortgages may be excluded from this limit, if, in the judgment of the Portfolio Manager (subject to the oversight of the Board of Directors) such IOs and POs are readily marketable. The Government Securities Portfolio does not intend to invest in residual interests, privately issued securities or subordinated classes of underlying mortgages.

                             HIGH-YIELD SECURITIES

Notwithstanding the investment policies and restrictions applicable to the High-Yield Bond and Managed Portfolios which were designed to reduce risks associated with such investments, high-yield securities may carry higher levels of risk than many other types of income producing securities. These risks are of three basic types: the risk that the issuer of the high-yield bond will default in the payment of principal and interest; the risk that the value of the bond will decline due to rising interest rates, economic conditions, or public perception; and the risk that the investor in such bonds may not be able to readily sell

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such bonds. Each of the major categories of risk are impacted by various factors, as discussed below:

                             HIGH-YIELD BOND MARKET

The high-yield bond market is relatively new and has grown in the context of a long economic expansion. Any downturn in the economy may have a negative impact on the perceived ability of the issuer to make principal and interest payments which may adversely affect the value of outstanding high-yield securities and reduce market liquidity.

               SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES

In general, the market prices of bonds bear an inverse relationship to interest rates; as interest rates increase, the prices of bonds decrease. The same relationship may hold for high-yield bonds, but in the past high-yield bonds have been somewhat less sensitive to interest rate changes than treasury and investment grade bonds. While the price of high-yield bonds may not decline as much, relatively, as the prices of treasury or investment grade bonds decline in an environment of rising interest rates, the market price, or value, of a high-yield bond will be expected to decrease in periods of increasing interest rates, negatively impacting the net asset value of the High-Yield Bond Portfolio. High-yield bond prices may not increase as much, relatively, as the prices of treasury or investment grade bonds in periods of decreasing interest rates. Payments of principal and interest on bonds are dependent upon the issuer's ability to pay. Because of the generally lower creditworthiness of issuers of high-yield bonds, changes in the economic environment generally, or in an issuer's particular industry or business, may severely impact the ability of the issuer to make principal and interest payments and may depress the price of high-yield securities more significantly than such changes would impact higher rated, investment grade securities.

                              PAYMENT EXPECTATIONS

Many high-yield bonds contain redemption or call provisions which might be expected to be exercised in periods of decreasing interest rates. Should bonds in which the High-Yield Bond Portfolio has invested be redeemed or called during such an interest rate environment, the Portfolio would have to sell such securities without reference to their investment merit and reinvest the proceeds received in lower yielding securities, resulting in a decreased return for investors in the High-Yield Bond Portfolio. In addition, such redemptions or calls may reduce the High-Yield Bond Portfolio's asset base over which the Portfolio's investment expenses may be spread.

                            LIQUIDITY AND VALUATION

Because of periods of relative illiquidity, many high-yield bonds may be thinly traded. As a result, the ability to accurately value high-yield bonds and determine the net asset value of the High-Yield Bond Portfolio, as well as the Portfolio's ability to sell such securities, may be limited. Public perception of and adverse publicity concerning high-yield securities may have a significant negative impact on the value and liquidity of high-yield securities, even though not based on fundamental investment analysis.

                               TAX CONSIDERATIONS

To the extent that a Portfolio invests in securities structured as zero coupon bonds, or other securities issued with original issue discount, the Portfolio will be required to report interest income even though no cash interest payment is received. Because such in-

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come is not represented by cash, the Portfolio may be required to sell other securities in order to satisfy the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986 ("IRC").

                             PORTFOLIO COMPOSITION

As of March 31, 1998, the High-Yield Bond Portfolio consisted of securities classified as follows:

                                     PERCENTAGE OF
CATEGORY                               PORTFOLIO
BB.................................          %
B..................................          %
CCC................................          %
Non-rated*.........................          %

---------------

* Equivalent ratings for these securities would have been CCC to BBB.

                               DEFENSIVE TACTICS

Any or all of the Portfolios may at times for defensive purposes, at the determination of the Portfolio Manager, temporarily place all or a portion of their assets in cash, short-term commercial paper (i.e. short-term unsecured promissory notes issued by corporations to finance short-term credit needs), United States Government Securities, high quality debt securities (including "Eurodollar" and "Yankee Dollar" obligations, i.e., U.S. issuer borrowings payable overseas in U.S. funds and obligations of foreign issuers payable in U.S. funds), non-convertible preferred stocks and obligations of banks when in the judgment of the Portfolio Manager such investments are appropriate in light of economic or market conditions. The Money Market Portfolio may at times for defensive purposes, at the determination of the Portfolio Manager, temporarily place all or a portion of its assets in cash, when in the judgment of the Portfolio Manager such an investment is appropriate in light of economic or market conditions. The International Growth Portfolio may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits, and foreign bank acceptances. When a Portfolio takes a defensive position, it may not be following the fundamental investment policy of the Portfolio.

                              HEDGING TRANSACTIONS

Except as otherwise indicated, the Portfolio Managers, other than for the Money Market Portfolio, may engage in the following hedging transactions to seek to hedge all or a portion of a Portfolio's assets against market value changes resulting from changes in equity values, interest rates and currency fluctuations. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment.

The Portfolios will not engage in hedging transactions for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities owned or expected to be owned by the Portfolios. Unless otherwise indicated, a Portfolio will not enter into a hedging transaction (except for closing transactions) if, immediately thereafter, the sum of the amount of the initial deposits and premiums on open contracts and options would exceed 5% of the Portfolio's total assets taken at current value.

                               CERTAIN SECURITIES

The Portfolios may invest in the following described securities, except as otherwise indicated. These securities are commonly referred to as derivatives. A Portfolio's investment in such securities, in the aggregate, may not exceed 5% of net assets at the time of

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investment; provided, however, that the International Growth Portfolio, the High-Yield Bond Portfolio, and the Government Securities Portfolio may invest up to 20% of their net assets in such securities.

                                  CALL OPTIONS

The Portfolios, other than the Money Market Portfolio, may write (sell) call options that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. Call options are short-term contracts with a duration of nine months or less. Such Portfolios of the Fund may only write call options which are "covered," meaning that the Portfolio either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in the Portfolio. In addition, no Portfolio will, prior to the expiration of a call option, permit the call to become uncovered. If a Portfolio writes a call option, the purchaser of the option has the right to buy (and the Portfolio has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Portfolio by the purchaser of the option is the "premium." The Portfolio's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Portfolio were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. The Portfolio would not be able to effect a closing purchase transaction after it had received notice of exercise. The International Growth Portfolio may purchase and write covered call options on foreign and U.S. securities and indices and enter into related closing transactions.

Generally, such a Portfolio intends to write listed covered calls when it anticipates that the rate of return from so doing is attractive, taking into consideration the premium income to be received, the risks of a decline in securities prices during the term of the option, the probability that closing purchase transactions will be available if a sale of the securities is desired prior to the exercise, or expiration of the options, and the cost of entering into such transactions. A principal reason for writing calls on a securities portfolio is to attempt to realize, through the receipt of premium income, a greater return than would be earned on the securities alone. A covered call writer such as a Portfolio, which owns the underlying security, has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price, but it has retained the risk of loss should the price of the security decline.

The writing of covered call options involves certain risks. A principal risk arises because exchange and over-the-counter markets for options may be limited; it is impossible to predict the amount of trading interest which may exist in such options, and there can be no assurance that viable exchange and over-the-counter markets will develop or continue. The Portfolios will write covered call options only if there appears to be a liquid secondary market for such options. If, however, an option is written and a liquid secondary market does not exist, it may be impossible to effect a closing purchase transaction in the option. In that event, the Portfolio may not be able to sell the underlying security until the option expires or the option is exercised, even though it may be advantageous to sell the underlying security before that time.

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                                      PUTS

The Portfolios, except the Government Securities Portfolio and the Money Market Portfolio, may purchase put options ("Puts") which relate to (i) securities (whether or not they hold such securities); (ii) Index Options (described below whether or not they hold such Options); or (iii) broadly-based stock indexes. The Portfolios, except the Government Securities Portfolio and Money Market Portfolio, may write covered put options. The Portfolio will receive premium income from writing covered put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. The High-Yield Bond Portfolio may invest up to 10% of the value of the Portfolio in Puts.

                        ENTERING INTO FUTURES CONTRACTS

All Portfolios may, other than the Money Market Portfolio, enter into contracts for the future acquisition or delivery of securities ("Futures Contracts") including index contracts and foreign currencies, and may also purchase and sell call options on Futures Contracts. These Portfolios may use this investment technique to hedge against anticipated future adverse price changes which otherwise might either adversely affect the value of the Portfolio's securities or currencies held in the Portfolio, or to hedge anticipated future price changes which adversely affect the prices of stocks, long-term bonds or currencies which the Portfolio intends to purchase at a later date. Alternatively, the Portfolios may enter into Futures Contracts in order to hedge against a change in interest rates which will result in the premature call at par value of certain securities which the Portfolio has purchased at a premium. If stock, bond or currency prices or interest rates move in an unexpected manner, the Portfolio would not achieve the anticipated benefits of Futures Contracts.

The use of Futures Contracts involves special considerations or risks not associated with the primary activities engaged in by any Portfolios. Risks of entering into Futures Contracts include: (1) the risk that the price of the Futures Contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the Portfolio attempts to enter into a closing position;
(3) the risk that the Portfolio will lose an amount in excess of the initial margin deposit; and (4) the fact that the success or failure of these transactions for the Portfolio depends on the ability of the Portfolio Manager to predict movements in stock, bond, currency prices and interest rates.

                                 INDEX OPTIONS

All the Equity Portfolios may invest in options on stock indexes. These options are based on indexes of stock prices that change in value according to the market value of the stocks they include. Some stock index options are based on a broad market index, such as the New York Stock Exchange Composite Index or the Standard & Poor's 500. Other index options are based on a market segment or on stocks in a single industry. Stock index options are traded primarily on securities exchanges.

Because the value of an index option depends primarily on movements in the value of the index rather than in the price of a single security, whether a Portfolio will realize a gain or loss from purchasing or writing an option on a stock index depends on movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an

                      THE ENTERPRISE Group of Funds, Inc.

industry or market segment rather than changes in the price of a particular security. Consequently, successful use of stock index options by a Portfolio will depend on that Portfolio Manager's ability to predict movements in the direction of the stock market generally or in a particular industry. This requires different skills and techniques than predicting changes in the value of individual securities.

                              INTEREST RATE SWAPS

In order to attempt to protect the Portfolio investments from interest rate fluctuations, the Portfolios may engage in interest rate swaps. The Portfolios tend to use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange of the Portfolio with another party of their respective rights to receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Portfolio holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect the Portfolio from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.

The Portfolio will enter into interest rate swaps only on a net basis (i.e., the two payments streams will be netted out, with Portfolio receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid high grade debt securities having an aggregate net asset value at least equal to the accrued excess, will be maintained in a segregated account by the Portfolio's custodian bank.

The use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Portfolio Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

                    FOREIGN CURRENCY VALUES AND TRANSACTIONS

Investments in foreign securities will usually involve currencies of foreign countries, and the value of the assets of the International Growth Portfolio (and of the other Portfolios that may invest in foreign securities to a much lesser extent) as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the International Growth Portfolio may incur costs in connection with conversions between various currencies.

The normal currency allocation of the International Growth Portfolio is identical to the currency mix of the Benchmark. The Portfolio expects to maintain this normal currency exposure when global currency markets are fairly priced relative to each other and relative to associated risks. The Portfolio may actively deviate from such normal currency allocations to take advantage of or to protect the Portfolio from risk and

                      THE ENTERPRISE Group of Funds, Inc.

return characteristics of the currencies and short-term interest rates when those prices deviate significantly from fundamental value. Deviations from the Benchmark are determined by the Portfolio Manager based upon its research.

To manage exposure to currency fluctuations, the Portfolio may alter equity or money market exposures (in its normal asset allocation mix as previously identified), enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Portfolio will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Portfolio to set aside liquid assets in a segregated custodial account to cover its obligations. These techniques are further described below.

The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Portfolio will convert currency on a spot basis from time to time and investors should be aware of the potential costs of currency conversion.

When the Portfolio Manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Portfolio may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

At the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by repurchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize a gain or loss from currency transactions.

The Portfolio also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by the Portfolio will be "covered", which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Portfolio, the Portfolio will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high grade liquid debt securities in an amount equal to the amount the Portfolio would be required to pay upon exercise of the put.

                            CERTAIN OTHER SECURITIES

Except as otherwise indicated, the Portfolios may purchase the following securities, the purchase of which involves certain risks described below. Unless

                      THE ENTERPRISE Group of Funds, Inc.

otherwise indicated, a Portfolio will not purchase a category of such securities if the value of such category, taken at current value, would exceed 5% of the Portfolio's total assets.

                              MASTER DEMAND NOTES

All Portfolios may purchase variable amount master demand notes. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate Portfolio Managers, subject to the overall review of the Fund's Directors and Enterprise Capital Management, Inc., the adviser, monitor the financial condition of the issuers to insure that they are able to repay the notes.

                             REPURCHASE AGREEMENTS

All Portfolios may enter into repurchase agreements having maturities of one business day. When a Portfolio acquires securities from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the same seller pursuant to which the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. In such instances, the Fund's Custodian has possession of the security or collateral for the seller's obligation. If the seller should default on its obligation to repurchase the securities, the Portfolio may experience delays, difficulties or other costs when selling the securities held as collateral and may incur a loss if the value of the collateral declines. The appropriate Portfolio Managers, subject to the overall review by the Fund's Directors and Enterprise Capital, monitor the value of the collateral as to repurchase agreements, and they monitor the creditworthiness of the seller and must find it satisfactory before engaging in repurchase agreements. The Portfolios enter into repurchase agreements only with Federal Reserve member banks that have net worth of at least $100,000,000 and outstanding commercial paper of the two highest rating categories assigned by Moody's or S&P or with broker-dealers that are registered with the Securities and Exchange Commission, are members of the National Association of Securities Dealers, Inc. ("NASD") and have similarly rated commercial paper outstanding. Any repurchase agreements entered into by the Portfolios will be fully collateralized and marked to market daily, other than those entered into by the Money Market Portfolio, which are valued on an amortized cost basis.

                       RESTRICTED OR ILLIQUID SECURITIES

All of the Portfolios may invest up to 10% of the assets of the Portfolios in restricted securities (privately placed equity or debt securities) or other securities which are not readily marketable.

                               FOREIGN SECURITIES

As noted above, under normal circumstances the International Growth Portfolio will invest primarily in foreign securities. All other Portfolios, except the Government Securities Portfolio, the Tax-Exempt Income Portfolio and the Money Market Portfolio, may, subject to the 20% limitation, invest in foreign securities as well as both sponsored and unsponsored American Depository Receipts ("ADRs"), and European Depository Receipts ("EDRs") which are securities of U.S. issuers backed by securities of foreign issuers. There may be less information available about

                      THE ENTERPRISE Group of Funds, Inc.

unsponsored ADRs and EDRs, and therefore, they may carry higher credit risks. The Portfolios may also invest in securities of foreign branches of domestic banks and domestic branches of foreign banks.

Investments in foreign equity and debt securities involve risks different from those encountered when investing in securities of domestic issuers. The appropriate Portfolio Managers and Enterprise Capital, subject to the overall review of the Fund's Directors, evaluate the risks and opportunities when investing in foreign securities. Such risks include trade balances and imbalances and related economic policies; currency exchange rate fluctuations; foreign exchange control policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their own industries; and other specific local, political and economic considerations.

                              FORWARD COMMITMENTS

Securities may be purchased on a "when issued" or on a "forward delivery" basis, which means it may take as long as 120 days before such obligations are delivered to a Portfolio. The purpose of such investments is to attempt to obtain higher rates of return or lower purchase costs than would be available for securities purchased for immediate delivery. Securities purchased on a when issued or forward delivery basis involve a risk that the value of the security to be purchased may decline prior to the settlement date. In addition, if the dealer through which the trade is made fails to consummate the transaction, the Portfolio may lose an advantageous yield or price. The Fund does not accrue income prior to delivery of the securities in the case of forward commitment purchases. The 5% limitation does not apply to the International Growth, Government Securities and Tax-Exempt Income Portfolios which will have a 20% limitation.

                               PORTFOLIO TURNOVER

In carrying out the investment policies described in this Prospectus, each Portfolio expects to engage in a substantial number of securities portfolio transactions, and the rate of portfolio turnover will not be a limiting factor when a Portfolio Manager deems it appropriate to purchase or sell securities for a Portfolio. However, no Portfolio's annual portfolio turnover rate (other than the Money Market Portfolio for which, due to the short-term nature of its investment, a portfolio turnover rate is not applicable and the High-Yield Board Portfolio) is expected to exceed 100%.

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Portfolio's purchases or sales of securities by the average investments of the Portfolio. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs which are borne directly by a Portfolio. Each Portfolio intends to elect and to comply with the various provisions of the IRC so as to qualify as a "regulated investment company" thereunder. (See "Taxes".)

                      THE ENTERPRISE Group of Funds, Inc.

                                   INVESTMENT
                                  RESTRICTIONS

Except as indicated, each of the Portfolios has adopted certain investment restrictions and limitations for the purpose of reducing their exposure in specific situations.

No Portfolio will: (1) as to 75% of the assets of each Portfolio, invest more than 5% of the value of its total assets in the securities of any single issuer (other than cash items and U.S. government securities, as defined in the Investment Company Act of 1940) if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer; (2) purchase more than 10% of the voting securities of any issuer; (3) invest more than 5% of its total assets in the securities of companies that have a continuous operating history of less than three years (the High-Yield Bond and Tax-Exempt Income Portfolios are not subject to this restriction); (4) except as to the Money Market Portfolio, as described below, invest more than 25% of its total assets in any one industry, provided that: (i) this limitation does not apply to investments in U.S. Government Securities as well as its agencies and instrumentalities, general obligation bonds, or Municipal Securities other than industrial development bonds issued by non-governmental users; and (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered as a separate industry); (5) borrow money, except from a bank and only for temporary or emergency purposes, and such borrowings will not exceed 5% of the lower of the value or cost of the Portfolio's total assets; or (6) pledge, mortgage or hypothecate its assets to an extent greater than 5% of the value of its total assets. For purposes of restrictions (1) and (2), each Portfolio will regard the entity which has ultimate responsibility for the payment of interest and principal as the issuer. Notwithstanding restriction (4), the Money Market Portfolio may invest in excess of 25% of its total assets in U.S. Government Securities as well as its agencies and instrumentalities, and certain bank instruments issued by domestic banks. See "Investment Restrictions" in the Statement of Additional Information.

These investment limitations, and other limitations that are fundamental policies, that are described in greater detail in the Statement of Additional Information, may be changed only with the approval of the holders of a majority of the shares of a Portfolio.

In addition, management of the Fund has adopted the following restrictions which apply to all of the Portfolios and may be changed only by the Board of Directors of the Fund. No Portfolio will: (A) lend its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors; (B) invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants (Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.), (C) invest in oil, gas, or other mineral leases, or (D) engage in arbitrage transactions.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Portfolio's total assets resulting from a change in portfolio value

                      THE ENTERPRISE Group of Funds, Inc.

or assets will not constitute a violation of the percentage restrictions.

The Managed Portfolio will not invest more than 15% of the value of its total assets in real estate investment trusts, commonly referred to as "REITS". The Managed Portfolio will not invest more than 5% of the value of its total assets in high-yield securities.

In order to qualify for federal income tax treatment as a regulated investment company for a taxable year, each Portfolio must, among other things, (a) derive at least 90% of its gross income during such taxable year from qualifying income (i.e., dividends, interest, payments with respect to loans of stock and securities, and gains from the sale or other disposition of stock or securities or options thereon); (b) diversify its holdings so that, at the end of each fiscal quarter of such taxable year, (i) at least 50% of the market value of its total assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited, in the case of other securities for purposes of this calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government Securities).

                                HOW TO PURCHASE
                                PORTFOLIO SHARES

Enterprise Fund Distributors, Inc. ("the Distributor"), is the principal underwriter for shares of the Fund. The Distributor, whose address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326, is a subsidiary of Enterprise Capital Management, Inc. Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly. The Funds offer four separate Classes of shares: Class A, B, C and Y shares, each with a different combination of sales charges, ongoing fees and other features. The offering of Class A, B, C and Y shares presents the investor with the opportunity to choose the sales charge and distribution fee arrangement which is most beneficial, depending on the amount of purchase, the length of time the investor expects to hold the shares, and other circumstances.

Each class of shares of a Portfolio represent an identical interest in the investment portfolio of that Portfolio and has the same rights, except that (i) the Class A, B and C shares bear the expenses related to distribution and servicing of such shares, (ii) the Class A, B and C shares have exclusive voting rights with respect to matters related to distribution and servicing expenditures, and (iii) and only Class B shares have a conversion feature. The Classes also have separate exchange privileges. (See "How to Exchange Shares Among the Portfolios.") The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class. The distribution related fees paid with respect to any Class will not be used to finance the distribution expenditures of another Class. Sales personnel may receive different compensation for selling different Classes of shares.

The following table sets forth a summary of the distribution arrangements for Class A, B and C shares

                      THE ENTERPRISE Group of Funds, Inc.

of a Portfolio. A more detailed description of Class A, B and C is set forth below.

                            ANNUAL 12B-1
                            DISTRIBUTION        OTHER
            SALES CHARGE   AND SERVICE FEE   INFORMATION
            ------------   ---------------   -----------
Class
  A......  Maximum 4.75%   0.45%            Initial sales
           initial sales   distribution     charge may be
           charge (except  fee (except      waived or
           Money Market)   Money Market)    reduced in
                                            certain
                                            circumstances.
                                            $1 million
                                            purchases,
                                            pursuant to
                                            waiver of
                                            sales charge,
                                            are subject to
                                            a CDSC if
                                            redeemed
                                            within two
                                            years.
Class
  B......  CDSC for a      0.75%            Shares convert
           period of six   distribution     to Class A
           years equal to  fee and 0.25%    Shares
           5.00% during    service fee      approximately
           the first year  (except Money    eight years
           and declining   Market)          after
           to 0.00% after                   purchase.
           the sixth                        Available only
           year.                            to investors
                                            purchasing
                                            less than
                                            $250,000 in
                                            the aggregate.
Class
  C......  CDSC for a      0.75%            Available only
           period of one   distribution     to investors
           year equal to   fee and 0.25%    purchasing
           1.00%           service fee      less than
                           (except Money    $1,000,000 in
                           Market)          the aggregate.

In deciding which Class of shares to purchase, you should consider, investment goals, present and anticipated, purchase amounts, time horizons and temperaments. In addition, consideration should be given to: (1) the length of time you expect to hold your shares, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or upon redemption), (3) whether you qualify for the reduction or waiver of any applicable sales charge, (4) the various exchange privileges among different classes of shares and (5) the fact that Class B shares automatically convert to Class A shares approximately eight years after purchase. In addition, you should review certain eligibility requirements that may apply to purchasing a particular class of shares. (See, "Buying Class A Shares," "Buying Class B Shares" and "Buying Class C Shares" below.)

Initial investments per Class per Portfolio are subject to a minimum of $1,000, with subsequent investments made in amounts of $50 or more through the Fund's Transfer Agent or through dealers, subject to the following exceptions: (a) a lower initial minimum of $250 is accepted in connection with the Retirement Plans, with a minimum subsequent investment of $25; and (b) a lower initial minimum of $100 is accepted in connection with the Automatic Bank Draft Plan, with a minimum $25 for subsequent investments.

All purchases made by check should be in U.S. dollars and made payable to The Enterprise Group of Funds, Inc., or in the case of a retirement account, the custodian or trustee. Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemptions will not be allowed until the investment being redeemed has been in the account for calendar days.

For accounts with balances under $1,000 as of July 31, an annual service charge of $25 per account registration per Portfolio will apply, excluding Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, Retirement Accounts and Savings Plan Accounts.

From time to time, the Fund temporarily may suspend the offering of shares of one or more of its Classes or Portfolios to new investors. During the period of such suspension, persons who are already shareholders of any such Class or Portfolio normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

                      THE ENTERPRISE Group of Funds, Inc.

Portfolio shares are purchased at the net asset value (plus, with the exception of the Money Market Portfolio Class A Shares, the applicable sales charge) next determined after the application for purchase of shares is received by the Enterprise Shareholder Services Division of the Fund's Transfer Agent, National Financial Data Services, Inc. (the "Transfer Agent"). The Distributor or the Fund may reject any orders.

During the period from November 3, 1991 through December 31, 1997, the Distributor reallowed the full applicable sales charge to certain broker/dealers with respect to the sale of shares of the Growth and Income Portfolio, Equity Portfolio, and Small Company Growth Portfolio of the Fund.

BUYING CLASS A. Class A Portfolio shares are offered to the public at the net asset value next computed after receipt of the purchase order plus a maximum sales charge as to all Portfolios, other than the Money Market Portfolio Class A Shares, which carries no sales charge, of 4.75% of the offering price (4.99% of the amount invested) on a single purchase of up to $100,000. The sales charge is reduced on single purchases of $100,000 or more pursuant to the following table:

                                                                   DEALER
                                               SALES CHARGE       DISCOUNT
                               SALES CHARGE        AS A           OR AGENCY
                                   AS A        PERCENTAGE OF      FEE AS A
                              PERCENTAGE OF       AMOUNT        PERCENTAGE OF
                              OFFERING PRICE     INVESTED      OFFERING PRICE*
                              --------------   -------------   ---------------
Up to $99,999...............    4.75%           4.99%             4.00%
$100,000 up to $249,999.....    3.75%           3.90%             3.00%
$250,000 up to $499,999.....    2.50%           2.56%             2.00%
$500,000 up to $999,999.....    2.00%           2.04%             1.50%
$1,000,000 and up...........    None             None           See Below

---------------
* From time to time upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow dealer up to the full sales charges shown above. During such periods, dealers may be deemed to have certain additional responsibilities under the securities laws. In addition, the Distributor may sponsor sales contests and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips or merchandise.

Purchases of $1 million or more of Class A shares have no initial sales charge but are subject to a contingent deferred sales charge ("CDSC") if held for less than two years. The Distributor will pay authorized dealers an amount equal to 1% of the first $4.99 million of such purchases, plus .75 of 1% of amounts from $5-19.99 million, plus .50 of 1% of amounts in excess of $20 million. A CDSC of 1% will be imposed on the proceeds of the redemption of shares if they are redeemed within 24 months of the end of the calendar month of their purchase, in an amount of the lesser of (A) the net asset value of shares at the time of purchase or (B) the net value of the shares at the time of redemption. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor.

In determining the amount of purchase of Class A shares, the aggregate dollars being invested in all Portfolios excluding all dollars that have never been subject to a sales charge at one time or pursuant to a Letter of Intent by the investor, are aggregated to determine the applicable sales charge.

No sales charge applies to the reinvestment of dividends or capital gains distributions, except for dividends earned on the Money Market Portfolio and subsequently invested in a Portfolio other than the Money Market Portfolio.

No sales charge applies to purchases of Class A shares by any of the following:
(a) selling brokers, their employees and their registered representatives; (b) employees, clients or direct referrals of any Portfolio Manager or of Evaluation Associates, Inc. ("EAI"); (c) directors, former directors, employees or retirees of the Fund or of The Mutual Life Insurance Company of New York ("MONY") and its

                      THE ENTERPRISE Group of Funds, Inc.

subsidiaries; (d) immediate family and employee benefit plans of any of the foregoing; (e) certain employee benefit plans qualified under Sections 401 and 403 of the IRC, including salary reduction plans qualified under Section 401(k) of IRC and certain payroll deduction plans, subject to minimum requirements with respect to number of participants or plan assets which may be established by the Distributor; (f) MONY and its subsidiaries; (g) clients of fee-based financial planners; and (h) financial institutions and financial institutions' trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity.

In addition, members of certain associations, fraternal groups, franchise organizations and unions may enter into an agreement with the distributor which allows members to purchase shares of the Fund Class A shares at a sales load equal to 75% of the percentages in the above table, subject to minimum requirements, with respect to number of participants or plan assets which may be established by the Distributor. The Dealer Discount will also be adjusted in like manner.

An investor seeking a reduction in sales charge with respect to a waiver of sales charge by reason of being a member of the above-described groups, must describe the basis for the requested reduction or waiver in documents accompanying any new investment. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value or at a reduced sales charge at any time.

BUYING CLASS B SHARES. Purchases of Class B shares will be processed at the net asset value next determined after receipt of your purchase order for less than $250,000. While not subject to a front-end sales charge, Class B shares may be subject to a CDSC upon redemption. If Class B shares of any Fund are redeemed within six years after the date on which a purchase order for Class B shares was accepted, a CDSC will be imposed by applying the appropriate percentage indicated below to the lesser of: (1) the net asset value of such shares at the time of purchase or (2) the net asset value of such shares at the time of redemption. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor. The CDSC to be imposed on such share redemptions will be assessed according to the following schedule:

YEARS SINCE PURCHASE ORDER OF LESS         APPLICABLE CLASS B
    THAN $250,000 WAS ACCEPTED      CONTINGENT DEFERRED SALES CHARGE
----------------------------------  --------------------------------
Up to one year..................                  5.00%
One year or more but less than 2
  years.........................                  4.00%
Two years or more but less than 3
  years.........................                  4.00%
Three years or more but less than
  4 years.......................                  3.00%
Four years or more but less than 5
  years.........................                  2.00%
Five years or more but less than 6
  years.........................                  1.00%
Six or more years...............                  None

CONVERSION OF CLASS B SHARES. Class B shares will automatically convert to Class A shares of the same Portfolio eight years after the end of the calendar month in which the purchase order for Class B shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms: Class B shares acquired through the reinvestment of dividends and distributions ("reinvested Class B shares") will be converted to Class A shares on a prorata basis only when Class B shares not acquired through reinvestment of dividends or distributions ("purchased Class B shares") are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of purchased Class B shares eligible

                      THE ENTERPRISE Group of Funds, Inc.

in the shareholder's account. For the purposes of calculating the holding period, Class B shares will be deemed to have been issued on the sooner of: (a) the date on which the issuance of Class B shares occurred, or (b) for Class B shares obtained by an exchange or series of exchanges, the date on which the issuance of the original Class B shares occurred. This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares. Only Class B shares have this conversion feature. Conversion of Class B shares to Class A shares is contingent on the continuing availability of a private letter revenue ruling from the Internal Revenue Service affirming that such conversion does not constitute a taxable event for the shareholder under the IRC. If such revenue ruling or an opinion of counsel is no longer available, conversion of Class B shares to Class A shares would have to be suspended, and Class B shares would continue to be subject to the Class B distribution fee until redeemed.

BUYING CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.00% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increased due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12 month period.

REINVESTMENT PRIVILEGE. A shareholder of the Fund who redeems Shares and incurs a contingent deferred sales charge ("CDSC") may utilize a one-time privilege to reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in shares of the same Class of the Fund within 180 days of redemption. The amount of any CDSC also will be reinvested. The reinvested shares will retain their original cost and purchase date for the purposes of the CDSC. The return of such CDSC may affect determination of gain or loss or the original transaction for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

EXEMPTIONS FROM CLASS A, B AND C CDSC. No CDSC will be imposed when a shareholder redeems Class A, B or C shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share;
(b) shares acquired through reinvestment of income dividends or capital gains distributions; (c) shares acquired by exchange from any Enterprise Portfolio,

                      THE ENTERPRISE Group of Funds, Inc.

other than the Class A Money Market Fund where the exchanged shares would not have been subject to a CDSC upon redemption; and (d) Class A shares purchased in the amount of $1 million or more if held for more than twenty-four (24) months, Class B shares held for more than six years and Class C shares held for more than one year.

The CDSC does not apply to purchases of Class A shares at net asset value described under "Net Asset Value Purchases" above and will be waived in the case of redemptions of Class A, B or C shares in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the IRC or from custodial accounts under the IRC Section 403(b)(7), individual retirement accounts under the IRC Section 408(a), deferred compensation plans under the IRC section 457 and other employee benefit plans ("plans"), and returns of excess contributions made to these plans, (ii) withdrawals under an automatic withdrawal plan where the annual withdrawal does not exceed 10% of the value of the account (only for Class B shares); and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum. A shareholder will be credited with any CDSC paid in connection with the redemption of any Class A, B shares if within 180 days after such redemption, the proceeds are invested in the same Class of shares in the same and/or another Enterprise Portfolio.

In determining whether the Class A, B or C CDSC is payable, it will be assumed that shares are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. No CDSC will be imposed on exchanges to purchase shares of another Enterprise Portfolio although a CDSC will be imposed on shares of the acquired Enterprise Portfolio purchased by exchange of shares subject to a CDSC. The imposition of an assessment of a CDSC will occur as of the date of the initial investment.

SPECIAL FIDUCIARY RELATIONSHIPS. The CDSC will not apply with respect to purchase of Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder. If such dealer agrees to the reimbursement provision described below, no sales charge will be imposed on sales of $1,000,000 or more and the Distributor will pay to the selling dealer a commission described above in "How to Buy Class A Shares."

For the period of 13 months from the date of the sales referred to in the above paragraph, the distribution fee payable by a Fund to the Distributor pursuant to the Fund's Distribution Plan in connection with such shares will be retained by the Distributor. In the event of a redemption of any such shares within 24 months of purchase, the selling dealer will reimburse the Distributor for the amount of commission paid less the amount of the distribution fee with respect to such shares.

OTHER DEALER COMPENSATION. The Distributor will provide additional compensation to dealers in connection with sales of shares of the Funds and other mutual funds distributed by the Distributor ("Enterprise Distributors") including promotional gifts (which may include gift certificates, dinners and other items), financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns. In some instances, these incentives may be

                      THE ENTERPRISE Group of Funds, Inc.

made available only to dealers whose representatives have sold or are expected to sell significant amounts of shares.

How the Net Asset Value is Computed. The net asset value per share for each Class of each Portfolio of the Fund is determined by dividing the total value of the Portfolio's investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio for each Class. Net asset value per share is determined at the close of trading on each day the New York Stock Exchange is open for trading except that net asset value per share of the International Growth Portfolio may not, in certain circumstances, be determined on days when the New York Stock Exchange is open for trading but one or more foreign stock exchanges are not open for trading. The net asset value per share is effective as of the time of computation. In determining net asset value, the price carried by the composite tape of all national exchanges is used.

Domestic equity securities are valued at the last sale price or, in the absence of any sale on that date, the closing bid price. Domestic equity securities without last trade information are valued at the last bid price. Domestic equity securities, for which market quotations are not readily available, and other assets are valued at fair value as determined in good faith by the Board of Directors. Debt securities and foreign securities are valued on the basis of independent pricing services approved by the Board of Directors, and such pricing services generally follow the same procedures in valuing foreign equity securities as are described above as to domestic equity securities.

Securities held by the Money Market Portfolio are valued on an amortized cost basis. The Securities and Exchange Commission's rules relating to the amortized cost method involve valuing a security at its cost and amortizing any discount or premium over the period until maturity, without taking into account the impact of fluctuating interest rates on the market value of the security unless the deviation from net asset value as calculated by using available market quotations exceeds 1/2 of 1%. At that point, the Board of Directors will promptly decide what action, if any, will be initiated. The Money Market Portfolio seeks to maintain a constant net asset value of $1.00 but there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value. The Money Market Portfolio will not maintain a dollar weighted average portfolio maturity which exceeds 90 days.

Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends for each class. It is expected, however, that the net asset values of the three classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and service related expense accrual differential among the classes.

Share Certificates. The Fund does not ordinarily issue certificates representing shares of the Portfolios. Instead, shares are held on deposit for shareholders by the Fund's Transfer Agent, which sends a statement of shares owned in each Portfolio to shareholders following each transaction in the shareholder's account. Certificates for full shares only (other than the Money Market Portfolio) are available at no charge at any time upon written request to the Transfer Agent. Special shareholder services such as telephone redemptions, exchanges, electronic funds transfers and wire orders are not available as to certificated shares.

                      THE ENTERPRISE Group of Funds, Inc.

                                  SHAREHOLDER
                                    SERVICES

For the convenience of investors, the following plans are available:

                          AUTOMATIC REINVESTMENT PLAN

Dividends and capital gains distributions may be automatically reinvested in the same Class of shares or, at the investor's election, may be paid out in cash. No sales charge is applied upon reinvestment of dividends or capital gains. This does not apply to Money Market Portfolio dividends invested in another Portfolio.

                           AUTOMATIC BANK DRAFT PLAN

An investor's bank account may be debited monthly for automatic investment into one or more of the Portfolios for each Class.

                           AUTOMATIC INVESTMENT PLAN

An investor may debit any Portfolio Account of a Class on a monthly basis for automatic investments into one or more of the other Portfolios of the same Class. The Portfolio from which the investment will be made is subject to the $1,000 minimum. The investor may then choose to have $50 or more transferred to either an established Enterprise portfolio, or they may open a new account subject to an initial minimum investment of $100.

                          LETTER OF INTENT INVESTMENTS

Any investor may execute a Letter of Intent covering purchases of Class A shares of $100,000 or more, at the public offering price, of Fund shares to be made within a period of 13 months. A reduced sales charge will be applicable to the total dollar amount purchased in the 13-month period provided at least $100,000 is purchased. The minimum initial investment under a Letter of Intent is 5% of the amount indicated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released. Class A investors wishing to enter into a Letter of Intent in conjunction with their investment in shares of the Portfolios should complete the appropriate portion of the new account application.

                         RIGHT OF ACCUMULATION DISCOUNT

Investors who make an additional purchase of Class A shares of the Fund which, when combined with the value of their existing aggregate holdings of Class A shares of the Portfolios of the Fund, each calculated at the then applicable net asset value per share, at the time of the additional purchase, equals $100,000 or more, will be entitled to the reduced sales charge shown under "How to Purchase Portfolio Shares" above on the full amount of each additional purchase. For purposes of determining the discount, holdings of Fund shares of the investor's spouse, immediate family or accounts controlled by the investor whether as a single investor or trustee of a plan will be aggregated upon notification of applicable accounts from the investor.

                      THE ENTERPRISE Group of Funds, Inc.

                                 CHECK WRITING

Investors in the Money Market Portfolio Class A Shares with opening balances in excess of $5,000 may redeem shares by check (a Redemption Check), as described under "Redemptions" below.

                       BANK PURCHASE AND REDEMPTION PLAN

Any investor may initiate an ACH (Automatic Clearing House) Purchase or Redemption directly to a bank account when proper instructions have been established on the account.

                           SYSTEMATIC WITHDRAWAL PLAN

The owner of $5,000 or more of a class of a Portfolio's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The payee may include a life insurance company, including The Mutual Life Insurance Company of New York, the parent of Enterprise Capital. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed on the fifteenth day of the month or the preceding business day if the fifteenth is a Saturday or Sunday. Any income or capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. Enterprise will waive the contingent deferred sales charge on redemptions of Class B and C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

                                RETIREMENT PLANS

Shareholders may adopt Profit Sharing Plan, Money Purchase Plan, IRA and other retirement plans funded by Portfolio shares and other investment which plans have been approved by the Internal Revenue Service.

The costs of these plans (exclusive of the retirement plans on which a $10 annual custodial fee is charged) are paid by the Distributor, except for the normal cost of issuing shares, which is paid by the Portfolios of the Fund. Additional information concerning these plans is available from the Distributor upon request.

                      THE ENTERPRISE Group of Funds, Inc.

                                HOW TO EXCHANGE
                                SHARES AMONG THE
                                   PORTFOLIOS

An exchange represents the sales of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes.

Shares of a Portfolio which are not subject to a CDSC exchange will be processed at the net asset value next determined after the Transfer Agent receives your exchange request. Shares of a Portfolio which are subject to a CDSC will be exchangeable on the basis of the relative net asset value per share without payment of any CDSC which might otherwise be due upon redemption of the shares of the Portfolio. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Portfolio is "tacked" to the holding period for the newly acquired shares of the other Enterprise Portfolio. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the Securities and Exchange Commission ("SEC"). Your exchange may be processed only if the shares of the Portfolio to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

EXCHANGES OF CLASS A SHARES. You may exchange your Class A shares for Class A shares of any other Enterprise Portfolio. Class A shares of any Enterprise Portfolio cannot be exchanged for Class B, C or Y shares of any other Enterprise Portfolio.

EXCHANGES OF CLASS B SHARES. Class B shares of all Enterprise Portfolios are exchangeable for Class B shares of any other Enterprise Portfolio. Class B shares of any Enterprise Portfolio cannot be exchanged for Class A, C or Y shares of any other Enterprise Portfolio.

EXCHANGE OF CLASS C SHARES. Class C shares of all Enterprise Portfolios are exchangeable for Class C shares of any other Enterprise Portfolio. Class C shares of any Enterprise Portfolio cannot be exchanged for Class A, B or Y shares of any other Enterprise Portfolio.

Exchanges may be directed by:

1. calling:  Enterprise Shareholder Services
             1-800-368-3527

2. writing:  Enterprise Shareholder Services
             P.O. Box 419731
             Kansas City, MO 64141-6731

The minimum initial investment rules applicable to a Portfolio apply to any exchange where the exchange results in a new account being opened in such Portfolio. Exchanges into existing accounts are not subject to a minimum amount. Original investments in the Money Market Portfolio which are transferred to other Portfolios are not considered Portfolio exchanges but purchases.

To exchange by letter, state the name of the Portfolio you are exchanging from, the account name(s) and address, the account number, the dollar amount or number of shares to be exchanged, and the Portfolio into which you are exchanging. Sign your name(s) exactly as it appears on your account statement.

The Fund reserves the right not to allow the exercise of the exchange privilege in less than two-week intervals. The Fund reserves the right to restrict the exchange from any Portfolio until funds have been held in that Portfolio for at least seven days. The Fund further reserves the right to discontinue or modify the

                      THE ENTERPRISE Group of Funds, Inc.

exchange privilege on a prospective basis at any time, including a modification of the amount or terms of a service fee.

In addition, with regard to exchange requests made by market timers on behalf of clients, the Fund reserves the right to delay settlement up to seven days if it is determined by the Portfolio Manager that immediate settlement would harm the Portfolio. Before engaging in an exchange transaction, a shareholder should read carefully the parts of this Prospectus describing the Portfolio into which the exchange will occur. See "Investment Objectives and Policies of the Portfolios." Shareholders must elect to authorize the Fund's transfer agent to act upon telephone exchange requests. Shareholders are subject to risk should they elect to exchange by telephone in that neither the Fund nor the Transfer Agent will be liable for properly acting upon telephone instructions believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine, and should the Fund or its transfer agent fail to institute such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Telephone exchanges are activated by instructions received from a shareholder or any person claiming to act as the shareholder's representative who can provide the Transfer Agent with account registration information.

Exchanges are taxable as redemptions on which gains or losses may be recognized.

                                 HOW TO REDEEM
                                PORTFOLIO SHARES

Any shareholder may require the Fund to redeem his or her shares in any Portfolio. The redemption price will be the net asset value per share next determined after receipt of all required information.

                                  REDEMPTIONS

Redemptions may be made: (1) by telephone; (2) in writing; (3) by wire, if the appropriate request forms have been submitted; or (4) as to the Class A Money Market Portfolio, by check writing. Payment for shares redeemed will be made within seven days after the request has been properly made and received. Shares purchased by check may be redeemed once the check has cleared, which may take up to 10 days.

                             TELEPHONE REDEMPTIONS

The Fund accepts telephone requests for redemptions from shareholders who have authorized this service. Telephone requests for redemption may be made by calling the Transfer Agent at 1-800-368-3527. Anyone making a telephone redemption request must furnish: (1) the name and address of record of the registered owner(s); (2) the account number; (3) the amount to be withdrawn; and
(4) the name of the person making the request. Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into any other Portfolio. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. Shareholders also have the option to have redemption proceeds transferred directly to a bank account through the Automatic Clearing House (ACH) system. All applicable bank

                      THE ENTERPRISE Group of Funds, Inc.

information must be established on the account before this type of redemption is initiated. Shareholders are subject to risk should they elect to redeem by telephone in that neither the Fund nor the Transfer Agent will be liable for properly acting upon telephone instructions believed to be genuine. Should the Fund or its transfer agent fail to utilize reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

                              WRITTEN REDEMPTIONS

Redemption requests may be made in writing, accompanied by any issued share certificates, to:

                        Enterprise Shareholder Services
                                P.O. Box 419731
                           Kansas City, MO 64141-6731

Such written redemption requests and any share certificates or a stock power must be endorsed by the investor. A signature guarantee is required if the redemption proceeds exceed $50,000 or the proceeds are to be sent to an address other than the address of record or to a person other than the registered holder. A signature guarantee may be secured from a member firm of a domestic securities exchange or by a commercial bank, savings and loan association, credit union or trust company. Further documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees or guardians.

                                WIRE REDEMPTIONS

For a separate $10 charge, redemptions for a maximum of $250,000 will be wired at your request. On written requests, funds may be wired to any bank. On a telephone request, funds may be wired only to the bank previously designated by you in writing. If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single, previously designated bank account. Requests received prior to 4:00 p.m. (New York time) by the Fund's Transfer Agent, will result in shares being redeemed at the next determined net asset value, and the proceeds normally will be sent to the designated bank account the following business day. Delivery of the proceeds of a wire redemption request may be delayed by the Fund for up to seven days if the Fund deems it appropriate under the then current market conditions. Once authorization is on file, the Transfer Agent will honor requests by any authorized person at 1-800-368-3527. This privilege may not be used to redeem shares in certificated form. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request with signature(s) guaranteed to the Transfer Agent.

                                 CHECK WRITING

A check redemption feature is available on the Money Market Portfolio Class A shares in accounts with opening balances of more than $5,000. Redemption Checks may be made payable to the order of any person in any amount from $500 to $100,000. Up to five Redemption Checks per month may be written without charge. Each additional Redemption Check over five in any given month will be subject to a $5 fee. Redemption Checks are free and may be obtained by contacting Enterprise Shareholder Services, at the telephone number or address set forth above. A $25 fee will be imposed on any account for stopping payment of a Redemption Check upon request by the shareholder. It is not possible to use a Redemption

                      THE ENTERPRISE Group of Funds, Inc.

Check to close out an account since additional shares accrue daily. Redemptions by check writing may be subject to a contingent deferred sales charge as described below. The amount of the check will be honored in full only if there are sufficient funds available in the account to cover the fee amount of the check plus applicable contingent deferred sales charge, if any.

                      CONTINGENT DEFERRED SALES CHARGE --
                       LARGE ORDER NAV PURCHASE PRIVILEGE

A contingent deferred sales charge of 1% may be imposed upon redemption of Class A shares that are purchased in an amount in excess of $1,000,000 if they are redeemed within two years of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions (other than redemption of the entire plan) by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code
Section 457; (b) redemption of shares of a shareholder (including a registered joint owner) who has died; (c) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); and (d) redemptions under the Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account.

                      CONTINGENT DEFERRED SALES CHARGE --
                              CLASS B AND C SHARES

A contingent deferred sales charge may be imposed upon redemption of Class B and C shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B and C shares. Appreciation is the difference between the share cost of the lot (net asset value at time of purchase) and the current price at the time of redemption multiplied by the number of shares redeemed. Redemption must occur to realize appreciation.

The contingent deferred sales charge will be waived: (a) in the event of total disability (as evidenced by a determination of the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of shares being redeemed; (b) in the event of the death of the shareholder (including registered joint owner); (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special
Features -- Systematic Withdrawal Plan" above); and (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in IRC Section 72(t)(2)(A)(iv) prior to age 59 1/2 and required minimum distributions after age 70 1/2.

The CDSC charge B shares is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                                   CONTINGENT DEFERRED
YEAR OF REDEMPTION AFTER PURCHASE     SALES CHARGE
---------------------------------  -------------------
First..........................             5%
Second.........................             4%
Third..........................             4%
Fourth.........................             3%
Fifth..........................             2%
Sixth..........................             1%

The following example will illustrate the operation of the contingent deferred sales charge. Assume that an

                      THE ENTERPRISE Group of Funds, Inc.

investor takes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 in appreciation to a total of $12,000. If the investor were then to redeem the $6,000 in share value, the contingent deferred sales charge would be payable only with respect to $5,000 because neither the $500 of reinvested dividends nor the $500 of share appreciation is subject to the charge. The charge would be at the rate of 4% ($200) because it was in the second year after the purchase was made.

Class C shares are subject to a 1.00% CDSC for one year from the date the order is received.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a daily basis. The period of ownership for this purpose begins the first day in which the order for the investment is received. For example, a Class B investment made in June, 1996 will be eligible for the 4% charge if redeemed on or after June 1, 1997. In the event no specific order is requested, the redemption will be made first from shares representing dividends and then from the earliest purchase of shares.

                             REDEMPTIONS -- GENERAL

The Fund's Articles of Incorporation provide that it may redeem its shares in cash or with a pro rata portion of the assets of the appropriate Portfolio. To date, all redemptions have been made in cash, and the Fund anticipates that all redemptions will be made in cash in the future, but it reserves the right to provide redemptions in assets of a Portfolio should considerations and the size of the Portfolio require that method of redemption. The Fund has elected to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000 or (ii) 1% of the net asset value of the Portfolio at the beginning of such period.

The Fund reserves the right to redeem an account at its option upon not less than 45 days' written notice if an account's net asset value is $500 or less and remains so during the notice period.

                               DISTRIBUTION PLANS

Class A, Class B and Class C shares of each Portfolio have adopted a separate Distribution Plan (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, Class A, Class B and Class C shares of each of the Funds are authorized to pay the Distributor a distribution fee for expenses incurred in connection with the distribution of shares of the Portfolio and an account maintenance fee for shareholder servicing.

CLASS A SHARES. Class A shares of each Portfolio (except Money Market Portfolio) pay the Distributor an account maintenance and distribution fee at the annual rates of .45% of each Portfolio's average daily net assets attributable to Class A shares.

CLASS B SHARES. Class B shares of each Portfolio (except Money Market Portfolio) pay the Distributor a distribution fee at the annual rate of .75% of each Portfolio's average daily net assets attributable to Class B shares. Class B shares of each Portfolio (except Money Market Portfolio) also pay an account maintenance fee at the annual rate of .25% of each Portfolio's average daily net assets.

CLASS C SHARES. Class C shares of each Portfolio (except Money Market Portfolio) pay the Distribu-

                      THE ENTERPRISE Group of Funds, Inc.

tor a distribution fee at the annual rate of .75% of each Portfolio's average daily net assets attributable to Class C shares. Class C shares of each Portfolio (except Money Market Portfolio) also pay an account maintenance fee at the annual rate of .25% of each Portfolio's average daily net assets attributable to Class C shares.

USE OF DISTRIBUTION AND ACCOUNT MAINTENANCE FEES. All or a portion of the distribution fees paid by Class A, B or C shares may be used by the Distributor to pay costs of printing reports and prospectuses for potential investors and the costs of other distribution expenses. All or a portion of the account maintenance fees paid by the Class A, Class B or Class C shares may be paid to broker-dealers or others for the provision of personal continuing services to shareholders, including such matters as responding to shareholder inquiries concerning the status of their accounts and assistance in account maintenance matters such as changes in address. Payments under the Plans are not limited to amounts actually paid or expenses actually incurred by the Distributor but cannot exceed the maximum rate set by the Plans or by the Board. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plans have the effect of increasing the Fund's expenses from what they would otherwise be. The Board reviews the Fund's distribution and account maintenance fee payments and may reduce or eliminate the fee at any time without further obligation of the Portfolio. The SAI contains more information about the Adviser's Agreement and the Plans.

In addition to distribution and account maintenance fees paid by the Fund under Class A, Class B and Class C Plans, Enterprise Capital (or one of its affiliates) may make payments to dealers (including MONY Securities Corp.) and other persons which distribute shares of the Funds (including Class Y shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

                                  PERFORMANCE
                                  COMPARISONS

Investors may look to mutual fund reporting services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Wiesenberger Dealer Services, Computer Directions Adviser Services, Inc., Moody's Bond Survey Index, Nelson's Investment Manager Data Base, Morningstar, Inc., Salomon Brothers Corporate Bond Rate-of-Return Index, Shearson Lehman Municipal Bond Index, Bond-20 Bond Index and mortgage trade and other publications to compare the performance of each Portfolio with other mutual funds in that Portfolio's category. Comparative performance information from these sources may be used by the Fund in advertising.

From time to time, articles about the Fund regarding its performance or ranking may appear in national publications such as Kiplinger's Personal Finance Magazine, Money Magazine, Financial World, Morningstar, Dalbar, Value Line Mutual Fund Survey, Personal Investors, Forbes, Fortune, Business Week, Wall Street Journal, Donaghue Mutual Funds and Barron's. Some of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. Reference to or reprints of such articles may be used in the Fund's promotional literature.

From time to time, the Fund may advertise a Portfolio's "yield" and "total return." Total return and yield

                      THE ENTERPRISE Group of Funds, Inc.

are calculated separately for Class A, Class B, Class C and Class Y shares. For Portfolios other than the Money Market Portfolio, the yield for any 30-day (or one month) period is computed by dividing the net investment income per share earned during such Period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the Securities and Exchange Commission which provides for compounding on a semiannual basis.

Current annualized yield quotations for the Money Market Portfolio are based on the Portfolio's net investment income per share for a seven-day period and exclude any realized or unrealized gains or losses on portfolio securities. The yield is computed by determining the net change in value for a hypothetical account having a balance of one share at the beginning of the period, excluding any realized or unrealized gains or losses, and dividing by the price per share at the beginning of the period (expected to remain constant at $1). The net change is then annualized by multiplying it by 365/7, with the current yield figure carried to the nearest one-hundredth of one percent. The effective yield of the Money Market Portfolio for a seven-day period is computed by expressing the unannualized return for that period on a compounded, annualized basis.

A Portfolio may also advertise in items of sales literature an "actual distribution rate" which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share.

Advertisements of a Portfolio's total return disclose the Portfolio's average annual compounded total return for its most recently completed fiscal year and the appropriate periods since the Portfolio's inception. The Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rates of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when received and the front end sales charge applicable to sales of the Portfolio shares (other than the Money Market Portfolio) is assumed to have been paid.

Any distribution rate, yield or total rate of return figure should not be considered as representative of the performance of a Portfolio in the future. In addition, the Income Portfolios' performance figures are not directly comparable to those of bank deposits and other similar investments, which maintain a fixed principal value and pay a fixed yield on the principal amount. These Portfolios' net asset values are not fixed. They vary based not only upon the type, quality and maturities of the securities held in the Portfolio, but also on the changes in the current value of such securities and on changes in the Portfolios' expenses. For narrative discussions of the Fund's performance including graphs comparing Portfolios to various securities indexes, please request a copy of an Annual Report to Shareholders from the Fund.

The Money Market Portfolio's actual yields will fluctuate, and are not necessarily indicative of future actual yields. Actual yields are dependent on such variables as portfolio quality, average portfolio maturity, the type of instruments in which investments are

                      THE ENTERPRISE Group of Funds, Inc.

made, changes in interest rates on money market instruments, portfolio expenses and other factors.

                             MANAGEMENT OF THE FUND

                                   DIRECTORS

The Board of Directors of the Fund is responsible for the management of the business of the Fund under the laws of Maryland, and it is primarily responsible for reviewing the activities of Enterprise Capital Management, Inc., the various Portfolio Managers and the Distributor under the Investment Advisory, the Portfolio Manager Agreements, the Distributor's Agreement and the Plans which relate to the operations of the Fund and its Portfolios. Information concerning the Directors, including their names, positions, terms of office and principal occupations during the past five years, is contained in the Statement of Additional Information.

                        INVESTMENT ADVISER ARRANGEMENTS

The Fund has entered into an Investment Adviser's Agreement with Enterprise Capital Management, Inc. ("Enterprise Capital") which, in turn, has entered into Portfolio Management agreements with each of the Portfolio Managers discussed below. Enterprise Capital acts as the Portfolio Manager for the Money Market Portfolio. It is Enterprise Capital's responsibility to select, subject to the Board of Directors' review and approval, Portfolio Managers who have distinguished themselves by able performance in their respective areas of responsibility and to review their continued performance. Enterprise Capital is assisted in this duty by Evaluation Associates, Inc., which has had 26 years of experience in evaluating investment advisers for individuals and institutional investors.

Enterprise Capital and the Fund have received an exemptive order from the Securities and Exchange Commission which permits Enterprise, subject to, among other things, initial shareholder authority, to thereafter enter into or amend Portfolio Manager Agreements without obtaining shareholder approval each time. Shareholders voted affirmatively to give the Fund this ongoing authority. With Board approval, Enterprise Capital is permitted to employ new Portfolio Managers for the Portfolios, change the terms of the Portfolio Manager Agreements or enter into a new Agreement with that Portfolio Manager. Shareholders of a Portfolio continue to have the right to terminate the Portfolio Manager's Agreement for the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Shareholders will be notified of any Portfolio Manager changes or other material amendments to Portfolio Manager Agreements that occur under these arrangements.

Enterprise Capital is also responsible for conducting all operations of the Fund except those operations contracted to the Transfer Agent and Custodian. Enterprise Capital is a subsidiary of The Mutual Life Insurance Company of New York ("MONY"), one of the nation's largest insurance companies. Enterprise Capital, which was incorporated in 1986, served as principal investment adviser to Alpha Fund, Inc., the predecessor of the Fund's Growth Portfolio. Enterprise Capital's address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

As part of its operational responsibilities, Enterprise Capital has undertaken to review each of its internal systems and obtain assessments from each service provider, including Portfolio Managers, of Year 2000 issues which could potentially impact services to the

                      THE ENTERPRISE Group of Funds, Inc.

Fund. Enterprise Capital is unaware of any Year 2000 issues which remain unresolved or have been identified as unresolvable. In addition, Enterprise Capital has established a timetable to periodically re-evaluate systems to ensure that new issues or those which may not previously have been identified are addressed and resolved in an expeditious manner. Enterprise Capital does not anticipate any material expenditures for monitoring Year 2000 issues.

                               PORTFOLIO MANAGERS

The following sets forth certain information about each of the Portfolio Managers, the annual rate of compensation as a percentage of the Portfolio's net assets paid to Enterprise Capital ("Management Fee") and the portion of the Management Fee that Enterprise Capital pays to the respective Portfolio Managers. Portfolio Managers typically manage assets for institutional investors and high net worth individuals. Collectively, the Portfolio Managers manage assets in excess of $300 billion for all clients, including The Enterprise Group of Funds.

                                GROWTH PORTFOLIO

The Portfolio Manager of the Growth Portfolio is Montag & Caldwell, Inc. ("Montag & Caldwell"). Its address is 1100 Atlanta Financial Center, 3343 Peachtree Road, N.E., Atlanta, Georgia 30326, and it is controlled by Allegheny Corporation. It has served as investment adviser to Alpha Fund, Inc., the predecessor of the Growth Portfolio, since the Fund was organized in 1968. Montag & Caldwell and its predecessors have been engaged in the business of providing investment counseling to individuals and institutions since 1945. Ronald E. Canakaris, President and Chief Investment Officer, is responsible for the day to day investment management of the Portfolio and has more than 30 years experience in the investment industry. He has been with Montag & Caldwell for more than 26 years. Total assets under management for all clients at March 31,
1998, approximated $     billion. Usual investment minimum: $20 million.
Representative clients include: Alexander & Alexander Services; American Business Products; and Wake Forest University. The management fee paid by the Growth Portfolio is .75% of net assets, and the Portfolio Manager receives .30% for assets under management up to $100,000,000; .25% for assets from $100,000,000 to $200,000,000; and .20% for assets greater than $200,000,000.

                          GROWTH AND INCOME PORTFOLIO

The Portfolio Manager of the Growth and Income Portfolio is Retirement System Investors Inc. ("RSI") which is a subsidiary of Retirement Group Inc. Its address is 317 Madison Ave., New York, New York 10017. James P. Coughlin, President and Chief Investment Officer, is responsible for the day-to-day management of the Portfolio and has more than 30 years experience in the investment industry. He has been with PSI since 1984. Total assets under
management for Retirement Investors Inc. was $     million as of March 31, 1998.
The management fee is .75%, and the Portfolio Manager receives .30% for assets under management up to $100,000,000; .25% on the next $100,000,000; and .20% for assets greater than $200,000,000.

                                EQUITY PORTFOLIO

The Portfolio Manager of the Equity Portfolio is OpCap Advisors which is a subsidiary of Oppenheimer Capital, a general partnership. OpCap's address is One World Financial Center, New York, New York 10281. Eileen Rominger, Managing Director of

                      THE ENTERPRISE Group of Funds, Inc.

Oppenheimer Capital, is responsible for the day-to-day management of the Portfolio. Ms. Rominger has more than 19 years experience in the investment industry and has been at Oppenheimer Capital since 1981. The Portfolio Manager
had approximately $     billion under management as of March 31, 1998. Usual
investment minimum is $10 million. Representative clients include Pacific Telesis Group, Caterpillar, Inc. and New York State Electric & Gas. The annual management fee is .75% and the Portfolio Manager receives .40% for assets under management up to $100,000,000 and .30% of that fee thereafter.

                            EQUITY INCOME PORTFOLIO

The Portfolio Manager of the Equity Income Portfolio is 1740 Advisers, Inc. ("1740 Advisers"). It is a subsidiary of MONY. Its address is 1740 Broadway, New York, New York 10019. John V. Rock, President and Director, is responsible for the day-to-day investment management of the Portfolio and has more than 34 years experience in the investment industry. He has been with MONY since 1974. Total assets under management (for the Equity Income Portfolio and all other accounts
managed) at March 31, 1998, were approximately $     billion. Usual investment
minimum: $20 million. The management fee paid by the Equity Income Portfolio is
 .75% of net assets, and the Portfolio Manager receives .30% for assets under management up to $100,000,000; and .25% on the next $100,000,000; and .20%
thereafter.

                         CAPITAL APPRECIATION PORTFOLIO

The Portfolio Manager of the Capital Appreciation Portfolio is Provident Investment Counsel, Inc. ("PIC"). PIC traces its origins to an investment partnership formed in 1951. PIC is a wholly-owned subsidiary of United Asset Management, Inc. Its address is 300 North Lake Avenue, Pasadena, California 91101. Jeffrey J. Miller is a Managing Director of the firm and is responsible for the day-to-day management of the Portfolio. He has more than 25 years experience in the investment industry. He has been with PIC since 1974. As of March 31, 1998, total assets under management for all clients were $ billion. Usual investment minimum: $5 million. Representative clients include:
Bell Atlantic, McGraw-Hill and International Paper Co. The management fee is
 .75% and the Portfolio Manager receives .50% for assets under management up to $100,000,000; .45% for assets under management for the next $100,000,000; .35% for assets greater than $200,000,000 up to $300,000,000; and .30% thereafter.

                         SMALL COMPANY GROWTH PORTFOLIO

The Portfolio Manager of the Small Company Growth Portfolio is Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"). Pilgrim Baxter is a wholly-owned subsidiary of United Asset Management, Inc. Its offices are at 825 Duportail Road, Wayne, Pennsylvania 19087. Gary Pilgrim, Chief Investment Officer of the firm, and Michael D. Jones, Portfolio Manager/Analyst, are responsible for the day-to-day management of the Portfolio and have more than 40 years combined experience in the investment industry. Mr. Pilgrim and Mr. Jones have been employed by Pilgrim Baxter since 1982 and 1991, respectively. As of March 31, 1998, total assets
under management for all clients were $     billion. Usual investment minimum:
$20 million. The management fee is 1.00% and the Portfolio Manager receives .65% for assets under management up to $50 million; and .55% for

                      THE ENTERPRISE Group of Funds, Inc.

assets under management for the next $50 million; and .45% for assets thereafter.

                         SMALL COMPANY VALUE PORTFOLIO

The Portfolio Manager of the Small Company Value Portfolio is GAMCO Investors, Inc. ("GAMCO"). GAMCO is a wholly-owned subsidiary of Gabelli Funds, Inc. Its offices are located at One Corporate Center, Rye, New York 10580. GAMCO's predecessor, Gabelli & Company, Inc., was founded in 1977 by Mario J. Gabelli who has served as its chief investment officer since inception and is responsible for the day-to-day management of the Portfolio. He has more than 27 years of experience in the investment industry. As of March 31, 1998, total
assets under management for all clients were $     billion. Usual investment
minimum is $1 million. The management fee is .75% and the Portfolio Manager receives .40% for assets under management up to $1 billion and .30% for assets in excess of $1 billion.

                         INTERNATIONAL GROWTH PORTFOLIO

The Portfolio Manager of the International Growth Portfolio is Brinson Partners, Inc. ("Brinson"). Brinson Partners is a wholly-owned subsidiary of UBS (United Bank of Switzerland). Brinson's address is 209 South LaSalle Street, Chicago, Illinois 60604. Day-to-day management of this Portfolio is performed by a committee. As of March 31, 1998, Brinson's assets under management for all
clients approximated $     billion. Usual investment minimum: $25 million. The
management fee is .85%, and the Portfolio Manager receives .45% for assets under management up to $100 million; .35% for assets under management from $100,000,000 to $200,000,000; .325% for assets from $200,000,0000 to
$500,000,000; and .25% for assets greater than $500,000,000.

                        GOVERNMENT SECURITIES PORTFOLIO

The Portfolio Manager of the Government Securities Portfolio is TCW Funds Management, Inc. The firm, founded in 1971, is a wholly-owned subsidiary of TCW Management Company, a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. The firm's address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. Philip A. Barach, Managing Director, and Jeffrey
E. Gundlach, Managing Director, are responsible for the day-to-day investment management of the Portfolio and have more than 35 years combined experience in the investment industry. They joined TCW in 1992. As of March 31, 1998 TCW and
its affiliated companies had approximately $     billion under management or
committed for management in various fiduciary and advisory capacities. Usual investment minimum: $35 million. The Management Fee is .60% and the Portfolio Manager receives .30% for assets under management up to $50,000,000 and .25% for assets under management greater than $50,000,000.

                           HIGH-YIELD BOND PORTFOLIO

The Portfolio Manager of the High-Yield Bond Portfolio is Caywood-Scholl Capital Management ("Caywood-Scholl"). This firm was formed in 1986 and is owned by its employees. Caywood-Scholl Capital Management's address is 4350 Executive Drive, Suite 125, San Diego, California 92121. James Caywood, Managing Director and Chief Executive Officer, is responsible for the day-to-day management

                      THE ENTERPRISE Group of Funds, Inc.

of the Portfolio. He has more than 29 years of investment industry experience. He joined Caywood-Scholl in 1986. Caywood-Scholl provides investment advice exclusively with respect to high yield, low grade fixed income instruments. As of March 31, 1998, assets under management for all clients approximated $ million. Usual investment minimum: $1 million. The Management Fee is .60%, and the Portfolio Manager receives .30% for assets up to $100,000,000 and .25% for assets above $100,000,000.

                          TAX-EXEMPT INCOME PORTFOLIO

The Portfolio Manager of the Tax-Exempt Income Portfolio is MBIA Capital Management Corp. ("MBIA"). It is a wholly-owned subsidiary of MBIA, Inc. MBIA's address is 113 King Street, Armonk, New York 10504. Day-to-day management of the Portfolio is performed by Robert M. Ohanesian, President and Chief Investment Officer; and Gary S. Meserole, CFA, Vice President and Portfolio Manager, who have combined experience of more than 38 years in the investment industry. Mr. Ohanesian joined MBIA in 1994 and previously served as Director of Investments for Shields Asset Management. Mr. Meserole joined MBIA in 1995 and previously served as Vice President of MBIA Insurance Corporation. As of March 31, 1998,
assets under management for all clients approximated $     billion. Usual
investment minimum: $10 million. The management fee is .50% and the Portfolio Manager receives .25% for assets up to $50,000,000 and .30% thereafter.

                               MANAGED PORTFOLIO

The Portfolio Manager of the Managed Portfolio is OpCap Advisors, a majority owned subsidiary of Oppenheimer Capital, a general partnership. Its address is One World Financial Center, New York, New York 10281. Richard J. Glasebrook II, Managing Director of Oppenheimer Capital is responsible for the day-to-day management of the Portfolio. He has more than 24 years of investment industry experience and has been with Oppenheimer Capital since 1981. As of March 31,
1998, Oppenheimer Capital and its affiliates had over $     billion under
management. Its usual investment minimum is $10 million. The management fee is .75% and the Portfolio Manager receives .40% for assets up to $100,000,000 and .30% for assets in excess of $100,000,000.

                             MONEY MARKET PORTFOLIO

The Portfolio Manager of the Money Market Portfolio is Enterprise Capital, a wholly-owned subsidiary of MONY. Its address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. Enterprise Capital utilizes the services of The Mutual Life Insurance Company of New York employees for certain services relating to management of the Portfolio. Day-to-day management of the Portfolio is performed by a committee. MONY's address is 1740 Broadway, New York, New York 10019. Enterprise Capital began operating as Portfolio Manager on May 1, 1992. Total money market assets in the Portfolio at March 31, 1998, approximated $ million. The management fee is .35%.

                              PAYMENT OF EXPENSES

The Investment Advisory Agreement obligates Enterprise Capital to provide investment advisory services to the Portfolios of the Fund and to furnish the Fund with certain administrative, clerical, bookkeeping and statistical services, office space and facilities and for paying the compensation of the officers of the Fund. Each Portfolio pays all other expenses incurred in its operation, and a portion of the Fund's general administrative expenses is allocated to each Portfolio either

                      THE ENTERPRISE Group of Funds, Inc.

on the basis of its asset size, on the basis of special needs of such Portfolio, or equally, as is deemed appropriate. These expenses include expenses such as: custodial, transfer agent, brokerage, auditing and legal services, the printing of Prospectuses sent to existing shareholders, expenses relating to bookkeeping and recording and determining the net asset value of shares, and the expenses of qualification of a Portfolio's shares under the federal and state securities laws. The Fund's Board of Directors annually reviews allocation of expenses among the Portfolios.

Enterprise Capital has advised the Fund that it will reimburse such portion of the fees due to it under the Investment Adviser's Agreement as is necessary to assure, for the period commencing January 1, 1998 and ending no earlier than December 31, 1998, that expenses incurred by the Portfolios will not exceed the following percentages of average annual assets (annualized for periods of less than a fiscal year): Growth (A) 1.60%; (B) 2.15%; (C) 2.15%; Growth and Income
(A) 1.50%; (B) 2.05%; (C) 2.05%; Equity (A) 1.60%; (B) 2.15%; (C) 2.15%; Equity
Income (A) 1.50%; (B) 2.05%; (C) 2.05%; Capital Appreciation (A) 1.75%; (B)
2.30%; (C) 2.30%; Small Company Growth (A) 1.85%; (B) 2.40%; (C) 2.40%; Small
Company Value (A) 1.75%; (B) 2.30%; (C) 2.30%; International Growth (A) 2.00%;
(B) 2.55%; (C) 2.55%; Government Securities (A) 1.30%; (B) 1.85%; (C) 1.85%;
High-Yield Bond (A) 1.30%; (B) 1.85%; (C) 1.85%; Tax-Exempt Income (A) 1.10%;
(B) 1.65%; (C) 1.65%; Managed (A) 1.75%; (B) 2.30%; (C) 2.30%; and Money Market
(A) 0.70%; (B) 0.70%; (C) 0.70%. The Portfolio Managers have advised the Fund that they may assist in a portion of the above-referenced reimbursement from time to time.

Enterprise Capital and the Fund entered into agreements pursuant to which Enterprise Capital advanced on behalf of the Fund $33,748 to cover the costs of expanding the series to include a Small Company Value Portfolio; $34,116 of expanding the series to include a Managed Portfolio; and $40,378 for expanding the series to include an Equity Portfolio and completing the appropriate registrations under the Investment Company Act of 1940, the Securities Act of 1933, and certain state securities laws. The agreements provide that these amounts will be repaid by each Portfolio, in five equal annual increments without interest, commencing at the end of the first fiscal year at which each such Portfolio have total net assets of $5 million or more. Each Portfolio has commenced such payments.

                                     TAXES

Each Portfolio of the Fund has qualified and intends to continue to qualify as a "regulated investment company" in 1998 under the provisions of the IRC as amended. For purposes of the IRC, each Portfolio is regarded as a separate regulated investment company. If any Portfolio qualifies as a "regulated investment company" and complies with provisions of the IRC which require regulated investment companies to distribute substantially all of their net income (both ordinary income and capital gain), the Portfolio will be relieved of federal income tax on the income and capital gains distributed to shareholders.

Dividends declared out of a Portfolio's net investment income, taking account of its net realized short-term capital gains to the extent that they exceed its net realized long-term capital losses, are taxable to its shareholders as ordinary income, whether such dividends are received in cash or additional shares. If, for any taxable year, a Portfolio complies with certain

                      THE ENTERPRISE Group of Funds, Inc.

                               Investment Adviser
                       Enterprise Capital Management, Inc.
                            Atlanta Financial Center
                            3343 Peachtree Road, N.E.
                                    Suite 450
                             Atlanta, GA 30326-1022

                                   Distributor
                       Enterprise Fund Distributors, Inc.
                            Atlanta Financial Center
                            3343 Peachtree Road, N.E.
                                    Suite 450
                             Atlanta, GA 30326-1022
                      Telephone: 1-800-432-4320 (Toll Free)

                                    Custodian
                       State Street Bank and Trust Company
                                   Boston, MA

                                 Transfer Agent
                     National Financial Data Services, Inc.
                              1004 Baltimore Ave.,
                             2nd Floor Kansas City,
                                  MO 64105-2112
                      Telephone: 1-800-368-3527 (Toll Free)

                             Independent Accountants
                            Coopers & Lybrand L.L.P.
                                   Atlanta, GA

                      Member - Investment Company Institute

                      [Enterprise Group of Funds(TM) Logo]

                                 1-800-432-4320

                             www.enterprisegroup.com

                      THE ENTERPRISE GROUP OF FUNDS, INC.

                            Atlanta Financial Center
                      3343 Peachtree Road, N.E., Suite 450
                             Atlanta, Georgia 30326
                For Shareholder Information Call 1-800-368-3527

                                   PROSPECTUS
                               DATED MAY 1, 1998

The Enterprise Group of Funds, Inc. (the "Fund") is a series of mutual funds that seeks to provide investors a broad range of investment alternatives through its 13 separate Portfolios. Each Portfolio is managed as if it were a separate mutual fund issuing its own shares. The Fund's principal investment adviser, Enterprise Capital Management, Inc. selects separate sub-advisers referred to as "Portfolio Managers" that provide investment advice for the Portfolios and that are selected on the basis of able investment performance in their respective areas of responsibility.

This Prospectus explains concisely what you should know about the Fund and its Portfolios before you consider investing. Please read this Prospectus and retain it for future reference. Additional information, contained in a "Statement of Additional Information," dated May 1, 1998 has been filed with the Securities and Exchange Commission and is available upon request without charge by writing or calling the Fund. It is incorporated by reference into this Prospectus (which means that it is legally part of it).

                               Equity Portfolios

                                Growth Portfolio
                          Growth and Income Portfolio
                                Equity Portfolio
                            Equity Income Portfolio
                         Capital Appreciation Portfolio
                         Small Company Growth Portfolio
                         Small Company Value Portfolio
                         International Growth Portfolio

                               Income Portfolios

                        Government Securities Portfolio
                           High-Yield Bond Portfolio
                          Tax-Exempt Income Portfolio

                               Flexible Portfolio

                               Managed Portfolio

                             Money Market Portfolio

                             Money Market Portfolio

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE MONEY MARKET PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE HIGH-YIELD BOND PORTFOLIO INVESTS SIGNIFICANTLY IN LOWER RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." BONDS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL AND HAVE SPECIAL RISKS. THEY MAY NOT BE SUITABLE FOR ALL INVESTORS. PLEASE READ THE RISK INFORMATION CAREFULLY.

PLEASE NOTE THAT THESE FUNDS ARE NOT BANK DEPOSITS; ARE NOT FEDERALLY INSURED; ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND ARE NOT GUARANTEED TO ACHIEVE THEIR GOAL(S).
                      THE ENTERPRISE Group of Funds, Inc.

SUMMARY OF FUND EXPENSES

                                                                                                              SMALL       SMALL
                                                        GROWTH AND                EQUITY       CAPITAL       COMPANY     COMPANY
                                             GROWTH       INCOME      EQUITY      INCOME     APPRECIATION    GROWTH       VALUE
                                            PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO   PORTFOLIO
                                            ---------   ----------   ---------   ---------   ------------   ---------   ---------
                          CLASS OF SHARES:      Y           Y            Y           Y            Y             Y           Y
                          ----------------  ---------   ----------   ---------   ---------   ------------   ---------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load Imposed on
  Purchase (as a % of offering price).....    none         none        none        none          none         none        none
Maximum Deferred Sales Load...............    none         none        none        none          none         none        none
Maximum Sales Load Imposed On Reinvested
  Dividends...............................    none         none        none        none          none         none        none
Exchange Fee..............................    none         none        none        none          none         none        none
Redemption Fee............................    none         none        none        none          none         none        none
ANNUAL FUND OPERATING EXPENSES
  (AS A % OF AVERAGE NET ASSETS)
Management Fee(1).........................    0.75%        0.75%       0.75%       0.75%         0.75%        1.00%       0.75%
12b-1.....................................    none         none        none        none          none         none        none
Other Expenses(2).........................    0.22%        0.30%       0.40%       0.30%         0.45%        0.40%       0.55%
                                              ----         ----        ----        ----          ----         ----        ----
TOTAL FUND OPERATING EXPENSES.............    0.97%        1.05%       1.15%       1.05%         1.20%        1.40%       1.30%
                                              ====         ====        ====        ====          ====         ====        ====
EXAMPLE 1: You would pay the following expenses over the indicated periods in each of the Funds on a $1,000 investment assuming
  (a) payment of the maximum sales charge (none), (b) a 5% annual return, and (c) redemption at the end of the time period.
1 Year....................................    $ 10         $ 11        $ 12        $ 11          $ 12         $ 14        $ 13
3 Years...................................      31           33          37          33            38           44          41
5 Years...................................      54           58          63          58            66           77          71
10 Years..................................     119          128         140         128           145          168         157

THE EXAMPLES SHOULD NOT BE CONSIDERED INDICATIONS OF PAST OR FUTURE EXPENSES OR PERFORMANCE, AND ACTUAL EXPENSES OR PERFORMANCE MAY VARY FROM THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Portfolios will bear directly or indirectly.

  (1) These fees may be higher than that of other funds. However, the Board of Directors has determined that such fees are reasonable in light of the services, investment decisions and investment techniques employed.

For accounts with a balance of $1,000 or less, as of July 31, a $25 fee per account registration per Portfolio for maintenance will apply, excluding Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, and Retirement Plans.

  (2) Expenses for Equity, Equity Income, Capital Appreciation, and Tax-Exempt Income Class Y Shares represent estimates of what these expenses are expected to be for the 1998 fiscal year. Expense information has been restated for Tax-Exempt Income to reflect a reduction in the maximum expense cap to 0.65% effective October 1, 1997.

                      THE ENTERPRISE Group of Funds, Inc.

SUMMARY OF FUND EXPENSES

                                             INTERNATIONAL   GOVERNMENT   HIGH-YIELD   TAX-EXEMPT
                                                GROWTH       SECURITIES      BOND        INCOME      MANAGED    MONEY MARKET
                                               PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                             -------------   ----------   ----------   ----------   ---------   ------------
                          CLASS OF SHARES:         Y             Y            Y            Y            Y            Y
                          ----------------   -------------   ----------   ----------   ----------   ---------   ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load Imposed on
  Purchase (as a % of offering price).....       none           none         none         none         none         none
Maximum Deferred Sales Load...............       none           none         none         none         none         none
Maximum Sales Load Imposed On Reinvested
  Dividends...............................       none           none         none         none         none         none
Exchange Fee..............................       none           none         none         none         none         none
Redemption Fee............................       none           none         none         none         none         none
ANNUAL FUND OPERATING EXPENSES
  (AS A % OF AVERAGE NET ASSETS)
Management Fee(1).........................       0.85%          0.60%        0.60%        0.50%        0.75%        0.35%
12b-1.....................................       none           none         none         none         none         none
Other Expenses(2).........................       0.70%          0.25%        0.25%        0.15%        0.29%        0.35%
                                                 ----           ----         ----         ----         ----         ----
TOTAL FUND OPERATING EXPENSES.............       1.55%          0.85%        0.85%        0.65%        1.04%        0.70%
                                                 ====           ====         ====         ====         ====         ====
EXAMPLE 1: You would pay the following expenses over the indicated periods in each of the Funds on a $1,000 investment assuming (a) payment of the maximum sales charge (none), (b) a 5% annual return, and (c) redemption at the end of the time period.
1 Year....................................       $ 16           $  9         $  9         $  7         $ 11         $  7
3 Years...................................         49             27           27           21           33           22
5 Years...................................         84             47           47           36           57           39
10 Years..................................        185            105          105           81          127           87

                      THE ENTERPRISE Group of Funds, Inc.

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                               PROSPECTUS SUMMARY
================================================================================

   Set forth below are the 13 Portfolios of the Fund, their Portfolio Managers and investment objectives. The Fund is a diversified, open-end management investment company. Enterprise Capital Management, Inc. serves as investment adviser. The Fund consists of common stock divided into 13 Portfolios consisting of four separate Classes for each Portfolio. Shares are transferable within each Class.

          PORTFOLIO MANAGER                                        INVESTMENT OBJECTIVES
          -----------------                                        ---------------------
          EQUITY PORTFOLIOS
          GROWTH PORTFOLIO                           Capital appreciation, primarily from investments
           Montag & Caldwell, Inc. Atlanta, Georgia  in common stocks.
------------------------------------------------------------------------------------------------------------
          GROWTH AND INCOME PORTFOLIO                Total return in excess of the total return of
           Retirement System Investors Inc.          Lipper Growth and Income Mutual measured over a
           Funds Average New York, New York          period of three to five years, by investing
                                                     primarily in a broadly diversified group of large
                                                     capitalization stocks.
------------------------------------------------------------------------------------------------------------
          EQUITY PORTFOLIO                           Long term capital appreciation, primarily from
           OpCap Advisors                            investments in securities of companies that are
           New York, New York                        believed by the Portfolio Manager to be
                                                     undervalued in the marketplace in relation to
                                                     factors such as the companies' assets or earnings.
------------------------------------------------------------------------------------------------------------
          EQUITY INCOME PORTFOLIO                    A combination of growth and income to achieve an
           1740 Advisers, Inc.                       above average and consistent total return,
           New York, New York                        primarily from investments in dividend paying
                                                     common stocks.
------------------------------------------------------------------------------------------------------------
          CAPITAL APPRECIATION PORTFOLIO             Maximum capital appreciation, primarily through
           Provident Investment Counsel, Inc.        investment in common stock of companies that
           Pasadena, California                      demonstrate accelerating earnings momentum and
                                                     consistently strong financial characteristics.
------------------------------------------------------------------------------------------------------------
          SMALL COMPANY GROWTH PORTFOLIO             Capital appreciation by investing primarily in
           Pilgrim Baxter & Associates               common stocks of small capitalization companies
           Wayne, Pennsylvania                       believed by the Portfolio Manager to have an
                                                     outlook for strong earnings growth and potential
                                                     for significant capital appreciation.
------------------------------------------------------------------------------------------------------------
          SMALL COMPANY VALUE PORTFOLIO              Maximum capital appreciation, primarily through
           Pilgrim Baxter & Associates               investment in the equity securities of companies
           Wayne, Pennsylvania                       that have a market capitalization of no more than
                                                     $1 billion.
------------------------------------------------------------------------------------------------------------
          INTERNATIONAL GROWTH PORTFOLIO             Capital appreciation, primarily through a
           Brinson Partners, Inc.                    diversified portfolio of non-U.S. equity
           Chicago, Illinois                         securities.
------------------------------------------------------------------------------------------------------------
          INCOME PORTFOLIOS
          GOVERNMENT SECURITIES PORTFOLIO            Current income and safety of principal, primarily
           TCW Funds Management, Inc.                from securities that are obligations of the U.S.
           Los Angeles, California                   Government, or its agencies, or its
                                                     instrumentalities.
------------------------------------------------------------------------------------------------------------
          HIGH-YIELD BOND PORTFOLIO                  Maximum current income, primarily from debt
           Caywood-Scholl Capital Management         securities that are rated Ba or lower by Moody's
           San Diego, California                     Investors Service, Inc. or BB or lower by Standard
                                                     & Poor's Corporation.
------------------------------------------------------------------------------------------------------------
          TAX-EXEMPT INCOME PORTFOLIO                A high level of current income exempt from federal
           MBIA Capital Management Corp.             income tax, with consideration given to
           Armonk, New York                          preservation of principal, primarily from
                                                     investment in a diversified portfolio of long-term
                                                     investment grade municipal bonds.
------------------------------------------------------------------------------------------------------------
          FLEXIBLE PORTFOLIO
          MANAGED PORTFOLIO                          Growth of capital over time through investment in
           OpCap Advisors                            a portfolio consisting of common stocks, bonds and
           New York, New York                        cash equivalents, the percentages of which will
                                                     vary based on the Portfolio Manager's assessments
                                                     of relative investment values.
------------------------------------------------------------------------------------------------------------
          MONEY MARKET PORTFOLIO
          MONEY MARKET PORTFOLIO                     The highest possible level of current income
           Enterprise Capital Management, Inc.       consistent with preservation of capital and
           Atlanta, Georgia                          liquidity by investing in obligations maturing in
                                                     one year or less from the time of purchase.

================================================================================

                      THE ENTERPRISE Group of Funds, Inc.

                            INVESTMENT RISK FACTORS

The risk characteristics of each Portfolio are different. In general, investors should consider the following risks: An investment in any of the Portfolios carries the risk that the net asset value of the Portfolio shares will fluctuate in response to market conditions. Further, an investment in any of the Income Portfolios carries the risk that the issuers of securities in the Income Portfolios may default on the payment of principal and interest. An investment in the High-Yield Bond Portfolio carries an increased risk that issuers of securities in which the High-Yield Bond Portfolio invests may default in the payment of principal and interest as compared to the risk of such defaults in the other Income Portfolios. In addition, an investment in the High-Yield Bond Portfolio may be subject to certain other risks relating to the market price, relative liquidity in the secondary market and sensitivity to interest rate and economic changes of the noninvestment grade securities in which the High-Yield Bond Portfolio invests that are higher than may be associated with higher rated, investment grade securities. The Small Company Growth and Small Company Value Portfolios carry an increased risk that smaller capitalization companies may experience higher growth rates and higher failure rates than do larger companies. The limited volume and frequency of trading of small capitalization companies may subject their stocks to greater price deviations than stocks of larger companies. The International Growth Portfolio carries additional risks associated with possibly less stable foreign securities and currencies. Because of the short-term nature of the Money Market Portfolio's investments, an investment in shares of the Money Market Portfolio is subject to relatively little market risk and financial risk, but is subject to a high level of current income volatility. In addition, the Money Market Portfolio uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share. There is no assurance that this Portfolio will be able to maintain this constant net asset value. See "Certain Investment Techniques and Associated Risks."

                             PURCHASE ALTERNATIVES

Each Portfolio offers four Classes of shares. Shares of each Class are generally offered at the net asset value next determined after receipt of your purchase order plus (i) an initial ("front-end") sales charge (Class A shares) or (ii) a deferred sales charge (Class B and C shares). The following is a brief description of the Y Class of shares offered. Class A, Class B, Class C Shares are contained in a separate prospectus.

CLASS Y SHARES:            Class Y shares do not incur an initial sales charge
                           when purchased. Class Y shares are not subject to any ongoing distribution fees or service fees. Class Y shares are subject to an investment of $1,000,000.
                           Institutional investors eligible to purchases Class Y shares include banks, savings institutions, trust companies, insurance companies, investment companies as defined by the Investment Company Act of 1940, pension or profit sharing trusts, certain wrap account clients of broker/dealers, former shareholders of Retirement System Fund Inc. ("RSF") whose shares were merged into The Enterprise Group of Funds, Inc., direct referrals of Portfolio Managers or Evaluation Associates, Inc. ("EAI"), or other financial institutional buyer. Wrap account clients of broker/dealers, former RSF shareholders, and direct referrals of Portfolio Managers or Evaluation
                           Associates, Inc. ("EAI") are offered Class Y shares at a lower minimum purchase amount.

                      THE ENTERPRISE Group of Funds, Inc.

                              FINANCIAL HIGHLIGHTS

            (FOR A SHARE OUTSTANDING THROUGH THE PERIODS INDICATED)

The financial highlights which follow are part of the Fund's financial statements and are included in Fund's Annual Report to Shareholders. The financial highlights include four Portfolios which were in operation during 1997. The Fund's 1997 Annual Report to Shareholders is incorporated by reference into the Statement of Additional Information. Annual reports may be obtained without charge by calling the Fund at 800-432-4320. The Report contains information about the performances of the Portfolios.

                                                           FOR THE PERIOD
                                       YEAR ENDED         AUGUST 8 THROUGH
    GROWTH PORTFOLIO (CLASS Y)      DECEMBER 31, 1997     DECEMBER 31, 1996
---------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period...........................         13.12               $ 11.96
Net Investment Income (Loss)......         (0.02)                 0.00
Net Realized and Unrealized Gains
 (Losses) on Investments..........          4.27                  1.90
                                    ---------------------------------------
Total from Investment
 Operations.......................          4.25                  1.90
                                    ---------------------------------------
Dividends from Net Investment
 Income...........................          0.00                  0.00
Distributions from Net Realized
 Capital Gains....................          0.35                  0.74
                                    ---------------------------------------
Total Distributions...............          0.35                  0.74
                                    ---------------------------------------
Net Asset Value, End of Period....       $ 17.02               $ 13.12
                                    ---------------------------------------
Total Return......................         32.40%                15.91%(B)
Net Assets, End of Period (in
 thousands).......................       $44,596               $ 2,339
Ratio of Expenses to Average Net
 Assets...........................          0.97%(F)              1.10%(AF)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers).......          0.97%(F)              1.10%(AF)
Ratio of Net Investment Income
 (Loss) to Average Net Assets.....         (0.10)%                0.04%(A)
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)..............         (0.10)%                0.04%(A)
Portfolio Turnover Rate...........         22.28%                29.90%
Average Commission Per Share(C)...       $0.0509               $0.0636

A Annualized
B Not Annualized
C Total returns do not include one time sales charge.
D Total returns do not include contingent deferred sales charge.
E Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period
F Effective September 1, 1995, ratio includes expenses paid indirectly.

                      THE ENTERPRISE Group of Funds, Inc.

                                   FOR THE PERIOD                       YEAR ENDED SEPTEMBER 30,
                                  OCTOBER 1 THROUGH    ----------------------------------------------------------
GROWTH AND INCOME FUND (CLASS Y)  DECEMBER 31, 1997     1997       1996       1995      1994      1993      1992
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period.......                         $ 25.73         $ 20.11    $ 16.69    $12.72    $12.08    $10.98    $10.45
Net Investment Income (Loss)...           0.06            0.35       0.21      0.13      0.15      0.18      0.23
Net Realized and Unrealized
 Gains (Losses) on
 Investments...                           0.02            6.18       3.45      4.22      0.74      1.84      0.60
                                  -------------------------------------------------------------------------------
Total from Investment
 Operations...                            0.08            6.53       3.66      4.35      0.89      2.02      0.83
                                  -------------------------------------------------------------------------------
Dividends from Net Investment
 Income.......                            0.11            0.20       0.24      0.16      0.14      0.28      0.08
Distributions from Net Realized
 Capital Gains...                         0.46            0.71       0.00      0.22      0.11      0.64      0.22
                                  -------------------------------------------------------------------------------
Total Distributions...                    0.57            0.91       0.24      0.38      0.25      0.92      0.30
                                  -------------------------------------------------------------------------------
Net Asset Value, End of
 Period.......                         $ 25.24         $ 25.73    $ 20.11    $16.69    $12.72    $12.08    $10.98
                                  -------------------------------------------------------------------------------
Total Return...                           0.31%(B)       33.55%     22.21%    35.24%     7.47%    19.39%     8.11%
Net Assets End of Period (in
 thousands)...                         $15,542         $15,428    $ 8,865    $5,657    $3,639    $3,094    $1,049
Ratio of Expenses to Average Net
 Assets.......                            1.05%(A)        0.99%      0.97%     0.90%     0.90%     0.90%     0.90%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers)...            1.68%(A)        2.20%      2.05%     2.20%     2.23%     3.33%     3.36%
Ratio of Net Investment Income
 (Loss) to Average Net Assets...          0.96%(A)        0.88%      1.23%     1.52%     1.17%     1.31%     1.86%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)...                   0.33%(A)       (0.33)%     0.15%     0.22%    (0.16)%   (1.12)%   (0.60)%
Portfolio Turnover...                     1.46%(A)       15.69%     18.08%    25.49%     9.64%    21.79%    61.27%
Average Commission Per
 Share(E).....                         $0.0509         $0.0560    $0.0600

                                    FOR THE PERIOD
                                    MAY 10 THROUGH
GROWTH AND INCOME FUND (CLASS Y)  SEPTEMBER 30, 1991
--------------------------------  ------------------
Net Asset Value, Beginning of
 Period.......                          $10.00
Net Investment Income (Loss)...           0.14
Net Realized and Unrealized
 Gains (Losses) on
 Investments...                           0.31
Total from Investment
 Operations...                            0.45
Dividends from Net Investment
 Income.......                            0.00
Distributions from Net Realized
 Capital Gains...                         0.00
Total Distributions...                    0.00
Net Asset Value, End of
 Period.......                          $10.45
Total Return...                           4.50%(B)
Net Assets End of Period (in
 thousands)...                          $1,560
Ratio of Expenses to Average Net
 Assets.......                            0.90%(A)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers)...            2.70%(A)
Ratio of Net Investment Income
 (Loss) to Average Net Assets...          3.31%(A)
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (Excluding Waivers)...                   1.51%(A)
Portfolio Turnover...                    12.49%
Average Commission Per
 Share(E).....

                                               FOR THE PERIOD                         YEAR ENDED SEPTEMBER 30,
                                              OCTOBER 1 THROUGH    --------------------------------------------------------------
SMALL COMPANY GROWTH FUND (CLASS Y)           DECEMBER 31, 1997     1997       1996       1995       1994       1993       1992
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........       $ 26.62         $ 25.08    $ 19.05    $ 14.01    $ 14.74    $ 11.83    $ 10.54
Net Investment Income (Loss)................          0.16           (0.13)     (0.17)     (0.12)     (0.04)     (0.13)     (0.17)
Net Realized and Unrealized Gains (Losses)
 on Investments.............................         (2.80)           3.73       7.62       5.49       1.58       4.36       1.49
                                              -----------------------------------------------------------------------------------
Total from Investment Operations............         (2.64)           3.60       7.45       5.37       1.54       4.23       1.32
                                              -----------------------------------------------------------------------------------
Dividends from Net Investment Income........          0.00            0.00       0.00       0.00       0.00       0.11       0.00
Distributions from Net Realized Capital
 Gains......................................          0.55            2.06       1.42       0.33       2.27       1.21       0.01
Return of Capital...........................                                                                                 0.02
                                              -----------------------------------------------------------------------------------
Total Distributions.........................          0.55            2.06       1.42       0.33       2.27       1.32       0.03
                                              -----------------------------------------------------------------------------------
Net Asset Value, End of Period..............       $ 23.43         $ 26.62    $ 25.08    $ 19.05    $ 14.01    $ 14.74    $ 11.83
                                              -----------------------------------------------------------------------------------
Total Return................................          9.92%(B)       16.24%     42.07%     39.20%     11.89%     38.05%     13.80%
Net Assets End of Period (in thousands).....       $13,540         $15,355    $ 6,609    $ 2,950    $ 1,825    $ 1,352    $   684
Ratio of Expenses to Average Net Assets.....          1.40%(A)        1.84%      1.96%      1.85%      1.85%      1.85%      1.86%
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)........................          1.96%(A)        3.08%      3.46%      5.15%      6.16%      8.06%      9.76%
Ratio of Net Investment Income (Loss) to
 Average Net Assets.........................         (1.12)%(A)      (1.30)%    (1.43)%    (1.33)%    (1.37)%    (1.34)%    (1.10)%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers).....         (1.68)%(A)      (2.54)%    (2.93)%    (4.63)%    (5.68)%    (7.55)%    (9.00)%
Portfolio Turnover..........................         23.68%         157.51%     77.94%     84.05%     72.59%    144.49%    138.46%
Average Commission Per Share(E).............       $0.0518         $0.0503    $0.0486

                                               FOR THE PERIOD
                                               MAY 10 THROUGH
                                                SEPTEMBER 30,
SMALL COMPANY GROWTH FUND (CLASS Y)                 1991
--------------------------------------------  -----------------
Net Asset Value, Beginning of Period........       $ 10.00
Net Investment Income (Loss)................         (0.02)
Net Realized and Unrealized Gains (Losses)
 on Investments.............................          0.56
Total from Investment Operations............          0.54
Dividends from Net Investment Income........          0.00
Distributions from Net Realized Capital
 Gains......................................          0.00
Return of Capital...........................          0.00
Total Distributions.........................          0.00
Net Asset Value, End of Period..............       $ 10.54
Total Return................................          5.40%(B)
Net Assets End of Period (in thousands).....       $   602
Ratio of Expenses to Average Net Assets.....          1.85%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers)........................          2.70%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets.........................         (0.46)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Waivers).....         (1.31)%(A)
Portfolio Turnover..........................         25.38%
Average Commission Per Share(E).............

A Annualized
B Not Annualized
C Total returns do not include one time sales charge.
D Total returns do not include contingent deferred sales charge.
E Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period
F Effective September 1, 1995, ratio includes expenses paid indirectly.

                      THE ENTERPRISE Group of Funds, Inc.

                                                    YEAR ENDED DECEMBER 31,      FOR THE PERIOD
                                                    ------------------------     MAY 25 THROUGH
SMALL COMPANY VALUE FUND (CLASS Y)                   1997             1996      DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..............  $  5.77          $  5.43         $  5.37
Net Investment Income (Loss)......................     1.45             0.01            0.04
Net Realized and Unrealized Gains (Losses) on
 Investments......................................     1.12             0.63            0.26
                                                    ---------------------------------------------
Total from Investment Operations..................     2.57             0.64            0.30
                                                    ---------------------------------------------
Dividends from Net Investment Income..............     0.00             0.00            0.04
Distributions from Net Realized Capital Gains.....     0.53             0.30            0.20
                                                    ---------------------------------------------
Total Distributions...............................     0.53             0.30            0.24
                                                    ---------------------------------------------
Net Asset Value, End of Period....................  $  7.81          $  5.77         $  5.43
                                                    ---------------------------------------------
Total Return......................................    44.53%           11.83%           5.55%(B)
Net Assets End of Period (in thousands)...........  $   119          $ 1,926         $ 2,832
Ratio of Expenses to Average Net Assets...........     1.30%            1.30%           1.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers).........................................     1.85%            1.92%           1.81%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets.......................................     2.74%            0.35%           0.18%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)...................     2.19%           (0.27)%         (0.33)%(A)
Portfolio Turnover................................    62.51%          143.58%          36.50%(A)
Average Commission Per Share(E)...................  $0.0470          $0.0483

                                                      YEAR ENDED DECEMBER 31,     FOR THE PERIOD
                                                      ------------------------    MAY 25, THROUGH
      SMALL COMPANY VALUE PORTFOLIO (CLASS Y)          1997             1996     DECEMBER 31, 1995
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period................  $  5.77          $  5.43        $ 5.37
Net Investment Income (Loss)........................     1.45             0.01          0.04
Net Realized and Unrealized Gains (Losses) on
 Investments........................................     1.12             0.63          0.26
                                                      --------------------------------------------
Total from Investment Operations....................     2.57             0.64          0.30
                                                      --------------------------------------------
Dividends from Net Investment Income................     0.00             0.00          0.04
Distributions from Capital Gains....................     0.53             0.30          0.20
                                                      --------------------------------------------
Total Distributions.................................     0.53             0.30          0.24
                                                      --------------------------------------------
Net Asset Value, End of Period......................  $  7.81          $  5.77        $ 5.43
                                                      --------------------------------------------
Total Return........................................    44.53%           11.83%         5.55%(B)
Net Assets, End of Period (in thousands)............  $   119          $ 1,926        $2,832
Ratio of Expenses to Average Net Assets.............     1.30%            1.30%         1.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)...........................................     1.85%            1.92%         1.81%(A)
Ratio of Net Investment Income to Average Net
 Assets.............................................     2.74%            0.35%         0.18%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers).........................     2.19%           (0.27)%       (0.33)%(A)
Portfolio Turnover Rate.............................    62.51%          143.58%        36.50%(A)
Average Commission Per Share(C).....................  $0.0470          $0.0483

A Annualized
B Not Annualized
C Total returns do not include one time sales charge.
D Total returns do not include contingent deferred sales charge.
E Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period
F Effective September 1, 1995, ratio includes expenses paid indirectly.

                      THE ENTERPRISE Group of Funds, Inc.

                                                                                  FOR THE PERIOD
                                                                                      JULY 5
                                                     YEAR ENDED DECEMBER 31,          THROUGH
     INTERNATIONAL GROWTH PORTFOLIO (CLASS Y)        1997               1996     DECEMBER 31, 1995
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..............    17.10            $ 16.07        $14.93
Net Investment Income (Loss)......................     0.17               0.14          0.02
Net Realized and Unrealized Gain (Loss) on
 Investments......................................     0.72               1.92          2.02
                                                    ----------------------------------------------
Total from Investment Operations..................     0.89               2.06          2.04
                                                    ----------------------------------------------
Dividends from Net Investment Income..............     0.15               0.16          0.14
Distributions from Capital Gains..................     1.13               0.87          0.76
                                                    ----------------------------------------------
Total Distributions...............................     1.28               1.03          0.90
                                                    ----------------------------------------------
Net Asset Value, End of Period....................  $ 16.71            $ 17.10        $16.07
                                                    ----------------------------------------------
Total Return......................................     5.21%             12.86%        13.65%(B)
Net Assets, End of Period (in thousands)..........  $10,986            $ 8,828        $3,109
Ratio of Expenses to Average Net Assets...........     1.55%              1.55%         1.55%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers).........................................     1.66%              1.75%         1.75%(A)
Ratio of Net Investment Income to Average Net
 Assets...........................................     0.95%              1.03%         0.26%(A)
Ratio of Net Investment Income (Loss) to Average
 Net Assets (Excluding Waivers)...................     0.84%              0.84%         0.05%(A)
Portfolio Turnover Rate...........................    27.08%             23.79%        31.10%(A)
Average Commission Per Share(E)...................  $0.0275            $0.0221

A Annualized
B Not Annualized
C Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period.

                                                               FOR THE PERIOD
                                                               JULY 17 THROUGH
GOVERNMENT SECURITIES FUND (CLASS Y)                          DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net asset value, beginning of period........................       $11.87
Net investment income (loss)................................         0.35
Net realized and unrealized gains (losses) on investments...         0.15
                                                                   ------
Total from investment operations............................         0.50
                                                                   ------
Dividends from net investment income........................         0.35
Distributions from net realized capital gains...............         0.00
                                                                   ------
Total distributions.........................................         0.35
                                                                   ------
Net asset value, end of period..............................       $12.02
                                                                   ------
Total return................................................         4.02%(B)
Net assets end of period (in thousands).....................       $7,569
Ratio of expenses to average net assets.....................         0.85%(A)
Ratio of expenses to average net assets (excluding
 waivers)...................................................         1.02%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................         6.40%(A)
Ratio of net investment income (loss) to average net assets
 (excluding waivers)........................................         6.23%(A)
Portfolio turnover..........................................         9.61%(A)

A Annualized
B Not Annualized
C Total returns do not include one time sales charge.
D Total returns do not include contingent deferred sales charge.
E Disclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period
F Effective September 1, 1995, ratio includes expenses paid indirectly.

                      THE ENTERPRISE Group of Funds, Inc.

                                                               FOR THE PERIOD
                                                               JULY 25 THROUGH
HIGH-YIELD BOND FUND (CLASS Y)                                DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net asset value, beginning of period........................       $12.17
Net investment income (loss)................................         0.67
Net realized and unrealized gains (losses) on investments...         0.18
                                                                   ------
Total from investment operations............................         0.85
                                                                   ------
Dividends from net investment income........................         0.67
Distributions from net realized capital gains...............         0.00
                                                                   ------
Total distributions.........................................         0.67
                                                                   ------
Net asset value, end of period..............................       $12.35
                                                                   ------
Total return................................................         5.24%(B)
Net assets end of period (in thousands).....................       $  809
Ratio of expenses to average net assets.....................         0.85%(A)
Ratio of expenses to average net assets (excluding
 waivers)...................................................         1.02%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................         8.26%(A)
Ratio of net investment income (loss) to average net assets
 (excluding waivers)........................................         8.09%(A)
Portfolio turnover..........................................       175.38%(A)

                                                                                     FOR THE PERIOD
                                                                                         JULY 5
                                                        YEAR ENDED DECEMBER 31,          THROUGH
MANAGED PORTFOLIO (CLASS Y)                             1997               1996     DECEMBER 31, 1995
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.................  $  7.98            $  6.70        $  6.17
Net Investment Income (Loss).........................     0.08               0.09           0.03
Net Realized and Unrealized Gain (Loss) on
 Investments.........................................     1.64               1.42           0.57
                                                       ----------------------------------------------
Total from Investment Operations.....................     1.72               1.51           0.60
                                                       ----------------------------------------------
Dividends from Net Investment Income.................     0.07               0.09           0.04
Distributions from Capital Gains.....................     0.36               0.14           0.03
                                                       ----------------------------------------------
Total Distributions..................................     0.43               0.23           0.07
                                                       ----------------------------------------------
Net Asset Value, End of Period.......................  $  9.27            $  7.98        $  6.70
                                                       ----------------------------------------------
Total Return.........................................    21.60              22.63%          9.80%(B)
Net Assets, End of Period (in thousands).............  $80,879            $57,794        $26,664
Ratio of Expenses to Average Net Assets..............     1.04%              1.12%          1.30%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers)............................................     1.04%              1.12%          1.41%(A)
Ratio of Net Investment Income to Average Net
 Assets..............................................     0.92%              1.57%          1.39%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Waivers)..........................     0.92%              1.57%          1.28%(A)
Portfolio Turnover Rate..............................    28.17%             33.21%         26.40%(A)
Average Commission Per Share(E)......................  $0.0552            $0.0551

                                                               FOR THE PERIOD
                                                               JULY 17 THROUGH
MONEY MARKET FUND (CLASS Y)                                   DECEMBER 31, 1997
-------------------------------------------------------------------------------
Net asset value, beginning of period........................       $ 1.00
Net investment income (loss)................................         0.02
Net realized and unrealized gains (losses) on investments...         0.00
                                                                   ------
Total from investment operations............................         0.02
                                                                   ------
Dividends from net investment income........................         0.02
Distributions from net realized capital gains...............         0.00
                                                                   ------
Total distributions.........................................         0.02
                                                                   ------
Net asset value, end of period..............................       $ 1.00
                                                                   ------
Total return................................................         2.31%(B)
Net assets end of period (in thousands).....................       $2,700
Ratio of expenses to average net assets.....................         0.70%(A)
Ratio of expenses to average net assets (excluding
 waivers)...................................................         0.95%(A)
Ratio of net investment income (loss) to average net
 assets.....................................................         4.96%(A)
Ratio of net investment income (loss) to average net assets
 (excluding waivers)........................................         4.71%(A)

AAnnualized
BNot Annualized
CTotal returns do not include one time sales change.
DTotal returns do not include contingent deferred sales charge.
EDisclosure not applicable to periods prior to 1996. Represents average commissions rate per share charged to the fund on purchase and sales of equity investments on which commissions are charged during the period
FEffective September 1, 1995, ratio includes expenses paid indirectly.

                      THE ENTERPRISE Group of Funds, Inc.

              INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

The following descriptions of the Portfolios are intended to help you select the Portfolio which is appropriate for your investment objective. You may wish to pursue your objectives by investing in more than one Portfolio.

The investment objectives of each Portfolio may not be changed without approval of a majority of the outstanding voting securities of that Portfolio.

                               EQUITY PORTFOLIOS

Under normal market conditions, at least 65% of the net asset value of the eight Equity Portfolios will be invested in common equity securities. The remainder of the Equity Portfolios' assets may be invested in repurchase agreements, bankers acceptances, bank certificates of deposit, commercial paper and similar money market instruments, convertible bonds, convertible preferred stock, preferred stock, corporate bonds, U.S. Treasuries, notes and bonds, American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), foreign stocks, rights and warrants.

The Growth, Growth and Income, Equity, Equity Income, Capital Appreciation, Small Company Growth and Small Company Value Portfolios invest in securities that are traded on national securities exchanges and in the over-the-counter market. Each of these Portfolios may invest up to 20% of its assets in foreign securities provided they are listed on a domestic or foreign securities exchange or are represented by ADRs and up to 10% of its assets in illiquid, including restricted, securities. As noted below, the International Growth Portfolio invests principally in the securities of foreign issuers listed on recognized foreign exchanges, but may also invest in securities traded on the over-the-counter market.

                                GROWTH PORTFOLIO

The objective of the Growth Portfolio is appreciation of capital primarily through investments in common stocks. The Portfolio's common stock selection emphasizes those companies having growth characteristics, but the Portfolio's investment policy recognizes that securities of other companies may be attractive for capital appreciation purposes by virtue of special developments or depression in price believed to be temporary. The potential for appreciation of capital is the basis for investment decisions; any income is incidental.

                               GROWTH AND INCOME

The objective of the Growth and Income Portfolio is to achieve a total return in excess of the total return of the Lipper Growth and Income Mutual Funds Average, measured over a period of three to five years, by investing primarily in a broadly diversified group of large capitalization companies. The Portfolio seeks this objective primarily through capital appreciation with income as a secondary consideration. The Portfolio will invest in securities of companies which the Portfolio Manager believes to be financially sound and will consider such factors as the sales, growth and profitability prospects for the economic sector and markets in which the company operates and for the services of products it provides; the financial condition of the company; its ability to meet its liabilities and to provide income in the form of dividends; the

                      THE ENTERPRISE Group of Funds, Inc.

prevailing price of the security; how that price compares to historical price levels of the security, to current price levels in the general market, and to the prices of competing companies; projected earnings estimates and earnings growth rate of the company, and the relation of those figures to the current price.

In general, the Portfolio will invest in stocks of companies with market capitalizations in excess of $750 million. Although there is no assurance that the Portfolio will meet its objective, the securities held in the Growth and Income Portfolio will generally reflect the price volatility of the broad equity market (i.e., the Standard & Poor's 500 Index).

                                EQUITY PORTFOLIO

The investment objective of the Equity Portfolio is long term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Portfolio Manager to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings. It is the Portfolio Manager's intention to invest in securities of companies which in the Portfolio Manager's opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship. Investment policies aimed at achieving the Portfolio's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions which vary from time-to-time. Under normal circumstances at least 65% of the Portfolio's assets will be invested in equity securities. The Portfolio will invest primarily in stocks listed on the New York Stock Exchange. In addition, it may also purchase securities listed on other domestic securities exchanges, securities traded in the domestic over-the-counter market and foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American Depository Receipts listed on a domestic securities exchange or traded in the United States over-the-counter market.

                            EQUITY INCOME PORTFOLIO

The objective of the Equity Income Portfolio is a combination of growth and income to achieve an above average and consistent total return, primarily from investments in dividend-paying common stocks.

The Portfolio's principal criterion in stock selection is above average yield, and it uses this criterion as a discipline to enhance stability and reduce market risk. Subject to this primary criterion, the Portfolio invests in stocks that have relatively low price to earnings ratios or relatively low price to book value ratios.

                         CAPITAL APPRECIATION PORTFOLIO

The objective of the Capital Appreciation Portfolio is maximum capital appreciation, primarily through investments in common stocks of companies that demonstrate accelerating earnings momentum and consistently strong financial characteristics.

The Portfolio invests primarily in common stocks of companies which meet the Portfolio Manager's criteria of: (a) steadily increasing earnings; and (b) a three-year average performance record of sales, earnings, dividend growth, pretax margins, return on equity and reinvestment rate at an aggregate average of

                      THE ENTERPRISE Group of Funds, Inc.

1.5 times the average performance of the Standard & Poor's 500 common stocks ("S&P 500") for the same period. The Portfolio attempts to invest in a range of small, medium and large companies designed to achieve an average capitalization of the companies in which it invests that is less than the average capitalization of the S&P 500. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

                         SMALL COMPANY GROWTH PORTFOLIO

The Small Company Growth Portfolio seeks capital appreciation and invests primarily in common stocks of small capitalization companies believed by the Portfolio Manager to have an outlook for strong earnings growth and potential for significant capital appreciation. The Portfolio will normally be as fully invested as practicable in common stocks and securities convertible into common stocks, but also may invest up to 5% of its assets in warrants and rights to purchase common stocks. In the option of the Portfolio Manager, there may be times when the shareholder's best interests are best served and the investment objective is more likely to be achieved by having varying amounts of the Portfolio's assets in convertible securities. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks and convertible securities of small capitalization companies (market capitalization of up to $1 billion). At certain times that percentage may be substantially higher. Securities will be sold when the Portfolio Manager believes that anticipated appreciation no longer probable, alternative investments offer superior appreciation prospects, or the risk of a decline in market price is too great. Because of its policy with respect to the sales of investments, the Portfolio may from time to time realize short-term gains or losses. The Portfolio will likely have somewhat greater volatility than the stock market in general, a measured by the S&P 500 Index.

                         SMALL COMPANY VALUE PORTFOLIO

The objective of the Small Company Value Portfolio is maximum capital appreciation, primarily through investment of at least 65% of Portfolio assets in the common equity securities of companies (based on the total outstanding common shares at the time of investment) which have a market capitalization of up to $1 billion.

The Portfolio intends to invest the remaining 35% of its total assets in the same manner but reserves the right to use some or all of the 35% to invest in equity securities of companies (based on the total outstanding common shares at the time of investment) which have a market capitalization of more than $1 billion.

In pursuing its objective, the Portfolio's strategy will be to invest in stocks of companies with value that may not be fully reflected by current stock price. Since small companies tend to be less actively followed by stock analysts, the market may overlook favorable trends and then adjust its valuation more quickly once investor interest has surfaced. The Portfolio Manager seeks out companies in the public market that are selling at a discount to their private market value (PMV) measured using proprietary research techniques in areas of core competencies. The Portfolio Manager then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company. Smaller companies may be subject to a valuation catalyst such

                      THE ENTERPRISE Group of Funds, Inc.

as increased investor attention, takeover efforts or a change in management.

                         INTERNATIONAL GROWTH PORTFOLIO

The objective of the International Growth Portfolio is capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

It is a fundamental policy of the Portfolio that it will invest at least 80% of the value of its assets (except when maintaining a temporary defensive position) in equity securities of companies domiciled outside the United States. That portion of the Portfolio not invested in equity securities is, in normal circumstances, invested in U.S. and foreign government securities, high grade commercial paper, certificates of deposit, foreign currency, banker acceptances, cash and cash equivalents, time deposits, repurchase agreements and similar money market instruments, both foreign and domestic. The Portfolio may invest in convertible debt securities of foreign issuers which are convertible into equity securities at such time as a market for equity securities is established in the country involved.

The Portfolio Manager's investment perspective for the Portfolio is to invest in the equity securities of non-U.S. markets and companies which are believed to be undervalued based upon internal research and proprietary valuation systems. This international equity strategy reflects the Portfolio Manager's decisions concerning the relative attractiveness of asset classes, the individual international equity markets, industries across and within those markets, other common risk factors within those markets and individual international companies. The Portfolio Manager initially identifies those securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. The relative performance of foreign currencies is an important factor in the Portfolio's performance. The Portfolio Manager may manage the Portfolio's exposure to various currencies to take advantage of different yield, risk and return characteristics. The Portfolio Manager's proprietary valuation model determines which securities are potential candidates for inclusion in the Portfolio.

The benchmark for the fund is the European, Australian, Far East ("EAFE") Index (the "Benchmark"). The Benchmark is a market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance. The Benchmark is designed to provide a representative total return for all major stock exchanges located outside the U.S. From time to time, the Portfolio Manager may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market.

As a general matter, the Advisor will purchase for the Portfolio only securities contained in the underlying index relevant to the Benchmark. Brinson Partners will attempt to enhance the long-term risk and return performance of the Fund relative to the Benchmark by deviating from the normal Benchmark mix of country allocation and currencies in reaction to discrepancies between current market prices and fundamental values. The active management process is intended to produce a superior performance relative to the Benchmark index.

The Portfolio Manager will purchase securities of companies domiciled in a minimum of 8 to 12 countries outside the United States.

                      THE ENTERPRISE Group of Funds, Inc.

                               INCOME PORTFOLIOS

Investors should refer to the Appendix to the Statement of Additional Information for a description of the Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings mentioned below.

                        GOVERNMENT SECURITIES PORTFOLIO

The objective of the Government Securities Portfolio is current income and safety of principal primarily from securities that are obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). It is a fundamental policy of the Portfolio that under normal conditions at least 80% of the value of its net assets will be invested in U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are generally considered to be of the same or higher credit quality as privately issued securities rated Aaa by Moody's or AAA by S&P.

U.S. Government Securities consist of direct obligations of the U.S. Treasury (such as treasury bills, treasury notes and treasury bonds) and securities issued or guaranteed by agencies and instrumentalities of the United States Government. Those securities issued by agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. Examples of full faith and credit securities are securities issued by the Government National Mortgage Association ("GNMA Certificates"). Examples of agencies or instrumentalities whose securities are not backed by the full faith and credit of the United States are the Federal Farm Credit System, the Federal Home Loan Banks, the Tennessee Valley Authority, the United States Postal Service and the Export-Import Bank. The Portfolio may concentrate from time to time in different securities described above in order to obtain the highest level of current income and safety of principal.

The remainder of the Portfolio's assets may be invested in repurchase agreements, bankers acceptances, bank certificates of deposit, commercial paper and similar money market instruments, corporate bonds and other mortgage-related securities (including collateralized mortgage obligations or "CMOs") rated Aaa by Moody's or AAA by S&P at the time of the investment or determined by the Portfolio Manager to be of comparable credit quality at the time of investment to such rated securities. In making such investments, the Portfolio Manager seeks income but gives careful attention to security of principal and considers such factors as marketability and diversification. For a discussion of CMOs and related risks, see "Certain Investment Techniques and Associated Risks".

As described in "Certain Investment Techniques and Associated Risks," the Portfolio may write and sell covered call option contracts on securities that it owns (in an effort to enhance income through hedging and other investment techniques) to the extent of 20% of the value of its net assets at the time such option contracts are written.

                           HIGH-YIELD BOND PORTFOLIO

The objective of the High-Yield Bond Portfolio is maximum current income, primarily from debt securities that are rated Ba or lower by Moody's or BB or lower by Standard & Poor's.

It is a fundamental policy of the Portfolio that it will invest at least 80% of the value of its total assets

                      THE ENTERPRISE Group of Funds, Inc.

(except when maintaining a temporary defensive position) in high-yielding, income-producing corporate bonds that are rated B3 or better by Moody's or B- or better by S&P. The corporate bonds in which the Portfolio invests are high-yielding but normally carry a greater credit risk than bonds with higher ratings. In addition, such bonds, commonly referred to as "junk bonds", may involve greater volatility of price than higher-rated bonds. For a discussion of high-yield securities and related risks, see "Certain Investment Techniques and Associated Risks".

The Portfolio's investments are selected by the Portfolio Manager after careful examination of the economic outlook to determine those industries that appear favorable for investments. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, bonds of issuers within those industries are selected based on their creditworthiness, their yields in relation to their credit and the relative strength of their common stock prices. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Portfolio Manager have characteristics of such lower-grade bonds. Should an investment purchased with the above-described credit quality requisites be downgraded to Ca or lower or CC or lower, the Portfolio Manager shall have discretion to hold or liquidate the security.

Subject to the restrictions described above, under normal circumstances, up to 20% of the Portfolio's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Portfolio Manager have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government Securities and other income-producing cash equivalents. For a discussion on puts, calls, and futures and their related risks, see "Certain Investment Techniques and Associated Risks".

                          TAX-EXEMPT INCOME PORTFOLIO

The objective of the Tax-Exempt Income Portfolio is a high level of current income not includable in gross income for federal income tax purposes, with consideration given to preservation of principal, primarily from investments in a diversified portfolio of long-term investment grade municipal bonds.

It is a fundamental policy of the Portfolio that it will invest at least 80% of its net assets (except when maintaining a temporary defensive position) in Municipal Securities (or futures contracts or options on futures with respect thereto) which, at the time of investment, are investment grade or in Municipal Securities which are not rated if, based upon credit analysis by the Portfolio Manager, it is believed that such securities are of comparable quality to such rated bonds.

The Portfolio invests primarily in investment grade "Municipal Securities" the interest on which, in the opinion of counsel for issuers and the Portfolio, is not includable in gross income for federal income tax purposes. Municipal Securities are notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. These securities are traded primarily

                      THE ENTERPRISE Group of Funds, Inc.

in the over-the-counter market. Such securities may have fixed, variable or floating rates of interest. See the Appendix to this Prospectus for a further description of Municipal Securities.

Investment grade securities are: bonds rated within the three highest ratings by Moody's (Aaa, Aa, A) or S&P (AAA, AA, A); notes given one of the three highest ratings by Moody's (MIGl, MIG2, MIG3) for notes; commercial paper rated P-l by Moody's or A-1 by S&P; and variable rate securities rated VMIGl or VMIG2 by Moody's.

While there are no maturity restrictions on the Municipal Securities in which the Portfolio invests, the average maturity is expected to range between 10 and 25 years. The Portfolio Manager will actively manage the Portfolio, adjusting the average Portfolio maturity and utilizing futures contracts and options on futures as a defensive measure according to its judgment of anticipated interest rates. During periods of rising interest rates and falling prices, a shorter weighted average maturity may be adopted to cushion the effect of bond price declines on the Portfolio's net asset value. When rates are falling and prices are rising, a longer weighted average maturity rate may be adopted. For a discussion on futures and their related risks, see "Certain Investment Techniques and Associated Risks".

The Portfolio may also invest up to 20% of its net assets in cash, cash equivalents and debt securities, the interest from which may be subject to federal income tax. Investments in taxable securities will be limited to investment grade corporate debt securities and U.S. Government Securities.

The Portfolio will not invest more than 20% of its net assets in Municipal Securities the interest on which is subject to federal alternative minimum tax.

                               FLEXIBLE PORTFOLIO

                               MANAGED PORTFOLIO

The objective of the Managed Portfolio is growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Portfolio Manager's assessments of the relative outlook for such investments. In seeking to achieve its investment objective, the types of equity securities in which the Portfolio may invest will be the same as those in which the Equity Portfolios invest. Debt securities are expected to be predominantly investment grade intermediate to long term U.S. Government and corporate debt, although the Portfolio will also invest in high quality short term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Manager deems it advisable in order to preserve capital. In addition, the Portfolio may also invest up to 20% of its assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American Depository Receipts listed on a domestic securities exchange or traded in the United States over-the-counter market.

The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Portfolio Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the

                      THE ENTERPRISE Group of Funds, Inc.

Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective.

                             MONEY MARKET PORTFOLIO

The investment objective of the Money Market Portfolio is to provide the highest possible level of current income, consistent with preservation of capital and liquidity. Securities in which the Portfolio will invest may not yield as high a level of current income as securities of lower quality and longer maturity which generally have less liquidity and greater market risk. The Money Market Portfolio seeks to achieve its objective by investing in a diversified portfolio of high quality money market instruments, comprised of U.S. dollar-denominated instruments which present minimal credit risks and are of eligible quality which consist of the following:

1. obligations issued or guaranteed as to principal and interest by the United States Government or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress;

2. commercial paper, negotiable certificates of deposit, letters of credit, time deposits and bankers' acceptances, of U.S. or foreign banks, and U.S. or foreign savings and loans associations, which at the date of investment have capital, surplus and undistributed profits as of the date of their most recent published financial statements of $500,000,000 or greater;

3. short-term corporate debt instruments (commercial paper or variable amount master demand notes) rated "A-1" or "A-2" by S&P or "Prime 1" or "Prime 2" by Moody's or Tier 1 by any two Nationally Recognized Statistical Rating Organization (NRSRO), or, if not rated, issued by a company rated at least "A" by any two NRSROs and about which the Board of Directors of the Fund has ratified the Portfolio Manager's independent determination that the instrument presents minimal credit risks and is of high quality; however, investments in securities of all issuers having the second highest overall rating (A-2/P-2) assigned shall be limited to no more than five percent of the Portfolio's assets at the time of purchase, with the investment of any one such issuer being limited to not more than one percent of Portfolio assets at the time of purchase;

4. corporate obligations limited to non-convertible corporate debt securities having one year or less remaining to maturity and which are rated "AA" or better by S&P or "Aa" or better by Moody's; and

5. repurchase agreements with respect to any of the foregoing obligations.

The Money Market Portfolio will limit its investment in the securities of any one issuer to no more than five percent of Portfolio assets, measured at the time of purchase.

In addition, the Money Market Portfolio will not purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays on resale or which is not readily marketable if more than 10% of

                      THE ENTERPRISE Group of Funds, Inc.

the net assets of the Money Market Portfolio, taken at market value would be invested in such securities.

After purchase by the Money Market Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Money Market Portfolio. Neither event will require a sale of such security by the Money Market Portfolio. The Portfolio Manager will consider such event in its determination of whether the Money Market Portfolio should continue to hold the security provided that the security presents minimal credit risks and that holding the security is in the best interests of the Portfolio. To the extent Moody's or S&P may change their rating systems generally (as described in the Appendix to the Statement of Additional Information) the Money Market Portfolio will attempt to use comparable ratings as standards for investments in accordance with investment policies contained herein and in the Fund's Statement of Additional Information.

The dollar weighted average maturity of the Money Market Portfolio will be 90 days or less.

All investments of the Money Market Portfolio will be limited to instruments which the Board of Directors determines are of eligible quality, which, if instruments of foreign issuers, are United States dollar-denominated instruments presenting minimal credit risk, and all of which are either:

1. of those rated in the two highest rating categories by any nationally recognized statistical rating organization (NRSRO), or

2. if the instrument is not rated, of comparable quality as determined by the Board of Directors.

Generally, instruments with NRSRO ratings in the two highest grades are considered "high quality." All of the money market investments will mature in 397 days or less. The Money Market Portfolio will use the amortized cost method of securities valuation, as described more fully in the Statement of Additional Information.

                                    CERTAIN
                                   INVESTMENT
                                 TECHNIQUES AND
                                ASSOCIATED RISKS

Following is a description of certain investment techniques employed by the Portfolios, and certain types of securities invested in by the Portfolios and associated risks. Unless otherwise indicated, all of the Portfolios may use the indicated techniques and invest in the indicated securities.

                GENERAL RISKS ASSOCIATED WITH EQUITY PORTFOLIOS

The Equity Portfolios seek to reduce risk of loss of principal due to changes in the value of individual stocks by investing in a diversified portfolio of common stocks and through the use of options on stocks. Such investment techniques do not, however, eliminate all risks. Investors should expect the value of the Equity Portfolios and the net asset value of their shares to fluctuate based on market conditions.

Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies due to the risk related to markets, market share, product performance and financial resources. The limited volume and frequency

                      THE ENTERPRISE Group of Funds, Inc.

of trading of small capitalization companies may subject their stocks to greater price deviations than stocks of larger companies.

The International Growth Portfolio carries additional risks associated with possibly less stable foreign securities and currencies. For a discussion on these risks, please refer to "Foreign Currency Values and Transactions".

                GENERAL RISKS ASSOCIATED WITH INCOME PORTFOLIOS

Although the Income Portfolios seek to reduce credit risks, i.e., failure of obligors to pay interest and principal, through careful selection of investments, and they seek to reduce market risks resulting from fluctuations in the principal value of debt obligations due to changes in prevailing interest rates by careful timing of maturities of investments, such risks cannot be eliminated, and these factors will affect the net asset value of shares in the Income Portfolios. The value of debt obligations has an inverse relationship with prevailing interest rates.

                GENERAL RISKS ASSOCIATED WITH FLEXIBLE PORTFOLIO

The foregoing types of risks associated with equity and income portfolios also apply to flexible portfolios.

                           U.S. GOVERNMENT SECURITIES

Although the payment of interest and principal on a security may be guaranteed by the United States Government or one of its agencies or instrumentalities, the value of such fixed income securities and, consequently, the yield on and net asset value of shares of the Government Securities Portfolio are not guaranteed by the U.S. Government. The net asset value fluctuates in response to changes in interest rates and market valuation. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. As a result, the Government Securities Portfolio's ability to maintain positions in high-yielding, mortgage-backed securities, such as GNMA Certificates, will be affected by reductions in the principal amounts of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at the time.

                        MORTGAGE-RELATED SECURITIES AND
                            ASSET-BACKED SECURITIES

Up to 20% of the net assets of the Government Securities Portfolio may be invested in assets other than U.S. Government Securities, including collateralized mortgage related securities ("CMOs") and asset backed securities. These securities are considered to be volatile and may be thinly traded. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Government Securities Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

While there are many versions of CMOs and asset backed securities, some include "Interest Only" or "IO" -- where all interest payments go to one class of

                      THE ENTERPRISE Group of Funds, Inc.

holders, "Principal Only" or "PO" -- where all of the principal goes to a second class of holders, "Floaters" -- where the coupon rate floats in the same direction as interest rates and "Inverse Floaters" -- where the coupon rate floats in the opposite direction as interest rates. All these securities are volatile; they also have particular risks in differing interest rate environments as described below.

The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity and, therefore, the market value of the IO. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. Accordingly, investment in IOs can theoretically be expected to contribute to stabilizing a Portfolio's net asset value. However, if the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated AAA or the equivalent. Conversely, while the yield to maturity on a PO class is also extremely sensitive to rate of principal payments (including prepayments) on the related underlying mortgage assets, a slow rate of principal payments may have a material adverse effect on yield to maturity and therefore the market value of the PO. As interest rates rise and fall, the value of POs tends to move in the opposite direction from interest rates. This is typical of most debt instruments. See "General Risks Associated With Income Portfolios".

Floaters and Inverse Floaters ("Floaters") are extremely sensitive to the rise and fall in interest rates. The coupon rate on these securities is based on various benchmarks, such as LIBOR ("London Inter-Bank Offered Rate") and the 11th District cost of funds (the base rate). The coupon rate on Floaters can be affected by a variety of terms. Floaters can be reset at fixed intervals over the life of the Floater, float with a spread to the base rate, or be a certain percentage rate minus a certain base rate. Some Floaters have floors below which the interest rate cannot be reset and/or ceilings above which the interest rate cannot be reset. The coupon rate and/or market value of Floaters tend to move in the same direction as the base rate while the coupon rate and/or market value of Inverse Floaters tend to move in the opposite direction from the base rate.

The market value of all CMOs and other asset backed securities are determined by supply and demand in the bid/ask market, interest rate movements, the yield curve, forward rates, prepayment assumptions and credit of the underlying issuer. Further, the price actually received on a sale may be different from bids when security is being priced.

CMOs and asset-backed securities trade over a bid and ask market through several large market makers. Due to the complexity and concentration of derivative securities, the liquidity and, consequently, the volatility of these securities can be sharply influenced by market demand.

Asset-backed and mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Portfolio Manager (subject to the oversight of the Board of Directors), the investment restriction limiting the Portfolio's investment in illiquid instruments to not more than 10% of the value of its net assets will apply. However, IOs and POs issued by the

                      THE ENTERPRISE Group of Funds, Inc.

U.S. Government, its agencies and instrumentalities, and backed by fixed-rate mortgages may be excluded from this limit, if, in the judgment of the Portfolio Manager (subject to the oversight of the Board of Directors) such IOs and POs are readily marketable. The Government Securities Portfolio does not intend to invest in residual interests, privately issued securities or subordinated classes of underlying mortgages.

                             HIGH-YIELD SECURITIES

Notwithstanding the investment policies and restrictions applicable to the High-Yield Bond and Managed Portfolios which were designed to reduce risks associated with such investments, high-yield securities may carry higher levels of risk than many other types of income producing securities. These risks are of three basic types: the risk that the issuer of the high-yield bond will default in the payment of principal and interest; the risk that the value of the bond will decline due to rising interest rates, economic conditions, or public perception; and the risk that the investor in such bonds may not be able to readily sell such bonds. Each of the major categories of risk are impacted by various factors, as discussed below:

                             HIGH-YIELD BOND MARKET

The high-yield bond market is relatively new and has grown in the context of a long economic expansion. Any downturn in the economy may have a negative impact on the perceived ability of the issuer to make principal and interest payments which may adversely affect the value of outstanding high-yield securities and reduce market liquidity.

               SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES

In general, the market prices of bonds bear an inverse relationship to interest rates; as interest rates increase, the prices of bonds decrease. The same relationship may hold for high-yield bonds, but in the past high-yield bonds have been somewhat less sensitive to interest rate changes than treasury and investment grade bonds. While the price of high-yield bonds may not decline as much, relatively, as the prices of treasury or investment grade bonds decline in an environment of rising interest rates, the market price, or value, of a high-yield bond will be expected to decrease in periods of increasing interest rates, negatively impacting the net asset value of the High-Yield Bond Portfolio. High-yield bond prices may not increase as much, relatively, as the prices of treasury or investment grade bonds in periods of decreasing interest rates. Payments of principal and interest on bonds are dependent upon the issuer's ability to pay. Because of the generally lower creditworthiness of issuers of high-yield bonds, changes in the economic environment generally, or in an issuer's particular industry or business, may severely impact the ability of the issuer to make principal and interest payments and may depress the price of high-yield securities more significantly than such changes would impact higher rated, investment grade securities.

                              PAYMENT EXPECTATIONS

Many high-yield bonds contain redemption or call provisions which might be expected to be exercised in periods of decreasing interest rates. Should bonds in which the High-Yield Bond Portfolio has invested be redeemed or called during such an interest rate environment, the Portfolio would have to sell such securities without reference to their investment merit and

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reinvest the proceeds received in lower yielding securities, resulting in a decreased return for investors in the High-Yield Bond Portfolio. In addition, such redemptions or calls may reduce the High-Yield Bond Portfolio's asset base over which the Portfolio's investment expenses may be spread.

                            LIQUIDITY AND VALUATION

Because of periods of relative illiquidity, many high-yield bonds may be thinly traded. As a result, the ability to accurately value high-yield bonds and determine the net asset value of the High-Yield Bond Portfolio, as well as the Portfolio's ability to sell such securities, may be limited. Public perception of and adverse publicity concerning high-yield securities may have a significant negative impact on the value and liquidity of high-yield securities, even though not based on fundamental investment analysis.

                               TAX CONSIDERATIONS

To the extent that a Portfolio invests in securities structured as zero coupon bonds, or other securities issued with original issue discount, the Portfolio will be required to report interest income even though no cash interest payment is received. Because such income is not represented by cash, the Portfolio may be required to sell other securities in order to satisfy the distribution requirements applicable to regulated investment companies under the Internal Revenue Code ("IRC").

                             PORTFOLIO COMPOSITION

As of March 31, 1998, the High-Yield Bond Portfolio consisted of securities classified as follows:

                                     PERCENTAGE OF
             CATEGORY                  PORTFOLIO
BB.................................          %
B..................................          %
CCC................................          %
Non-rated*.........................          %

---------------

* Equivalent ratings for these securities would have been CCC to B(3).

                               DEFENSIVE TACTICS

Any or all of the Portfolios may at times for defensive purposes, at the determination of the Portfolio Manager, temporarily place all or a portion of their assets in cash, short-term commercial paper (i.e. short-term unsecured promissory notes issued by corporations to finance short-term credit needs), United States Government Securities, high quality debt securities (including "Eurodollar" and "Yankee Dollar" obligations, i.e., U.S. issuer borrowings payable overseas in U.S. funds and obligations of foreign issuers payable in U.S. funds), non-convertible preferred stocks and obligations of banks when in the judgment of the Portfolio Manager such investments are appropriate in light of economic or market conditions. The Money Market Portfolio may at times for defensive purposes, at the determination of the Portfolio Manager, temporarily place all or a portion of its assets in cash, when in the judgment of the Portfolio Manager such an investment is appropriate in light of economic or market conditions. The International Growth Portfolio may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits, and foreign bank acceptances. When a Portfolio takes a defensive position, it may not be following the fundamental investment policy of the Portfolio.

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                              HEDGING TRANSACTIONS

Except as otherwise indicated, the Portfolio Managers, other than for the Money Market Portfolio, may engage in the following hedging transactions to seek to hedge all or a portion of a Portfolio's assets against market value changes resulting from changes in equity values, interest rates and currency fluctuations. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment.

The Portfolios will not engage in hedging transactions for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities owned or expected to be owned by the Portfolios. Unless otherwise indicated, a Portfolio will not enter into a hedging transaction (except for closing transactions) if, immediately thereafter, the sum of the amount of the initial deposits and premiums on open contracts and options would exceed 5% of the Portfolio's total assets taken at current value.

                               CERTAIN SECURITIES

The Portfolios may invest in the following described securities, except as otherwise indicated. These securities are commonly referred to as derivatives. A Portfolio's investment in such securities, in the aggregate, may not exceed 5% of net assets at the time of investment; provided, however, that the International Growth Portfolio, the High-Yield Bond Portfolio, and the Government Securities Portfolio may invest up to 20% of their net assets in such securities.

                                  CALL OPTIONS

The Portfolios, other than the Money Market Portfolio, may write (sell) call options that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. Call options are short-term contracts with a duration of nine months or less. Such Portfolios of the Fund may only write call options which are "covered," meaning that the Portfolio either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in the Portfolio. In addition, no Portfolio will, prior to the expiration of a call option, permit the call to become uncovered. If a Portfolio writes a call option, the purchaser of the option has the right to buy (and the Portfolio has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Portfolio by the purchaser of the option is the "premium." The Portfolio's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Portfolio were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. The Portfolio would not be able to effect a closing purchase transaction after it had received notice of exercise. The International Growth Portfolio may purchase and write covered call options on foreign and U.S. securities and indices and enter into related closing transactions.

Generally, such a Portfolio intends to write listed covered calls when it anticipates that the rate of return from so doing is attractive, taking into consideration the premium income to be received, the risks

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of a decline in securities prices during the term of the option, the probability that closing purchase transactions will be available if a sale of the securities is desired prior to the exercise, or expiration of the options, and the cost of entering into such transactions. A principal reason for writing calls on a securities portfolio is to attempt to realize, through the receipt of premium income, a greater return than would be earned on the securities alone. A covered call writer such as a Portfolio, which owns the underlying security, has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price, but it has retained the risk of loss should the price of the security decline.

The writing of covered call options involves certain risks. A principal risk arises because exchange and over-the-counter markets for options may be limited; it is impossible to predict the amount of trading interest which may exist in such options, and there can be no assurance that viable exchange and over-the-counter markets will develop or continue. The Portfolios will write covered call options only if there appears to be a liquid secondary market for such options. If, however, an option is written and a liquid secondary market does not exist, it may be impossible to effect a closing purchase transaction in the option. In that event, the Portfolio may not be able to sell the underlying security until the option expires or the option is exercised, even though it may be advantageous to sell the underlying security before that time.

                                      PUTS

The Portfolios, except the Government Securities Portfolio and the Money Market Portfolio, may purchase put options ("Puts") which relate to (i) securities (whether or not they hold such securities); (ii) Index Options (described below whether or not they hold such Options); or (iii) broadly-based stock indexes. The Portfolios, except the Government Securities Portfolio and Money Market Portfolio, may write covered put options. The Portfolio will receive premium income from writing covered put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. The High-Yield Bond Portfolio may invest up to 10% of the value of the Portfolio in Puts.

                        ENTERING INTO FUTURES CONTRACTS

All Portfolios may, other than the Money Market Portfolio, enter into contracts for the future acquisition or delivery of securities ("Futures Contracts") including index contracts and foreign currencies, and may also purchase and sell call options on Futures Contracts. These Portfolios may use this investment technique to hedge against anticipated future adverse price changes which otherwise might either adversely affect the value of the Portfolio's securities or currencies held in the Portfolio, or to hedge anticipated future price changes which adversely affect the prices of stocks, long-term bonds or currencies which the Portfolio intends to purchase at a later date. Alternatively, the Portfolios may enter into Futures Contracts in order to hedge against a change in interest rates which will result in the premature call at par value of certain securities which the Portfolio has purchased at a premium. If stock, bond or currency prices or interest rates move in an unexpected manner, the Portfolio would not achieve the anticipated benefits of Futures Contracts.

                      THE ENTERPRISE Group of Funds, Inc.

The use of Futures Contracts involves special considerations or risks not associated with the primary activities engaged in by any Portfolios. Risks of entering into Futures Contracts include: (1) the risk that the price of the Futures Contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the Portfolio attempts to enter into a closing position;
(3) the risk that the Portfolio will lose an amount in excess of the initial margin deposit; and (4) the fact that the success or failure of these transactions for the Portfolio depends on the ability of the Portfolio Manager to predict movements in stock, bond, and currency prices and interest rates.

                                 INDEX OPTIONS

All the Equity Portfolios may invest in options on stock indexes. These options are based on indexes of stock prices that change in value according to the market value of the stocks they include. Some stock index options are based on a broad market index, such as the New York Stock Exchange Composite Index or the Standard & Poor's 500. Other index options are based on a market segment or on stocks in a single industry. Stock index options are traded primarily on securities exchanges.

Because the value of an index option depends primarily on movements in the value of the index rather than in the price of a single security, whether a Portfolio will realize a gain or loss from purchasing or writing an option on a stock index depends on movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment rather than changes in the price of a particular security. Consequently, successful use of stock index options by a Portfolio will depend on that Portfolio Manager's ability to predict movements in the direction of the stock market generally or in a particular industry. This requires different skills and techniques than predicting changes in the value of individual securities.

                              INTEREST RATE SWAPS

In order to attempt to protect the Portfolio investments from interest rate fluctuations, the Portfolios may engage in interest rate swaps. The Portfolios tend to use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange of the Portfolio with another party of their respective rights to receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Portfolio holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect the Portfolio from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.

The Portfolio will enter into interest rate swaps only on a net basis (i.e., the two payments streams will be netted out, with Portfolio receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid high grade debt securities having an aggregate net asset value at least equal to the accrued excess, will be

                      THE ENTERPRISE Group of Funds, Inc.

maintained in a segregated account by the Portfolio's custodian bank.

The use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Portfolio Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

                    FOREIGN CURRENCY VALUES AND TRANSACTIONS

Investments in foreign securities will usually involve currencies of foreign countries, and the value of the assets of the International Growth Portfolio (and of the other Portfolios that may invest in foreign securities to a much lesser extent) as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the International Growth Portfolio may incur costs in connection with conversions between various currencies.

The normal currency allocation of the International Growth Portfolio is identical to the currency mix of the Benchmark. The Portfolio expects to maintain this normal currency exposure when global currency markets are fairly priced relative to each other and relative to associated risks. The Portfolio may actively deviate from such normal currency allocations to take advantage of or to protect the Portfolio from risk and return characteristics of the currencies and short-term interest rates when those prices deviate significantly from fundamental value. Deviations from the Benchmark are determined by the Portfolio Manager based upon its research.

To manage exposure to currency fluctuations, the Portfolio may alter equity or money market exposures (in its normal asset allocation mix as previously identified), enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Portfolio will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Portfolio to set aside liquid assets in a segregated custodial account to cover its obligations. These techniques are further described below.

The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Portfolio will convert currency on a spot basis from time to time and investors should be aware of the potential costs of currency conversion.

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When the Portfolio Manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Portfolio may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

At the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by repurchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize a gain or loss from currency transactions.

The Portfolio also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by the Portfolio will be "covered", which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Portfolio, the Portfolio will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high grade liquid debt securities in an amount equal to the amount the Portfolio would be required to pay upon exercise of the put.

                            CERTAIN OTHER SECURITIES

Except as otherwise indicated, the Portfolios may purchase the following securities, the purchase of which involves certain risks described below. Unless otherwise indicated, a Portfolio will not purchase a category of such securities if the value of such category, taken at current value, would exceed 5% of the Portfolio's total assets.

                              MASTER DEMAND NOTES

All Portfolios may purchase variable amount master demand notes. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate Portfolio Managers, subject to the overall review of the Fund's Directors and Enterprise Capital Management, Inc., the adviser, monitor the financial condition of the issuers to insure that they are able to repay the notes.

                             REPURCHASE AGREEMENTS

All Portfolios may enter into repurchase agreements having maturities of one business day. When a Portfolio acquires securities from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the same seller pursuant to which the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. In such instances, the Fund's Custodian has possession of the security or collateral for the seller's obligation. If the

                      THE ENTERPRISE Group of Funds, Inc.

seller should default on its obligation to repurchase the securities, the Portfolio may experience delays, difficulties or other costs when selling the securities held as collateral and may incur a loss if the value of the collateral declines. The appropriate Portfolio Managers, subject to the overall review by the Fund's Directors and Enterprise Capital, monitor the value of the collateral as to repurchase agreements, and they monitor the creditworthiness of the seller and must find it satisfactory before engaging in repurchase agreements. The Portfolios enter into repurchase agreements only with Federal Reserve member banks that have net worth of at least $100,000,000 and outstanding commercial paper of the two highest rating categories assigned by Moody's or S&P or with broker-dealers that are registered with the Securities and Exchange Commission, are members of the National Association of Securities Dealers, Inc. ("NASD") and have similarly rated commercial paper outstanding. Any repurchase agreements entered into by the Portfolios will be fully collateralized and marked to market daily, other than those entered into by the Money Market Portfolio, which are valued on an amortized cost basis.

                       RESTRICTED OR ILLIQUID SECURITIES

All of the Portfolios may invest up to 10% of the assets of the Portfolios in restricted securities (privately placed equity or debt securities) or other securities which are not readily marketable.

                               FOREIGN SECURITIES

As noted above, under normal circumstances the International Growth Portfolio will invest primarily in foreign securities. All other Portfolios, except the Government Securities Portfolio, the Tax-Exempt Income Portfolio and the Money Market Portfolio, may, subject to the 20% limitation, invest in foreign securities as well as both sponsored and unsponsored American Depository Receipts ("ADRs"), and European Depository Receipts ("EDRs") which are securities of U.S. issuers backed by securities of foreign issuers. There may be less information available about unsponsored ADRs and EDRs, and therefore, they may carry higher credit risks. The Portfolios may also invest in securities of foreign branches of domestic banks and domestic branches of foreign banks.

Investments in foreign equity and debt securities involve risks different from those encountered when investing in securities of domestic issuers. The appropriate Portfolio Managers and Enterprise Capital, subject to the overall review of the Fund's Directors, evaluate the risks and opportunities when investing in foreign securities. Such risks include trade balances and imbalances and related economic policies; currency exchange rate fluctuations; foreign exchange control policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their own industries; and other specific local, political and economic considerations.

                              FORWARD COMMITMENTS

Securities may be purchased on a "when issued" or on a "forward delivery" basis, which means it may take as long as 120 days before such obligations are delivered to a Portfolio. The purpose of such investments is to attempt to obtain higher rates of return or lower

                      THE ENTERPRISE Group of Funds, Inc.

purchase costs than would be available for securities purchased for immediate delivery. Securities purchased on a when issued or forward delivery basis involve a risk that the value of the security to be purchased may decline prior to the settlement date. In addition, if the dealer through which the trade is made fails to consummate the transaction, the Portfolio may lose an advantageous yield or price. The Fund does not accrue income prior to delivery of the securities in the case of forward commitment purchases. The 5% limitation does not apply to the International Growth, Government Securities and Tax-Exempt Income Portfolios which will have a 20% limitation.

                               PORTFOLIO TURNOVER

In carrying out the investment policies described in this Prospectus, each Portfolio expects to engage in a substantial number of securities portfolio transactions, and the rate of portfolio turnover will not be a limiting factor when a Portfolio Manager deems it appropriate to purchase or sell securities for a Portfolio. However, no Portfolio's annual portfolio turnover rate (other than the High-Yield Bond Portfolio and the Money Market Portfolio for which, due to the short-term nature of its investment, a portfolio turnover rate is not applicable and the High-Yield Bond Portfolio) is expected to exceed 100%.

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Portfolio's purchases or sales of securities by the average investments of the Portfolio. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs which are borne directly by a Portfolio. Each Portfolio intends to elect and to comply with the various provisions of the Internal Revenue Code so as to qualify as a "regulated investment company" thereunder. (See "Taxes".)

                                   INVESTMENT
                                  RESTRICTIONS

Except as indicated, each of the Portfolios has adopted certain investment restrictions and limitations for the purpose of reducing their exposure in specific situations.

No Portfolio will: (1) as to 75% of the assets of each Portfolio, invest more than 5% of the value of its total assets in the securities of any single issuer (other than cash items and U.S. government securities, as defined in the Investment Company Act of 1940) if such purchase would cause more than 5% of the value of its assets to be invested in securities of such issuer; (2) purchase more than 10% of the voting securities of any issuer; (3) invest more than 5% of its total assets in the securities of companies that have a continuous operating history of less than three years (the High-Yield Bond and Tax-Exempt Income Portfolios are not subject to this restriction); (4) except as to the Money Market Portfolio, as described below, invest more than 25% of its total assets in any one industry, provided that: (i) this limitation does not apply to investments in U.S. Government Securities as well as its agencies and instrumentalities, general obligation bonds, or Municipal Securities other than industrial development bonds issued by non-governmental users; and (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered as a separate industry); (5) borrow money, except from a bank and only for

                      THE ENTERPRISE Group of Funds, Inc.

temporary or emergency purposes, and such borrowings will not exceed 5% of the lower of the value or cost of the Portfolio's total assets; or (6) pledge, mortgage or hypothecate its assets to an extent greater than 5% of the value of its total assets. For purposes of restrictions (1) and (2), each Portfolio will regard the entity which has ultimate responsibility for the payment of interest and principal as the issuer. Notwithstanding restriction (4), the Money Market Portfolio may invest in excess of 25% of its total assets in U.S. Government Securities as well as its agencies and instrumentalities, and certain bank instruments issued by domestic banks. See "Investment Restrictions" in the Statement of Additional Information.

These investment limitations, and other limitations that are fundamental policies, that are described in greater detail in the Statement of Additional Information, may be changed only with the approval of the holders of a majority of the shares of a Portfolio.

In addition, management of the Fund has adopted the following restrictions which apply to all of the Portfolios and may be changed only by the Board of Directors of the Fund. No Portfolio will: (A) lend its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors; (B) invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants (Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.), (C) invest in oil, gas, or other mineral leases, or (D) engage in arbitrage transactions.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Portfolio's total assets resulting from a change in portfolio value or assets will not constitute a violation of the percentage restrictions.

The Managed Portfolio will not invest more than 15% of the value of its total assets in real estate investment trusts, commonly referred to as "REITS". The Managed Portfolio will not invest more than 5% of the value of its total assets in high-yield securities.

In order to qualify for federal income tax treatment as a regulated investment company for a taxable year, each Portfolio must, among other things, (a) derive at least 90% of its gross income during such taxable year from qualifying income (i.e., dividends, interest, payments with respect to loans of stock and securities, and gains from the sale or other disposition of stock or securities or options thereon); and (b) diversify its holdings so that, at the end of each fiscal quarter of such taxable year, (i) at least 50% of the market value of its total assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited, in the case of other securities for purposes of this calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government Securities).

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                                HOW TO PURCHASE
                                PORTFOLIO SHARES

Enterprise Fund Distributors, Inc. ("the Distributor"), is the principal underwriter for shares of the Fund. The Distributor, whose address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326, is a subsidiary of Enterprise Capital Management, Inc. Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly. The Funds offer four separate Classes of shares: Class A, B, C and Y shares, each with a different combination of sales charges, ongoing fees an other features.

The four Classes also have separate exchange privileges. (See "How to Exchange Shares Among the Portfolios.") The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class.

Class Y shares do not bear a sales charge or distribution fee. Institutional investors eligible to purchase Class Y shares include banks, savings institutions, trust companies, insurance companies, investment companies as defined by the Investment Company Act of 1940, pension or profit sharing trust, certain wrap account clients of broker/dealers, former shareholders of Retirement System Investors, Inc. ("RSI"), direct referrals of Portfolio Managers or EAI, or other financial institutional buyer. Wrap account clients of broker/dealers, former RSI shareholders, and direct referrals of Portfolio Managers or Evaluation Associates, Inc. ("EAI") are offered Class Y shares at a lower minimum purchase amount.

All purchases made by check should be in U.S. dollars and made payable to The Enterprise Group of Funds, Inc., or in the case of a retirement account, the custodian or trustee. Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

For accounts with balances under $1,000 as of July 31, an annual service charge of $25 per account registration per Portfolio will apply.

From time to time, the Fund temporarily may suspend the offering of shares of one or more of its Classes or Portfolios to new investors. During the period of such suspension, persons who are already shareholders of any such Class or Portfolio normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

Portfolio shares are purchased at the net asset value next determined after the application for purchase of shares is received by the Enterprise Shareholder Services Division of the Fund's Transfer Agent, National Financial Data Services, Inc. (the "Transfer Agent"). The Distributor or the Fund may reject any orders.

DEALER COMPENSATION. Enterprise Distributors will provide additional compensation to dealers in connection with sales of shares of the Funds and other mutual funds distributed by Enterprise Distributors ("Enterprise Funds") including promotional gifts (which may include gift certificates, dinners and other items), financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns. In some instances, these incentives may be made available only to dealers whose representatives

                      THE ENTERPRISE Group of Funds, Inc.

have sold or are expected to sell significant amounts of shares.

In addition to distribution and service fees paid the Fund under Class A, Class B and Class C Plans, Enterprise Capital (or one of its affiliates) may make payments to dealers (including MONY Securities Corp.) and other persons which distribute shares of the Funds (including Class Y shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

How the Net Asset Value is Computed. The net asset value per share for each Class of each Portfolio of the Fund is determined by dividing the total value of the Portfolio's investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio for each Class. Net asset value per share is determined at the close of trading on each day the New York Stock Exchange is open for trading except that net asset value per share of the International Growth Portfolio may not, in certain circumstances, be determined on days when the New York Stock Exchange is open for trading but one or more foreign stock exchanges are not open for trading. The net asset value per share is effective as of the time of computation. In determining net asset value, the price carried by the composite tape of all national exchanges is used.

Domestic equity securities are valued at the last sale price or, in the absence of any sale on that date, the closing bid price. Domestic equity securities without last trade information are valued at the last bid price. Domestic equity securities, for which market quotations are not readily available, and other assets are valued at fair value as determined in good faith by the Board of Directors. Debt securities and foreign securities are valued on the basis of independent pricing services approved by the Board of Directors, and such pricing services generally follow the same procedures in valuing foreign equity securities as are described above as to domestic equity securities.

Securities held by the Money Market Portfolio are valued on an amortized cost basis. The Securities and Exchange Commission's rules relating to the amortized cost method involve valuing a security at its cost and amortizing any discount or premium over the period until maturity, without taking into account the impact of fluctuating interest rates on the market value of the security unless the deviation from net asset value as calculated by using available market quotations exceeds 1/2 of 1%. At that point, the Board of Directors will promptly decide what action, if any, will be initiated. The Money Market Portfolio seeks to maintain a constant net asset value of $1.00 but there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value. The Money Market Portfolio will not maintain a dollar weighted average portfolio maturity which exceeds 90 days.

Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends for each class. It is expected, however, that the net asset values of the three classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and service related expense accrual differential among the classes.

Share Certificates. The Fund does not ordinarily issue certificates representing shares of the Portfolios. Instead, shares are held on deposit for shareholders

                      THE ENTERPRISE Group of Funds, Inc.

by the Fund's Transfer Agent, which sends a statement of shares owned in each Portfolio to shareholders following each transaction in the shareholder's account. Certificates for full shares only (other than the Money Market Portfolio) are available at no charge at any time upon written request to the Transfer Agent. Special shareholder services such as telephone redemptions, exchanges, electronic funds transfers and wire orders are not available as to certificated shares.

                                  SHAREHOLDER
                                    SERVICES

For the convenience of investors, the following plans are available:

                          AUTOMATIC REINVESTMENT PLAN

Dividends and capital gains distributions may be automatically reinvested in the same Class of shares or, at the investor's election, may be paid out in cash. No sales charge is applied upon reinvestment of dividends or capital gains.

                           AUTOMATIC INVESTMENT PLAN

An investor may debit any Portfolio Account of a Class on a monthly basis for automatic investments into one or more of the other Portfolios of the same Class. The Portfolio from which the investment will be made is subject to the $1,000 minimum. The investor may then choose to have $50 or more transferred to either an established Enterprise portfolio, or they may open a new account subject to an initial minimum investment of $100.

                       BANK PURCHASE AND REDEMPTION PLAN

Any investor may initiate an ACH (Automatic Clearing House) Purchase or Redemption directly to a bank account when proper instructions have been established on the account.

                                RETIREMENT PLANS

Shareholders may adopt Profit Sharing Plan, Money Purchase Plan and other retirement plans funded by Portfolio shares and other investment which plans have been approved by the Internal Revenue Service.

The costs of these plans (exclusive of the retirement plans on which a $10 annual custodial fee is charged) are paid by the Distributor, except for the normal cost of issuing shares, which is paid by the Portfolios of the Fund. Additional information concerning these plans is available from the Distributor upon request.

                                HOW TO EXCHANGE
                                SHARES AMONG THE
                                   PORTFOLIOS

An exchange represents the sales of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Class Y shares may be exchanged for Class Y shares of any other Portfolio. Class Y shares cannot be exchanged for Class A, B or C shares.

Shares of a Portfolio will be processed at the net asset value next determined after the Transfer Agent receives your exchange request. The exchange feature may be modified or discontinued at any time, upon notice to shareholders.

                      THE ENTERPRISE Group of Funds, Inc.

Exchanges may be directed by:
1. calling:  Enterprise Shareholder Services
             1-800-368-3527

2. writing:  Enterprise Shareholder Services
             P.O. Box 419731
             Kansas City, MO 64141-6731

To exchange by letter, state the name of the Portfolio you are exchanging from, the account name(s) and address, the account number, the dollar amount or number of shares to be exchanged, and the Portfolio into which you are exchanging. Sign your name(s) exactly as it appears on your account statement.

The minimum initial investment rules applicable to a Portfolio apply to any exchange where the exchange results in a new account being opened in such Portfolio. Exchanges into existing accounts are not subject to a minimum amount. Original investments in the Money Market Portfolio which are transferred to other Portfolios are not considered Portfolio exchanges but purchases.

The Fund reserves the right not to allow the exercise of the exchange privilege in less than two-week intervals. The Fund reserves the right to restrict the exchange from any Portfolio until funds have been held in that Portfolio for at least seven days. The Fund further reserves the right to discontinue or modify the exchange privilege on a prospective basis at any time, including a modification of the amount or terms of a service fee.

In addition, with regard to exchange requests made by market timers on behalf of clients, the Fund reserves the right to delay settlement up to seven days if it is determined by the Portfolio Manager that immediate settlement would harm the Portfolio.

Before engaging in an exchange transaction, a shareholder should read carefully the parts of this Prospectus describing the Portfolio into which the exchange will occur. See "Investment Objectives and Policies of the Portfolios." Shareholders must elect to authorize the Fund's transfer agent to act upon telephone exchange requests. Shareholders are subject to risk should they elect to exchange by telephone in that neither the Fund nor the Transfer Agent will be liable for properly acting upon telephone instructions believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine, and should the Fund or its transfer agent fail to institute such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Telephone exchanges are activated by instructions received from a shareholder or any person claiming to act as the shareholder's representative who can provide the Transfer Agent with account registration information.

Exchanges are taxable as redemptions on which gains or losses may be recognized.

                                 HOW TO REDEEM
                                PORTFOLIO SHARES

Any shareholder may require the Fund to redeem his or her shares in any Portfolio. The redemption price will be the net asset value per share next determined after receipt of all required information.

                                  REDEMPTIONS

Redemptions may be made: (1) by telephone; (2) in writing; or (3) by wire, if the appropriate request forms have been submitted. Payment for shares re-

                      THE ENTERPRISE Group of Funds, Inc.

deemed will be made within seven days after the request has been properly made and received. Shares purchased by check may be redeemed once the check has cleared, which may take up to 10 days.

                             TELEPHONE REDEMPTIONS

The Fund accepts telephone requests for redemptions from shareholders who have authorized this service. Telephone requests for redemption may be made by calling the Transfer Agent at 1-800-368-3527. Anyone making a telephone redemption request must furnish: (1) the name and address of record of the registered owner(s); (2) the account number; (3) the amount to be withdrawn; and
(4) the name of the person making the request. Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into any other Portfolio. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. Shareholders also have the option to have redemption proceeds transferred directly to a bank account through the Automatic Clearing House (ACH) system. All applicable bank information must be established on the account before this type of redemption is initiated. Shareholders are subject to risk should they elect to redeem by telephone in that neither the Fund nor the Transfer Agent will be liable for properly acting upon telephone instructions believed to be genuine. Should the Fund or its transfer agent fail to utilize reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

                              WRITTEN REDEMPTIONS

Redemption requests may be made in writing, accompanied by any issued share certificates, to:

                        Enterprise Shareholder Services
                                P.O. Box 419731
                           Kansas City, MO 64141-6731

Such written redemption requests and any share certificates or a stock power must be endorsed by the investor. A signature guarantee is required if the redemption proceeds exceed $50,000 or the proceeds are to be sent to an address other than the address of record or to a person other than the registered holder. A signature guarantee may be secured from a member firm of a domestic securities exchange or by a commercial bank, savings and loan association, credit union or trust company. Further documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees or guardians.

                                WIRE REDEMPTIONS

For a separate $10 charge, redemptions for a maximum of $250,000 will be wired at your request. On written requests, funds may be wired to any bank. On a telephone request, funds may be wired only to the bank previously designated by you in writing. If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single, previously designated bank account. Requests received prior to 4:00 p.m. (New York time) by the Fund's Transfer Agent, will result in shares being redeemed at the next determined net asset value, and the proceeds normally will be sent to the designated bank account the following business day. Delivery of

                      THE ENTERPRISE Group of Funds, Inc.

the proceeds of a wire redemption request may be delayed by the Fund for up to seven days if the Fund deems it appropriate under the then current market conditions. Once authorization is on file, the Transfer Agent will honor requests by any authorized person at 1-800-368-3527. This privilege may not be used to redeem shares in certificated form. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request with signature(s) guaranteed to the Transfer Agent.

                             REDEMPTIONS -- GENERAL

The Fund may redeem its shares in cash or with a pro rata portion of the assets of the appropriate Portfolio. To date, all redemptions have been made in cash, and the Fund anticipates that all redemptions will be made in cash in the future, but it reserves the right to provide redemptions in assets of a Portfolio should considerations and the size of the Portfolio require that method of redemption. The Fund has elected to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000 or (ii) 1% of the net asset value of the Portfolio at the beginning of such period.

The Fund reserves the right to redeem an account at its option upon not less than 45 days' written notice if an account's net asset value is $500 or less and remains so during the notice period.

                                  PERFORMANCE
                                  COMPARISONS

Investors may look to mutual fund reporting services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Wiesenberger Dealer Services, Computer Directions Adviser Services, Inc., Moody's Bond Survey Index, Nelson's Investment Manager Data Base, Morningstar, Inc., Salomon Brothers Corporate Bond Rate-of-Return Index, Shearson Lehman Municipal Bond Index, Bond-20 Bond Index and mortgage trade and other publications to compare the performance of each Portfolio with other mutual funds in that Portfolio's category. Comparative performance information from these sources may be used by the Fund in advertising.

From time to time, articles about the Fund regarding its performance or ranking may appear in national publications such as Kiplinger's Personal Finance Magazine, Money Magazine, Financial World, Morningstar, Dalbar, Value Line Mutual Fund Survey, Personal Investors, Forbes, Fortune, Business Week, Wall Street Journal, Donaghue and Barron's. Some of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. Reference to or reprints of such articles may be used in the Fund's promotional literature.

From time to time, the Fund may advertise a Portfolio's "yield" and "total return." Total return and yield are calculated separately for Class A, Class B, Class C and Class Y shares. For Portfolios other than the Money Market Portfolio, the yield for any 30-day (or one month) period is computed by dividing the net investment income per share earned during such Period by the maximum public offering price per share

                      THE ENTERPRISE Group of Funds, Inc.

on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the Securities and Exchange Commission which provides for compounding on a semiannual basis.

Current annualized yield quotations for the Money Market Portfolio are based on the Portfolio's net investment income per share for a seven-day period and exclude any realized or unrealized gains or losses on portfolio securities. The yield is computed by determining the net change in value for a hypothetical account having a balance of one share at the beginning of the period, excluding any realized or unrealized gains or losses, and dividing by the price per share at the beginning of the period (expected to remain constant at $1). The net change is then annualized by multiplying it by 365/7, with the current yield figure carried to the nearest one-hundredth of one percent. The effective yield of the Money Market Portfolio for a seven-day period is computed by expressing the unannualized return for that period on a compounded, annualized basis.

A Portfolio may also advertise in items of sales literature an "actual distribution rate" which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share.

Advertisements of the Portfolio's total return disclose the Portfolio's average annual compounded total return for its most recently completed fiscal year and the appropriate periods since the Portfolio's inception. The Portfolio's total return for each such period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rates of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Portfolio are assumed to have been reinvested when received and the front end sales charge applicable to sales of the Portfolio shares (other than the Money Market Portfolio) is assumed to have been paid.

Any distribution rate, yield or total rate of return figure should not be considered as representative of the performance of a Portfolio in the future. In addition, the Income Portfolios' performance figures are not directly comparable to those of bank deposits and other similar investments, which maintain a fixed principal value and pay a fixed yield on the principal amount. These Portfolios' net asset values are not fixed. They vary based not only upon the type, quality and maturities of the securities held in the Portfolio, but also on the changes in the current value of such securities and on changes in the Portfolios' expenses. For narrative discussions of the Fund's performance including graphs comparing Portfolios to various securities indexes, please request a copy of an Annual Report to Shareholders from the Fund.

The Money Market Portfolio's actual yields will fluctuate, and are not necessarily indicative of future actual yields. Actual yields are dependent on such variables as portfolio quality, average portfolio maturity, the type of instruments in which investments are made, changes in interest rates on money market instruments, portfolio expenses and other factors.

                      THE ENTERPRISE Group of Funds, Inc.

                             MANAGEMENT OF THE FUND

                                   DIRECTORS

The Board of Directors of the Fund is responsible for the management of the business of the Fund under the laws of Maryland, and it is primarily responsible for reviewing the activities of Enterprise Capital Management, Inc., the various Portfolio Managers and the Distributor under the Investment Advisory, the Portfolio Manager Agreements, the Distributor's Agreement and the Plans which relate to the operations of the Fund and its Portfolios. Information concerning the Directors, including their names, positions, terms of office and principal occupations during the past five years, is contained in the Statement of Additional Information.

                        INVESTMENT ADVISER ARRANGEMENTS

The Fund has entered into an Investment Adviser's Agreement with Enterprise Capital Management, Inc. ("Enterprise Capital") which, in turn, has entered into Portfolio Management agreements with each of the Portfolio Managers discussed below. Enterprise Capital acts as the Portfolio Manager for the Money Market Portfolio. It is Enterprise Capital's responsibility to select, subject to the Board of Directors' review and approval, Portfolio Managers who have distinguished themselves by able performance in their respective areas of responsibility and to review their continued performance. Enterprise Capital is assisted in this duty by Evaluation Associates, Inc., which has had 26 years of experience in evaluating investment advisers for individuals and institutional investors.

Enterprise Capital and the Fund have received an exemptive order from the Securities and Exchange Commission which permits Enterprise, subject to, among other things, initial shareholder authority, to thereafter enter into or amend Portfolio Manager Agreements without obtaining shareholder approval each time. Shareholders voted affirmatively to give the Fund this ongoing authority. With Board approval, Enterprise Capital is permitted to employ new Portfolio Managers for the Portfolios, change the terms of the Portfolio Manager Agreements or enter into a new Agreement with that Portfolio Manager. Shareholders of a Portfolio continue to have the right to terminate the Portfolio Manager's Agreement for the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Shareholders will be notified of any Portfolio Manager changes or other material amendments to Portfolio Manager Agreements that occur under these arrangements.

Enterprise Capital is also responsible for conducting all operations of the Fund except those operations contracted to the Transfer Agent and Custodian. Enterprise Capital is a subsidiary of The Mutual Life Insurance Company of New York ("MONY"), one of the nation's largest insurance companies. Enterprise Capital, which was incorporated in 1986, served as principal investment adviser to Alpha Fund, Inc., the predecessor of the Fund's Growth Portfolio. Enterprise Capital's address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

As part of its operational responsibilities, Enterprise Capital has undertaken to review each of its internal systems and obtain assessments from each service provider, including Portfolio Managers, of Year 2000 issues which could potentially impact services to the Fund. Enterprise Capital is unaware of any Year 2000

                      THE ENTERPRISE Group of Funds, Inc.

issues which remain unresolved or have been identified as unresolvable. In addition, Enterprise Capital has established a timetable to periodically re-evaluate systems to ensure that new issues or those which may not previously have been identified are addressed and resolved in an expeditious manner. Enterprise Capital does not anticipate any material expenditures for monitoring Year 2000 issues.

                               PORTFOLIO MANAGERS

The following sets forth certain information about each of the Portfolio Managers, the annual rate of compensation as a percentage of the Portfolio's net assets paid to Enterprise Capital ("Management Fee") and the portion of the Management Fee that Enterprise Capital pays to the respective Portfolio Managers. Typical minimum investment requirements for the Portfolio Managers range from $1,000,000 to $35,000,000. Due to these high minimums, this level of professional management was previously reserved for institutional investors and high net worth individuals. Collectively, the Portfolio Managers manage assets in excess of $280 billion.

                                GROWTH PORTFOLIO

The Portfolio Manager of the Growth Portfolio is Montag & Caldwell, Inc. ("Montag & Caldwell"). Its address is 1100 Atlanta Financial Center, 3343 Peachtree Road, N.E., Atlanta, Georgia 30326, and it is controlled by Allegheny Corporation. It has served as investment adviser to Alpha Fund, Inc., the predecessor of the Growth Portfolio, since the Fund was organized in 1968. Montag & Caldwell and its predecessors have been engaged in the business of providing investment counseling to individuals and institutions since 1945. Ronald E. Canakaris, President and Chief Investment Officer, is responsible for the day to day investment management of the Portfolio and has more than 30 years experience in the investment industry. He has been with Montag & Caldwell for more than 26 years. Total assets under management for all clients at March 31,
1998, approximated $     billion. Usual investment minimum: $20 million.
Representative clients include: Alexander & Alexander Services; American Business Products; and Wake Forest University. The management fee paid by the Growth Portfolio is .75% of net assets, and the Portfolio Manager receives .30% for assets under management up to $100,000,000; .25% for assets from $100,000,000 to $200,000,000; and .20% for assets greater than $200,000,000.

                          GROWTH AND INCOME PORTFOLIO

The Portfolio Manager of the Growth and Income Portfolio is Retirement System Investors Inc. ("RSI") which is a subsidiary of Retirement Group Inc. Its address is 317 Madison Ave., New York, New York 10017. James P. Coughlin, President and Chief Investment Officer, is responsible for the day-to-day management of the Portfolio and has more than 30 years experience in the investment industry. He has been with RSI since 1984. Total assets under
management for Retirement Investors Inc. was $     million as of March 31, 1998.
The Management Fee is .75%, and the Portfolio Manager receives 40% of that fee for assets under management up to $100,000,000; .25% on the next $100,000,000; and .20% for assets greater than $200,000,000.

                      THE ENTERPRISE Group of Funds, Inc.

                                EQUITY PORTFOLIO

The Portfolio Manager of the Equity Portfolio is OpCap Advisors which is a subsidiary of Oppenheimer Capital, a general partnership. OpCap's address is One World Financial Center, New York, New York 10281. Eileen Rominger, Managing Director of Oppenheimer Capital, is responsible for the day-to-day management of the Portfolio. Ms. Rominger has more than 19 years experience in the investment industry and has been at Oppenheimer Capital since 1981. The Portfolio Manager
had approximately $     billion under management as of March 31, 1998. Usual
investment minimum is $10 million. Representative clients include Pacific Telesis Group, Caterpillar, Inc. and New York State Electric & Gas. The management fee is .75% and the Portfolio Manager receives .40% for assets under management up to $100,000,000 and .30% of that fee thereafter.

                            EQUITY INCOME PORTFOLIO

The Portfolio Manager of the Equity Income Portfolio is 1740 Advisers, Inc. ("1740 Advisers"). It is a subsidiary of MONY. Its address is 1740 Broadway, New York, New York 10019. John V. Rock, President and Director, is responsible for the day-to-day investment management of the Portfolio and has more than 34 years experience in the investment industry. He has been with MONY since 1974. Total assets under management (for the Equity Income Portfolio and all other accounts
managed) at March 31, 1998, were approximately $     billion. Usual investment
minimum: $20 million. The management fee paid by the Equity Income Portfolio is
 .75% of net assets, and the Portfolio Manager receives .30% for assets under management up to $100,000,000; and .25% on the next $100,000,000; and .20%
thereafter.

                         CAPITAL APPRECIATION PORTFOLIO

The Portfolio Manager of the Capital Appreciation Portfolio is Provident Investment Counsel, Inc. ("PIC"). PIC traces its origins to an investment partnership formed in 1951. PIC is a wholly-owned subsidiary of United Asset Management, Inc. Its address is 300 North Lake Avenue, Pasadena, California 91101. Jeffrey J. Miller is a Managing Director of the firm and is responsible for the day-to-day management of the Portfolio. He has more than 25 years experience in the investment industry. He has been with PIC since 1972. As of March 31, 1998, total assets under management for all clients were $ billion. Usual investment minimum: $5 million. Representative clients include:
Bell Atlantic, McGraw-Hill and International Paper Co. The management fee is
 .75% and the Portfolio Manager receives .50% for assets under management up to $100,000,000; .45% for assets under management for the next $100,000,000; .35% for assets greater than $200,000,000 up to $300,000,000; and .30% thereafter.

                         SMALL COMPANY GROWTH PORTFOLIO

The Portfolio Manager of the Small Company Growth Portfolio is Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"). Pilgrim Baxter is a wholly-owned subsidiary of United Asset Management, Inc. Its offices are at 825 Duportail Road, Wayne, Pennsylvania 19087. Gary Pilgrim, Chief Investment Officer of the firm, and Michael D. Jones, Portfolio Manager/Analyst, are responsible for the day-to-day management

                      THE ENTERPRISE Group of Funds, Inc.

of the Portfolio and have more than 40 years combined experience in the investment industry. Mr. Pilgrim and Mr. Jones have been employed by Pilgrim Baxter since 1982 and 1991, respectively. As of March 31, 1998, total assets
under management for all clients were $     billion. Usual investment minimum:
$20 million. The management fee is 1.00% and the Portfolio Manager receives .65% for assets under management up to $50 million; and .55% for assets under management for the next $50 million; and .45% for assets thereafter.

                         SMALL COMPANY VALUE PORTFOLIO

The Portfolio Manager of the Small Company Value Portfolio is GAMCO Investors, Inc. ("GAMCO"). GAMCO is a wholly-owned subsidiary of Gabelli Funds, Inc. Its offices are located at One Corporate Center, Rye, New York 10580. GAMCO's predecessor, Gabelli & Company, Inc., was founded in 1977 by Mario J. Gabelli who has served as its chief investment officer since inception. He is responsible for the day-to-day management of the Portfolio. He has more than 27 years of experience in the investment industry. As of March 31, 1998, total
assets under management for all clients were $     billion. Usual investment
minimum is $1 million. The Management Fee is .75% and the Portfolio Manager receives .40% for assets under management up to $1 billion and .30% for assets in excess of $1 billion.

                         INTERNATIONAL GROWTH PORTFOLIO

The Portfolio Manager of the International Growth Portfolio is Brinson Partners, Inc. ("Brinson"). Brinson Partners is a wholly-owned subsidiary of UBS (United Bank of Switzerland). Brinson's address is 209 South LaSalle Street, Chicago, Illinois 60604. Day-to-day management of this Portfolio is performed by a committee. As of March 31, 1998, Brinson's assets under management for all
clients approximated $     billion. Usual investment minimum: $25 million. The
Management Fee is .85%, and the Portfolio Manager receives .45% for assets under management up to $100 million; .35% for assets under management from $100,000,000 to $200,000,000; .325% for assets from $200,000,000 to
$500,000,000; and .25% for assets greater than $500,000,000.

                        GOVERNMENT SECURITIES PORTFOLIO

The Portfolio Manager of the Government Securities Portfolio is TCW Funds Management, Inc. The firm, founded in 1971, is a wholly-owned subsidiary of TCW Management Company, a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. The firm's address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. Philip A. Barach, Managing Director, and Jeffrey
E. Gundlach, Managing Director, are responsible for the day-to-day investment management of the Portfolio and have more than 35 years combined experience in the investment industry. They joined TCW in 1992. As of March 31, 1998 TCW and
its affiliated companies had approximately $     billion under management or
committed for management in various fiduciary and advisory capacities. Usual investment minimum: $35 million. The management fee is .60% and the Portfolio Manager receives .30% for assets under management up to

                      THE ENTERPRISE Group of Funds, Inc.

4$50,000,000 and .25% for assets under management greater than $50,000,000.

                           HIGH-YIELD BOND PORTFOLIO

The Portfolio Manager of the High-Yield Bond Portfolio is Caywood-Scholl Capital Management ("Caywood-Scholl"). This firm was formed in 1986 and is owned by its employees. Caywood-Scholl Capital Management's address is 4350 Executive Drive, Suite 125, San Diego, California 92121. James Caywood, Managing Director and Chief Executive Officer, is responsible for the day-to-day management of the Portfolio. He has more than 29 years of investment industry experience. He joined Caywood-Scholl in 1986. Caywood-Scholl provides investment advice exclusively with respect to high yield, low grade fixed income instruments. As of March 31, 1998, assets under management for all clients approximated $ million. Usual investment minimum: $1 million. The management fee is .60%, and the Portfolio Manager receives .30% for assets up to $100,000,000 and .25% for assets above $100,000,000.

                          TAX-EXEMPT INCOME PORTFOLIO

The Portfolio Manager of the Tax-Exempt Income Portfolio is MBIA Capital Management Corp. ("MBIA"). It is a wholly-owned subsidiary of MBIA, Inc. MBIA's address is 113 King Street, Armonk, New York 10504. Day-to-day management of the Portfolio is performed by Robert M. Ohanesian, President and Chief Investment Officer; and Gary S. Meserole, CFA, Vice President and Portfolio Manager, who have combined experience of more than 38 years in the investment industry. Usual investment minimum: $10 million fee. Mr. Ohanesian joined MBIA in 1994 and previously served as Director of Investments for Shields Asset Management. Mr. Meserole joined MBIA in 1995 and previously served as Vice President of MBIA Insurance Corporation. As of March 31, 1998, assets under management for all
clients approximated $     billion. The management fee is .50% and the Portfolio
Manager receives .25% for assets up to $50,000,000 and .30% thereafter.

                               MANAGED PORTFOLIO

The Portfolio Manager of the Managed Portfolio is OpCap Advisors, a majority owned subsidiary of Oppenheimer Capital, a general partnership. Its address is One World Financial Center, New York, New York 10281. Richard J. Glasebrook II, Managing Director of Oppenheimer Capital is responsible for the day-to-day management of the Portfolio. He has more than 24 years of investment industry experience and has been with Oppenheimer Capital since 1981. As of March 31,
1998, Oppenheimer Capital and its affiliates had over $     billion under
management. Its usual investment minimum is $10 million. The management fee is .75% and the Portfolio Manager receives .40% for assets up to $100,000,000 and .30% for assets in excess of $100,000,000.

                             MONEY MARKET PORTFOLIO

The Portfolio Manager of the Money Market Portfolio is Enterprise Capital, a wholly-owned subsidiary of MONY. Its address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. Enterprise Capital utilizes the services of The Mutual Life Insurance Company of New York employees for certain services relating to management of the Portfolio. Day-to-day management of the Portfolio is performed by a committee. MONY's address is 1740 Broadway, New York, New York 10019. Enterprise Capital began operating as Portfolio Manager on

                      THE ENTERPRISE Group of Funds, Inc.

May 1, 1992. Total money market assets in the Portfolio at March 31, 1998, approximated $ million. The Management Fee is .35%.

                              PAYMENT OF EXPENSES

The Investment Advisory Agreement obligates Enterprise Capital to provide investment advisory services to the Portfolios of the Fund and to furnish the Fund with certain administrative, clerical, bookkeeping and statistical services, office space and facilities and for paying the compensation of the officers of the Fund. Each Portfolio pays all other expenses incurred in its operation, and a portion of the Fund's general administrative expenses is allocated to each Portfolio either on the basis of its asset size, on the basis of special needs of such Portfolio, or equally, as is deemed appropriate. These expenses include expenses such as: custodial, transfer agent, brokerage, auditing and legal services, the printing of Prospectuses sent to existing shareholders, expenses relating to bookkeeping and recording and determining the net asset value of shares, and the expenses of qualification of a Portfolio's shares under the federal and state securities laws. The Fund's Board of Directors annually reviews allocation of expenses among the Portfolios.

Enterprise Capital has advised the Fund that it will reimburse such portion of the fees due to it under the Investment Adviser's Agreement as is necessary to assure, for the period commencing January 1, 1998 and ending no earlier than December 31, 1998, that expenses incurred by the Portfolios will not exceed the following percentages of average annual assets for the Y Class (annualized for periods of less than a fiscal year): Growth 1.15%; Growth and Income 1.05%; Equity 1.15%; Equity Income 1.05%; Capital Appreciation 1.30%; Small Company Growth 1.40%; Small Company Value 1.30%; International Growth 1.55%; Government Securities 0.85%; High-Yield Bond 0.85%; Tax-Exempt Income 0.65%; Managed 1.30% and Money Market 0.70%. The Portfolio Managers have advised the Fund that they may assist in a portion of the above-referenced reimbursement from time to time.

Enterprise Capital and the Fund entered into agreements pursuant to which Enterprise Capital advanced on behalf of the Fund $33,748 to cover the costs of expanding the series to include a Small Company Value Portfolio; $34,116 of expanding the series to include a Managed Portfolio; and approximately $40,378 for the Equity Portfolio and completing the appropriate registrations under the Investment Company Act of 1940, the Securities Act of 1933, and certain state securities laws. The agreements provide that these amounts will be repaid by each Portfolio, in five equal annual increments without interest, commencing at the end of the first fiscal year at which each such Portfolio have total net assets of $5 million or more. Each Portfolio has commenced such payments.

                                     TAXES

Each Portfolio of the Fund has qualified and intends to continue to qualify as a "regulated investment company" in 1998 under the provisions of the IRC, as amended. For purposes of the IRC, each Portfolio is regarded as a separate regulated investment company. If any Portfolio qualifies as a "regulated investment company" and complies with provisions of the IRC which require regulated investment companies to distribute substantially all of their net income (both ordinary income and capital gain), the Portfolio will

                      THE ENTERPRISE Group of Funds, Inc.

be relieved of federal income tax on the amounts distributed to shareholders.

Dividends declared out of a Portfolio's net investment income, taking account of its net realized short-term capital gains to the extent that they exceed its net realized long-term capital losses are taxable to its shareholders as ordinary income, whether such dividends are received in cash or additional shares. If, for any taxable year, a Portfolio complies with certain requirements, some or all of the dividends (excluding capital gain dividends, as defined in the IRC) received by the Portfolio's corporate shareholders may qualify for the 70% dividends received deduction available to corporations. Dividends paid by the Income Portfolios and the International Growth Portfolio are not expected to be eligible for dividends received deductions.

Distributions declared out of a Portfolio's realized net capital gain (realized net capital gains from the sale of assets held for more than 12 months in excess of realized net short-term capital losses) and designated by the Portfolio as a capital gain dividend in a written notice to the shareholders are taxable to such shareholders as capital gain without regard to the length of time a shareholder has held stock of the Portfolio and regardless of whether paid in cash or additional shares. Recent legislation created several classes of capital gains.

The Portfolios may be required to withhold for federal income taxes 31% ("Back-Up Withholding") of the distributions and the proceeds of redemptions payable to shareholders who fail to comply with regulations requiring that they provide a correct social security or taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to Back-up Withholding. Corporate shareholders and certain other shareholders specified in the IRC are exempt from Back-Up Withholding.

Distributions from retirement plans are also subject to 20% federal withholding if the shareholder fails to provide a tax identification number to the trustee or custodian and funds are not rolled over.

No gain or loss will be recognized by Class B shareholders upon the conversion of Class B shares into Class A shares.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months, gain taxable at the maximum rate of 28% if such shares were held for more than 12, but not more than 18 months, and gain taxable at the maximum rate of 20% if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be long-term capital loss if the shares were held for more than 12 months. A sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distributions with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic

                      THE ENTERPRISE Group of Funds, Inc.

reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In certain circumstances (e.g., an exchange), a shareholder who has held shares in a Portfolio for not more than 30 days may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon the sale or exchange of shares of the Portfolio.

                          TAX-EXEMPT INCOME PORTFOLIO

Dividends derived from interest on Municipal Securities and designated by the Portfolio as exempt interest dividends by written notice to the shareholders, under existing law, are not subject to federal income tax. Dividends derived from net capital gains realized by the Portfolio are taxable to shareholders as a capital gain upon distribution. Any short-term capital gains or any taxable interest income or accrued market discount realized by the Portfolio will be distributed as a taxable ordinary income dividend distribution. These rules apply whether such distribution is made in cash or in additional shares. The percentage of income that is tax-exempt is applied uniformly to all distributions made by the Portfolio during each year. As with shares in all Portfolios, a sale, exchange or redemption of shares in the Tax-Exempt Income Portfolio is a taxable event and may result in capital gain or loss. In addition, generally any capital loss realized from shares held for six months or less is disallowed to the extent of tax-exempt dividend income received.

The Tax-Exempt Income Portfolio declares and pays dividends monthly on the last business day of the month. When a shareholder redeems shares of the Portfolio on other than a dividend payment date, a portion of the shareholder's redemption proceeds will represent accrued tax-exempt income which will be treated as part of the amount realized for purposes of capital gains computations for federal and state or local income tax purposes and will not be tax-exempt.

Income from certain "private activity" bonds issued after August 7, 1986, are items of tax preference for the alternative minimum tax at a maximum rate of 28% for individuals and 20% for corporations. If the Portfolio invests in private activity bonds, shareholders may be subject to the alternative minimum tax on that part of such Portfolio distributions derived from interest income on those bonds. The Tax-Exempt Income Portfolio does not intend to invest more than 20% of its assets in private activity bonds. In addition, a portion of a distribution derived from any tax-exempt interest incurred, whether or not from private activity bonds, will be taken into account in determining the corporate alternative minimum tax. In higher income brackets, up to 85% of an individual's Social Security benefits may be subject to federal income tax. Along with other factors, total tax-exempt income, including any tax-exempt dividend income from the Portfolio, is taken into account in determining that portion of Social Security benefits which is taxed.

Any loss realized on this sale or exchange of shares of the Tax-Exempt Income Portfolio held for six months or less will be disallowed to this effect of any tax-exempt interest dividend received with respect to such shares.

                      THE ENTERPRISE Group of Funds, Inc.

The treatment for state and local tax purpose of distributions from the Tax-Exempt Income Portfolio representing Municipal Securities interests will vary according to the laws of state and local taxing authorities.

                              FOREIGN INCOME TAXES

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of these Portfolio's assets to be invested within various countries is not known. The Portfolios intend to operate so as to obtain treaty-reduced rates of tax where applicable.

To the extent that the International Growth Portfolio is liable for foreign income taxes withheld at the source, the Portfolio also intends to operate so as to meet the requirements of the IRC to "pass through" to the Portfolio's shareholders credits for foreign income taxes paid, but there can be no assurance that the Portfolio will be able to do so.

                                   EXCISE TAX

The Federal tax laws impose a four percent nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in such tax laws. Each Portfolio of the Fund intends to comply with such distribution requirements and thus does not expect to incur the four percent nondeductible excise tax.

                                    GENERAL

The foregoing is a general and abbreviated summary of the applicable provisions of the IRC and Treasury Regulations in effect, as currently interpreted by the Courts and by the Internal Revenue Service in published revenue rulings and in private letter rulings and is only applicable to U.S. persons. These interpretations can be changed at any time. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The above discussion covers only federal income tax considerations with respect to the Portfolios and their shareholders. State and local tax laws vary greatly, especially with regard to the treatment of exempt-interest dividends. Shareholders should consult their own tax advisers for more information regarding the federal, state, and local tax treatment of each Portfolio's shareholders.

Statements indicating the tax status of distributions to each shareholder will be mailed to each shareholder annually.

                                 DIVIDENDS AND
                                 DISTRIBUTIONS

It is the Fund's intention to distribute substantially all of the net investment income and realized net capital gains, if any, of each Portfolio. The per share dividends and distribution on each class of shares of a Portfolio will be reduced as a result of any service fees applicable to that class. For dividend purposes, net investment income of each Portfolio will consist

                      THE ENTERPRISE Group of Funds, Inc.

of substantially all dividends received, interest accrued, net short-term capital gains realized by such Portfolio less the estimated expenses of such Portfolio.

Unless shareholders request otherwise, by notifying the Fund's Transfer Agent, dividends and capital gains distributions will be automatically reinvested in shares of the respective Portfolio at net asset value; such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. At the election of any shareholder, dividends or capital gains distributions, or both, will be distributed in cash to such shareholders. However, if it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to the shareholder, the respective Portfolios will terminate the shareholder's election to receive dividends and other distributions in cash. Thereafter, the shareholder's subsequent dividends and other distributions will be automatically reinvested in additional shares of the respective Portfolios until the shareholder notifies the Transfer Agent or the Portfolio in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in each be reinstated.

Distributions of capital gains from each of the Portfolios, other than the Money Market Portfolio, are made annually. Dividends from investment income of the Equity Portfolios (except the Equity Income Portfolio) and Managed Portfolio are declared and paid annually. Dividends on the Equity Income Portfolio are paid semiannually. Dividends from investment income of the Income Portfolios are declared daily and paid monthly. Dividends from investment income and any net realized capital gains of the Money Market Portfolio are declared daily and reinvested monthly in additional shares of the Money Market Portfolio at net asset value.

                                   BROKERAGE
                                  TRANSACTIONS

Each Portfolio Manager selects the brokerage firms which complete portfolio transactions for that Portfolio, subject to the overall direction and review of Enterprise Capital and the Board of Directors of the Fund.

The initial criterion which must be met by any Portfolio Manager in selecting brokers and dealers to effect securities transactions for a Portfolio is whether such brokers and dealers can obtain the most favorable combination of price and execution for the transaction. This does not mean that the execution decision must be based solely on whether the lowest possible commission costs may be obtained. In seeking to achieve the best combination of price and execution, the Portfolio Managers evaluate the overall quality and reliability of broker-dealers and the service they provide, including their general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition.

Subject to this primary objective, the Portfolio Managers may select for brokerage transactions those firms which furnish brokerage and research services to the Fund, Enterprise Capital, and the respective Portfolio Managers, or those firms who agree to pay certain of the Fund's expenses, including certain custodial and transfer agent services, and, consistent with the National Association of Securities Dealers, Inc.

                      THE ENTERPRISE Group of Funds, Inc.

                               Investment Adviser
                       Enterprise Capital Management, Inc.
                            Atlanta Financial Center
                            3343 Peachtree Road, N.E.
                                    Suite 450
                             Atlanta, GA 30326-1022

                                   Distributor
                       Enterprise Fund Distributors, Inc.
                            Atlanta Financial Center
                            3343 Peachtree Road, N.E.
                                    Suite 450
                             Atlanta, GA 30326-1022
                      Telephone: 1-800-432-4320 (Toll Free)

                                    Custodian
                       State Street Bank and Trust Company
                                   Boston, MA

                                 Transfer Agent
                     National Financial Data Services, Inc.
                              1004 Baltimore Ave.,
                             2nd Floor Kansas City,
                                  MO 64105-2112
                      Telephone: 1-800-368-3527 (Toll Free)

                             Independent Accountants
                            Coopers & Lybrand L.L.P.
                                   Atlanta, GA

                      Member - Investment Company Institute

                      [Enterprise Group of Funds(TM) Logo]

                                 1-800-432-4320

                             www.enterprisegroup.com

                        [ENTERPRISE GROUP OF FUNDS LOGO]


                            Atlanta Financial Center
                         3343 Peachtree Road, Suite 450
                           Atlanta, Georgia 30326-1022

                       STATEMENT OF ADDITIONAL INFORMATION

EQUITY PORTFOLIOS:

         Growth Portfolio
         Growth and Income Portfolio
         Equity Portfolio
         Equity Income Portfolio
         Capital Appreciation Portfolio
         Small Company Growth Portfolio
         Small Company Value Portfolio
         International Growth Portfolio

INCOME PORTFOLIOS:

         Government Securities Portfolio
         High-Yield Bond Portfolio
         Tax-Exempt Income Portfolio

FLEXIBLE PORTFOLIO:

         Managed Portfolio

MONEY MARKET PORTFOLIO:

         Money Market Portfolio

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus.

         A copy of the Prospectus may be obtained by writing to the Fund at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326, or by calling the Fund at the following numbers:

                           1-800-432-4320
                           1-800-368-3527  (SHAREHOLDER SERVICES)

         The date of the Prospectus to which this Statement of Additional Information relates is May 1, 1998.

         The date of this Statement of Additional Information is May 1, 1998.

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
         General Information and History
                  (See Prospectus - General Information)                    3

         Investment Objectives and Policies
                  (See Prospectus - Investment Objectives and               3
                     Policies of the Portfolios)

         Portfolio Turnover                                                 5

         Management of the Fund
                  (See Prospectus - Management of the Fund)                 6

         Investment Advisory and Other Services
                  Investment Advisory Agreement                             9
                  Portfolio Managers
                  Distributor's Agreements and Plans of Distribution       11
                  Miscellaneous                                            11
                  (See Prospectus - Management of the Fund)

         Purchase, Redemption and Pricing of Securities Being Offered      12
                  Services for Investors
                  (See Prospectus - How to Purchase Portfolio Shares;
                     How to Redeem Portfolio Shares)
                  Redemptions in Kind                                      13
                  Determination of Net Asset Value                         13

         Portfolio Transactions and Brokerage                              14

         Performance Comparisons                                           14

         Custodian                                                         15

         Independent Accountants                                           15

         Taxes                                                             15

         Financial Statements                                              16

         Appendix                                                          17

                         GENERAL INFORMATION AND HISTORY

         The Enterprise Group of Funds, Inc. (the "Fund") was incorporated January 2, 1968 as Alpha Fund, Inc. Its name was changed to The Enterprise Group of Funds, Inc. on September 14, 1987, and at that same time: (i) the Fund's Board of Directors was authorized to establish any number of series of common stock of the Fund, each of which series would represent stock in a separate Portfolio; (ii) each outstanding share of the common stock of Alpha Fund, Inc. became one share of the newly established Growth Portfolio; and (iii) the Fund was reincorporated as a Maryland corporation with the shares of the Common Stock of the Fund divided into nine classes consisting of a separate class for each Portfolio. On May 31, 1989, the Fund's GNMA and Corporate Portfolios were combined with the Government Securities Portfolio reducing the number of Fund Portfolios to eight. Effective May 1, 1990, the Fund added its Money Market Portfolio. Effective April 21, 1993, the Fund liquidated the Precious Metals Portfolio. Effective October 1, 1993, the Fund added its Small Company Value Portfolio and effective October 3, 1994, the Fund added its Managed Portfolio. Effective May 1, 1995, the Fund added Class B and Class Y shares. Effective May 1, 1997 the Fund added Class C Shares and the Equity, Growth and Income and Small Company Growth Portfolios.

                       INVESTMENT OBJECTIVES AND POLICIES


         INTERNATIONAL GROWTH PORTFOLIO - Capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

         The International Growth Portfolio Manager believes that, over the long term, investing across international equity markets based upon discrepancies between market prices and fundamental values may achieve a positive enhancement for the Portfolio's investment performance relative to the returns from the Benchmark.

         Fundamental value is considered to be the current value of long-term, sustainable future cash flows derived from a given asset class or security. In determining fundamental value, the Portfolio Manager examines the relative price to value of the investment opportunity based upon the prospects for relative economic growth among countries, regions or geographic areas; expected levels of inflation; government policies influencing business conditions; and the outlook for currency relationships. Investment decisions are based on comparisons of current market prices to fundamental values.

         Although it may invest anywhere in the world, it is expected that the Portfolio will primarily invest in the equity markets included in the Morgan Stanley Capital International Non-U.S. Equity (Free) Index which currently are Japan, the United Kingdom, Germany, France, Canada, Italy, the Netherlands, Australia, Switzerland, Spain, Hong Kong, Belgium, Singapore, Malaysia, Sweden, Denmark, Norway, New Zealand, Austria, Finland and Ireland. The composition of the Index may change over time, according to criteria established by Morgan Stanley.

         The "Asset Allocation Mix," set forth below, represents the asset allocation mix based on the Benchmark as of December 31, 1996, and may shift over time as the Benchmark index weights change.

Asset Class        Asset Allocation Mix      Asset Class Strategy Ranges
-----------        --------------------      ---------------------------
Non-U.S. Equities          100%                        80-100%
Cash and Cash                0%                         0-20%
                           ---
  Equivalents              100%

         The "asset class strategy ranges" indicated above are the ranges within which the Fund expects to make its active asset allocations to specific asset classes. Under all but unusual market conditions, the Portfolio expects to adhere to the strategy ranges set forth above. However, the Portfolio's strategy ranges may be exceeded by the Portfolio under unusual market conditions.

         The investment policies of the Portfolios along with a description of the securities in which the Portfolios invest, certain risks connected with investments in the Portfolios, and a description of investment techniques used by the Portfolios are set forth in the Prospectus.

                             INVESTMENT RESTRICTIONS

         The Fund has adopted the following investment restrictions which cannot be changed as to any individual Portfolio without approval by the holders of a majority of the outstanding shares of the relevant Portfolio. (As used - in this Statement of Additional Information, "a majority of the outstanding shares of the relevant Portfolio" means the lesser of (i) 67% of the shares of the relevant Portfolio represented at a meeting at which more than 50% of the outstanding shares of that Portfolio are represented in person or by proxy or
(ii) more than 50% of the outstanding shares of the relevant Portfolio.) Except as otherwise set forth, none of the Portfolios may:

         1. As to 75% of the assets of any Portfolio, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities or those of its agencies or instrumentalities), or purchase more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of any issuer.

         2. Purchase securities of any company with a record of less than three years continuous operation (including that of predecessors) if such securities would cause the Portfolio's investment in such companies taken at cost to exceed 5% of the value of the Portfolio's total assets. (The High-Yield Bond and Tax-Exempt Income Portfolios are not subject to this restriction.)

         3. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make initial and maintenance margin deposits in connection with options and futures contracts as permitted by its investment program.

         4. Make short sales of securities, unless at the time of such sale, it owns, or has the right to acquire at no additional cost to the Portfolio as the result of the ownership of convertible or exchange securities, an equal amount of such securities, and it will retain such securities so long as it is in a short portion as to them. In no event will a Portfolio make short sales of securities in such a manner that the value of its net assets used to cover such sales would exceed 15% of the value of its net assets at any time. The short sales of the type described above, which are called "short sales against the box," may be used by a Portfolio when management believes that they will protect profits or limit losses in investments.

         5. Borrow money, except that a Portfolio may borrow from banks as a temporary measure for emergency purposes and not for investment, in which case such borrowings may not be in excess of the lesser of: (a) 5% of its total assets taken at cost; or (b) 5% of the value of its assets at the time that the loan is made. A Portfolio will not purchase securities while borrowings are outstanding. A Portfolio will not pledge, mortgage or hypothecate its assets taken at market value to an extent greater than the lesser of 10% of the value of its net assets or 15% of the value of its total assets taken at cost.

         6. Purchase or retain the securities of any issuer if those officers and directors of the Fund or of its investment advisor holding individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

         7. Purchase the securities of any other investment company except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary sales load or broker's commission) or as a part of a merger, consolidation, acquisition or reorganization.

         8. Invest in real estate; this restriction does not prohibit the Fund from investing in the securities of real estate investment trusts.

         9. Invest for the purpose of exercising control of management of any company.

         10. Underwrite securities issued by others except to the extent that the disposal of an investment position may qualify the Portfolio or the Fund as an underwriter as that term is defined under the Securities Act of 1933, as amended,

         11. Except for the Money Market Portfolio, make any investment which would cause more than 25% of the total assets of the Portfolio to be invested in securities issued by companies principally engaged in any one industry; provided, however, that: (i) this limitation does not apply to investments in U.S. Government Securities as well as its agencies and instrumentalities, general obligation bonds, municipal securities other than industrial development bonds issued by non-governmental users, and (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate industry). The Money Market Portfolio may invest more that 25% of its total assets in U.S. Government Securities as well as its agencies and instrumentalities and certain bank instruments issued by domestic banks. The instruments in which the Money Market Portfolio may invest in excess of 25%, in the aggregate, of its total assets are letters of credit and guarantees, negotiable certificates of deposit, time deposits, commercial paper and bankers acceptances meeting the investment criteria for the Money Market Portfolio.

         12. Participate with others in any trading account. This restriction does not prohibit the Fund or any Portfolio from combining portfolio orders with those of other Portfolios or other clients of the investment adviser or Portfolio Managers when to do so would permit the Fund and one or more Portfolios to obtain a large-volume discount from ordinary brokerage commissions when negotiated rates are available. (See "Portfolio Transactions and Brokerage" below.)

         13. Invest more than 10% of the value of its assets in securities which are subject to legal or contractual restrictions on resale or are otherwise not readily saleable.

         In addition, management of the Fund has adopted the following restrictions which apply to all of the Portfolios and may be changed only by the Board of Directors of the Fund. No Portfolio will: (i) lend its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors, (ii) invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants (Included in that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.), or (iii) invest in oil, gas, or other mineral leases or engage in arbitrage transactions.

                               PORTFOLIO TURNOVER

         Portfolio turnover for the Enterprise High-Yield Bond Portfolio in 1996 and 1997 was attributable to several factors, including a declining level of interest rates, a reduction in risk premiums, and healthy stock and bank loan markets. As a result of these conditions, the Portfolio experienced an abnormally high amount of redemptions and tenders for existing positions. The Portfolio Manager has taken measures to potentially improve the overall call protection of the Portfolio in order to capture the total return potentially made available by declining medium and long-term interest rates.

         During 1996, the portfolio turnover rate for the Small Company Value Portfolio exceeded 100% due to a change in management style which resulted with the appointment of a new Portfolio Manager.

                             MANAGEMENT OF THE FUND

         The directors and officers of the Fund, and their principal occupations during the past five years, are set forth below. Directors who are "interested persons", as defined in the 1940 Act, are denoted by an asterisk. As to their duties relative to the Fund, the address of each is Atlanta Financial Center, 3343 Peachtree Road, N.E., Ste. 450, Atlanta, GA 30326.

                                             PRINCIPAL OCCUPATION
NAME, AGE AND POSITION WITH THE FUND         PAST FIVE YEARS
------------------------------------         --------------------
Arthur T. Dietz (74)                         President, ATD Advisory Corp.
Director                                     since 1996; President and Chief
Member of the Audit Committee                Executive Officer, Strategic
                                             Portfolio Management, Inc.,
                                             1987-1995; Mills B. Lane Professor
                                             of Finance and Banking, Emory
                                             University, 1954-1988; Trustee,
                                             Enterprise Accumulation Trust.

*Samuel J. Foti (46)                         President and Chief Operating
Director                                     Officer, MONY since 1994; Executive
                                             Vice President, MONY (1991-1994);
                                             Trustee, MONY since 1993; Senior
                                             Vice President, MONY (1989 - 1991);
                                             Director, MONY Life Insurance Co.
                                             of America since 1989; Director,
                                             MONY Brokerage, Inc. since 1990;
                                             Director, MONY International
                                             Holdings, Inc. since 1994;
                                             Director, MONY Life Insurance
                                             Company of the Americas, Ltd. since
                                             1994, MONY Bank & Trust Co. of the
                                             Americas, Ltd. since 1994;
                                             Director, Life Insurance Marketing
                                             and Research Associates; Chairman,
                                             Life Insurance Marketing and
                                             Research Associates 1996 - 1997;
                                             Trustee, Enterprise Accumulation
                                             Trust.

Arthur Howell (79)                           Of Counsel, law firm of Alston &
Director                                     Bird, Atlanta, Georgia; President,
Chairman of Audit Committee                  Summit Industries, Inc.; Chairman,
                                             Crescent Banking Co., Inc.;
                                             President, Jonesheirs, Inc.;
                                             Trustee, Enterprise Accumulation
                                             Trust.

William A. Mitchell, Jr.(58)                 President/CEO, Carter & Associates
Director                                     (real estate development), Atlanta,
                                             Georgia since 1994; Director, John
                                             Wieland Homes since 1992; Trustee,
                                             Enterprise Accumulation Trust.

Lonnie H. Pope (64)                          President and Chief Executive
Director                                     Officer of AFF, Inc. (creator and
Member of the Audit Committee                manufacturer of aromatics, flavors
Accumulation Trust.                          and fragrances), Marietta, Georgia;
                                             Trustee, Enterprise

*Michael I. Roth (52)                        Chairman and Chief Executive
Director                                     Officer, MONY since 1993; President
                                             and Chief Executive Officer, MONY
                                             (1991-1993); Director, MONY Life
                                             Insurance Company of America since
                                             1991; Director, ARES Holdings Inc.
                                             since 1995; 1740 Advisers, Inc.
                                             since 1992; MONY CS, Inc. since
                                             1989; Executive Vice President and
                                             Chief Financial Officer, MONY
                                             (1989-1991); Executive Vice
                                             President and Chief Financial
                                             Officer, Primerica Corporation
                                             (1987); Executive Vice President,
                                             Primerica Corporation (1982-1987);
                                             Trustee, Enterprise Accumulation
                                             Trust; Director, American Council
                                             of Life Insurance (ACLI); Director,
                                             the Life Insurance Counsel of New
                                             York; Director, Pitney Bowes, Inc.;
                                             Director, Promus Hotel Corporation.

*Victor Ugolyn (50)                          Chairman, President and Chief
Director                                     Executive Officer, The Enterprise
                                             Group of Funds, Inc. since 1991;
                                             Chairman, President and Chief
                                             Executive Officer, Enterprise
                                             Capital and Enterprise Fund
                                             Distributors, Inc. since 1991;
                                             Chairman, President and Chief
                                             Executive Officer, Enterprise
                                             Accumulation Trust; Vice Chairman
                                             and Chief Marketing Officer, Value
                                             Line Securities, Inc. (1986-1991).

Catherine R. McClellan (42)                  Secretary, Enterprise Accumulation
Secretary                                    Trust; Senior Vice President,
                                             Secretary and Chief Counsel,
                                             Enterprise Capital Management,
                                             Inc.; Senior Vice President,
                                             Secretary and Chief Counsel,
                                             Enterprise Fund Distributors, Inc.

Herbert M. Williamson (47)                   Assistant Secretary and Treasurer,
Treasurer                                    Enterprise Accumulation Trust,
                                             Enterprise Capital Management, Inc.
                                             and Enterprise Fund Distributors,
                                             Inc.

Phillip G. Goff (34)                         Vice President and Chief Financial
Vice President                               Officer, Enterprise Accumulation
                                             Trust, Enterprise Capital
                                             Management, Inc. and Enterprise
                                             Fund Distributors, Inc. 1995 -
                                             present; Audit Manager, Coopers &
                                             Lybrand, L.L.P., 1991 - 1995.

* Messrs. Foti, Roth and Ugolyn are "interested persons" of the Fund, of Enterprise Capital Management, Inc. (the Fund's investment adviser), and of Enterprise Fund Distributors, Inc. (the distributor of the Fund's Shares), as that term is defined in the Investment Company Act of 1940.

At December 31, 1997, the officers and directors of the Fund as a group owned less than one percent of the shares of each Portfolio.

The Fund pays fees to those directors who are not "interested persons" of the Fund at the rate of $10,000 per director per year plus $1,000 for each special or committee meeting attended. The Fund pays no salaries, fees or compensation to any of its officers, since these expenses are borne by the Fund's investment adviser, Enterprise Capital Management, Inc. No fees were paid to the "interested" directors of the Fund.

The following sets forth compensation paid to each of the Directors during 1997:

(1)                                 (2)               (3)               (4)(5)
NAME                                AGGREGATE         PENSION OR        ESTIMATED         TOTAL
                                    COMPENSA-         RETIREMENT        ANNUAL            COMPENSATION
                                    TION FROM         BENEFITS          BENEFITS          FROM REGISTRANT
                                    REGISTRANT        ACCRUED AS        UPON              AND FUND COMPLEX
                                                      PART OF           RETIREMENT        PAID TO
                                                      FUND              DIRECTORS*
                                                      EXPENSES
Arthur T. Dietz                     $13,500             None            None              $27,000
Arthur Howell                       $13,000             None            None              $26,000
William A. Mitchell, Jr.            $12,500             None            None              $25,000
Lonnie H. Pope                      $13,500             None            None              $27,000

* Each Director received fees for services as a Trustee of Enterprise Accumulation Trust.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

         The Fund has entered into an Investment Advisory Agreement (the "Adviser's Agreement") with Enterprise Capital Management, Inc. ("Enterprise Capital") which, in turn, has entered into Portfolio Manager's Agreements with each of the Portfolio Managers as discussed in the Prospectus. Enterprise Capital functions as the adviser to the Money Market Portfolio. Enterprise Capital is a subsidiary of The Mutual Life Insurance Company of New York ("MONY"), one of the nation's largest insurance companies. Enterprise Capital was incorporated in 1986. Enterprise Capital's address is Suite 450, 3343 Peachtree Road, Atlanta, Georgia 30326. Victor Ugolyn, who is President of the Fund, is also Chairman of the Board and President of Enterprise Capital.

         The Adviser's Agreement obligates Enterprise Capital to provide investment advisory services to the Portfolios of the Fund, to furnish the fund with certain administrative, clerical, bookkeeping and statistical services, office space and facilities, and to pay the compensation of the officers of the Fund. Each Portfolio pays all other expenses incurred in its operation, and a portion of the Fund's general administrative expenses are allocated to the Portfolios either on the basis of their asset size, on the basis of special needs of any Portfolio, or equally as is deemed appropriate. The Fund's Board of Directors annually reviews allocation of expenses among the Portfolios.

         The Adviser's Agreement authorizes Enterprise Capital to enter into subadvisory agreements with various investment advisers as Portfolio Managers for the Portfolios of the Fund. The Portfolio Manager's Agreements are substantially the same in all material respects except for the names of the Portfolio Managers and the rates of compensation, which consist of a portion of the management fee that is paid by the Fund to Enterprise Capital and which Enterprise Capital pays to the Portfolio Managers.

         Enterprise Capital and the Fund have received an exemptive order from the Securities and Exchange Commission which permits Enterprise, subject to, among other things, initial shareholder authority, to thereafter enter into or amend Portfolio Manager Agreements without obtaining shareholder approval each time. Shareholders voted affirmatively to give the Fund this ongoing authority. With Board approval, Enterprise Capital is permitted to employ new Portfolio Managers for the Portfolios, change the terms of the Portfolio Manager Agreements or enter into a new Agreement with that Portfolio Manager. Shareholders of a Portfolio continue to have the right to terminate the Portfolio Manager's Agreement for the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Shareholders will be notified of any Portfolio Manager changes or other material amendments to Portfolio Manager Agreements that occur under these arrangements.

         Enterprise Capital is the Portfolio Manager of the Money Market Portfolio. It utilizes the services of The Mutual Life Insurance Company of New York employees for certain services relating to management of the Portfolio. These services include but are not limited to the initial credit review of approved issuers and trading. All such services are provided on a cost reimbursement basis.

         Expenses that are borne directly by the Portfolios incurring such costs include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, mailing costs, expenses of registering the shares under federal and state securities laws, accounting and pricing costs (including the daily calculation of net asset value and daily dividends), interest, certain taxes, legal services, auditing services, charges of the custodian and transfer agent, and other expenses attributable to an individual account. Expenses which are generally allocated either on the basis of size or equally among the respective Portfolios include director fees, legal expenses, state franchise taxes, costs of printing of proxies, prospectuses, registration statements and shareholder reports, printing and issuance of stock certificates and other expenses properly payable by the Fund that are allocable to the respective Portfolios. Litigation costs, if any, may be directly allocable to the Portfolios or allocated on the basis of the size of the respective Portfolios. The Board of Directors has determined that this is an appropriate method of allocation of expenses.

         Enterprise Capital has advised the Fund that it will reimburse such portion of the fees due to it under the Adviser's Agreement as is necessary to assure, for the period commencing January 1, 1998 and ending no earlier than

December 31, 1998 that expenses incurred by the Portfolios will not exceed those which appear as part of the Expense table, page 2, to the Prospectus. This commitment was also in effect from January 1, 1989 through December 31, 1997.

         The tables below sets forth the 1997, 1996 and 1995 breakdown by Portfolio of (1) the investment advisory fee paid to Enterprise Capital, (2) the percentage of the Management Fee to be paid by Enterprise Capital to the Portfolio Manager, (3) the portfolio management fee paid by Enterprise Capital to the Portfolio Manager, (4) the net advisory fee left to Enterprise Capital after payment of the portfolio management fee, and (5) the amount of the expense reimbursement paid by Enterprise Capital to the Portfolio to assure that expenses incurred by the Portfolio did not exceed 2.0% of average annual net assets for the Equity Portfolios and 1.3% of average annual net assets for the Income Portfolios. To the extent that the Management Fee equals or exceeds .75% of the average daily net asset values of a Portfolio, such fee is higher than the fee charged to most investment companies. However, the Board of Directors has determined that such fees are reasonable in light of the services, investment decisions and investment techniques employed by the Portfolios.

                                           1997

PORTFOLIO                       (1)       (2)           (3)            (4)          (5)
---------
Growth                     $3,331,589      31%      1,038,424      2,293,165           --
Equity                         15,970      53%          8,516          7,453       99,274
Growth & Income                63,099      40%         25,240         37,859      102,630
Equity Income                 739,501      40%        293,217        446,285      115,504
Capital Appreciation          903,281      66%        591,969        311,312           --
Small Company Growth           84,918      65%         55,197         29,721      104,369
Small Company Value           275,321      53%        146,838        128,483       69,743
International Growth          478,833      53%        253,500        225,333       62,527
Government Securities         483,366      47%        226,402        256,963      130,007
High-Yield Bond               436,989      50%        218,495        218,494      123,123
Tax-Exempt Income             141,160      50%         70,580         70,580      108,255
Managed                     2,180,923      45%        972,369      1,208,554           --
Money Market                  231,118      --              --        231,118      158,757

                                           1996

PORTFOLIO
---------
Growth                     $1,282,393      37%        474,978        807,415           --
Equity Income                 523,261      40%        209,391        313,870      126,447
Capital Appreciation          935,780      65%        611,348        324,432           --
Small Company Value           153,784      47%         72,105         81,679      128,396
International Growth          353,427      53%        187,181        166,246       80,932
Government Securities         490,882      47%        229,645        261,237       94,868
High-Yield Bond               339,960      50%        170,056        169,904      114,041
Tax-Exempt Income             162,828      50%         81,452         81,376       51,959
Managed                     1,164,633      49%        568,181        596,452           --
Money Market                  160,844      --              --        160,844       82,594

                                           1995

Growth                     $  797,410      38%        305,619        491,791        4,398
Equity Income                 418,724      40%        167,490        251,234      150,764
Capital Appreciation          876,619      66%        562,933        313,686           --
Small Company Value           176,021      40%         72,927        103,094      108,702
International Growth          241,255      63%        120,627        120,628      109,484
Government Securities         516,491      50%        258,246        258,245      117,348
High-Yield Bond               304,716      50%        152,368        152,368      113,327
Tax-Exempt Income             172,474      50%         86,237         86,237       59,601
Managed                       311,097      53%        164,881        146,216       58,261
Money Market                  122,090      --              --        122,090      121,372

DISTRIBUTOR'S AGREEMENTS AND PLANS OF DISTRIBUTION

         The Distributor's Agreements and Plans of Distribution (the "12b-1 Plans") between the Fund and Enterprise Fund Distributors, Inc. ("Enterprise Distributors"), pursuant to which Enterprise Distributors serves as principal underwriter of the Fund's shares, is described in the Prospectus. The 12b-1 Plans provide for the payment by the Fund to Enterprise Distributors of a daily distribution fee.

                        DISTRIBUTION FEES AND COMMISSIONS
                 FOR ENTERPRISE FUND DISTRIBUTORS, INC. ("EFD")


              DISTRIBUTION    COMMISSION &    CDSC            COMMISSIONS     MARKETING &     TRAVEL,
              FEES PAID TO    SALES FEES      COLLECTED &     AND FEES PAID   ADVERTISING     TELEPHONE &
              EFD             PAID TO EFD     PAID TO EFD     TO DEALERS      FEES PAID       OTHER
                                                                                              AUTHORIZED
                                                                                              FEES PAID
1997          $6,667,912      $1,244,343      $ 13,318        $4,320,682      $2,143,274      $3,103,754
1996          $3,696,663      $  692,305      $131,372        $2,043,128      $1,108,160      $1,512,246
1995          $2,487,595      $  505,970      $  3,074        $1,255,109      $  543,135      $1,192,256


MISCELLANEOUS

         The terms of each of the Investment Adviser's Agreement, the Distributor's Agreements and 12b-1 Plans, the Transfer Agent Agreement, the Accounting Agreement and the Portfolio Manager's Agreements (collectively, the "Agreements") provide that each such Agreement: (i) will automatically terminate upon "assignment," as such term is defined in the Investment Company Act of 1940 (the "1940 Act"); (ii) must be approved annually by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities; and
(iii) must be approved annually in person by vote of a majority of the directors of the Fund who are not parties to such contract or "interested persons" (as such term is defined in the 1940 Act) of such party. Each Agreement further provides that it can be terminated without penalty by either party thereto upon 60 days written notice to the other party. The Fund's Board of Directors most recently approved continuance of the Investment Adviser's Agreement, the Portfolio Manager's Agreements and the Distributor's Agreements and 12b-1 Plans on February 19, 1998.

          PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

         Information concerning purchase and redemption of shares of the Fund's Portfolios, as well as information concerning computation of net asset value per share is set forth in the Fund's Prospectus.

SERVICES FOR INVESTORS

         For the convenience of investors, the following plans are available. Investors should realize that none of these plans can guarantee profit or insure against loss. The costs of these shareholder plans (exclusive of the employee benefit plans) are paid by Enterprise Distributors, except for the normal cost of issuing shares, which is paid by the Fund.

AUTOMATIC REINVESTMENT PLAN. All shareholders, unless they request otherwise, are enrolled in the Automatic Reinvestment Plan under which dividends and capital gains distributions on their shares are automatically reinvested in shares of the same Class of Portfolio(s) at the net asset value per share computed on the record date of such dividends and capital gains distributions. The Automatic Reinvestment Plan may be terminated by participants or by the Fund at any time. No sales charge is applied upon reinvestment of dividends or capital gains.

AUTOMATIC BANK DRAFT PLAN. An Automatic Bank Draft Plan is available for investors who wish to purchase shares of one or more of the Portfolios in amounts of $25 or more on a regular basis by having the amount of the investment automatically deducted from the investor's checking account. The minimum initial investment for this Plan is $100. Forms authorizing this service are available from the Fund.

AUTOMATIC INVESTMENT PLAN. An investor may debit any Class of a Portfolio Account on a monthly basis for automatic investments into one or more of the other Portfolios of the same Class. The Portfolio from which the investment will be made is subject to the $1,000 minimum. The investor may then choose to have $50 or more transferred to either an established Enterprise Portfolio, or they may open a new account subject to an initial minimum investment of $100.

LETTER OF INTENT INVESTMENTS. Any investor may execute a Letter of Intent covering purchases of Class A shares of $100,000 or more, at the public offering price, of Fund shares to be made within a period of 13 months. A reduced sales charge will be applicable to the total dollar amount of Class A shares purchased in the 13-month period provided at least $100,000 is purchased. The minimum initial investment under a Letter of Intent is 5% of the amount indicated in the Letter of Intent. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released.

         Investors wishing to enter into a Letter of Intent in conjunction with their investment in Class A shares of the Portfolios should complete the appropriate portion of the new account application.

RIGHT OF ACCUMULATION DISCOUNT. Investors who make an additional purchase of Class A shares of the Fund which, when combined with the value of their existing aggregate holdings of shares of the Portfolios of the Fund, each calculated at the then applicable net asset value per share, at the time of the additional purchase, equals $100,000 or more, will be entitled to the reduced sales charge shown under "How to Purchase Portfolio Shares" in the Prospectus on the full amount of each additional purchase. For purposes of determining the discount, holdings of Fund shares of the investor's spouse, immediate family or accounts controlled by the investor, whether as a single investor or trustee of, or participant in, pooled and similar accounts, will be aggregated.

CHECKWRITING. A check redemption feature is available on the Money Market Portfolio Class A shares with opening balances of $5,000 or more. Redemption checks may be made payable to the order of any person in any amount from

$500 to $100,000. Up to five redemption checks per month may be written without charge. Each additional redemption check over five in a given month will be subject to a $5 fee. Redemption checks are free and may be obtained from the Transfer Agent or by contacting Enterprise Capital Management. A $25 fee will be imposed on any account for stopping payment of a redemption check upon request of the shareholder. It is not possible to use a redemption check to close out an account since additional shares accrue daily.

SYSTEMATIC WITHDRAWAL PLAN. Investors may elect a Systematic Withdrawal Plan under which a fixed sum will be paid monthly, quarterly, or annually. There is no minimum withdrawal payment required. Shares in the Plan are held on deposit in noncertificate form and any capital gain distributions and dividends from investment income are invested in additional shares of the Portfolio(s)at net asset value. Shares in the Plan account are then redeemed at net asset value to make each withdrawal payment. Redemptions for the purpose of withdrawals are made on or about the 15th day of the month of payment at that day's closing net asset value, and checks are mailed within five days of the redemption date. Such distributions are subject to applicable taxation.

         Because withdrawal payments may include a return of principal, redemptions for the purpose of making such payments may reduce or even use up the investment, depending upon the size of the payments and the fluctuations of the market price of the underlying portfolio securities. For this reason, the payments cannot be considered as a yield of income on the investment.

RETIREMENT PLANS. The Fund offers various Retirement Plans: IRA (generally for all individuals with employment income); 403(b)(7) (for employees of certain tax-exempt organizations and schools); and corporate pension and profit sharing (including a 401(k) option) plans. For full details as to these plans, you should request a copy of the plan document from Enterprise Distributors. After reading the plan, you may wish to consult a competent financial or tax adviser if you are uncertain that the plan is appropriate for your needs.

REDEMPTIONS IN KIND

         The Fund's Articles of Incorporation provide that it may redeem its shares in cash or with a pro rata portion of the assets of the Fund. To date, all redemptions have been made in cash, and the Fund anticipates that all redemptions will be made in cash in the future. In order to meet the requirements of certain state laws, the Fund has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Fund at the beginning of such period. If shares are redeemed through a distribution of portfolio securities, the recipient would incur brokerage commissions upon the sale of such securities.

DETERMINATION OF NET ASSET VALUE

         The net asset value of each Portfolio's shares is determined once daily as of the close of the New York Stock Exchange on each day on which the Exchange is open for trading. The net asset value of a share is computed by dividing the value of the net asset of the Portfolio by the total number of shares outstanding.


Money Market Portfolio

         The net asset value of the Money Market Portfolio is computed by dividing the total value of the Portfolio's assets, less liabilities (including dividends payable), by the number of shares outstanding. The assets are determined by valuing the portfolio securities at amortized cost, pursuant to Rule 2a-7. The amortized cost method of valuation involves valuing a security at cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         The purpose of the amortized cost method of valuation is to attempt to maintain a constant net asset value per share of $1.00. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold its portfolio securities. Under the direction of the Board of Directors, certain procedures have been adopted to monitor and stabilize the price per share. Calculations are made to compare the value of the portfolio securities, valued at amortized cost, with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid prices for those instruments. If a deviation of 1/2 of 1% or more between the $1.00 per share net asset value and the net asset value calculated by reference to market valuations has occurred, or if there are any other deviations which the Board of Directors believes will result in dilution or other unfair results material to shareholders, the Board of Directors will consider what action, if any, should be initiated.

         The market value of debt securities usually reflects yields generally available on securities of similar quality. When yields decline, the market value of a portfolio holding higher yielding securities can be expected to increase; when yields increase, the market value of a portfolio invested at lower yields can be expected to decline. In addition, if the Portfolio has net redemptions at a time when interest rates have increased, the Portfolio may be forced to sell portfolio securities prior to maturity at a price below the Portfolio's carrying value. Also, rather than market value, any yield quoted may be different from the yield that would result if the entire Portfolio were valued at market value, since the amortized cost method does not take market fluctuations into consideration.

Other Portfolios

         The net asset value of Portfolios other than the Money Market Portfolio is computed by dividing the total value of the series' securities and other assets, less liabilities, by the number of series shares then outstanding. Securities other than money market instruments maturing in 60 days or less which are traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the last bid price. Securities other than money market instruments maturing in 60 days or less traded in the over-the-counter market are valued at the last bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities. Securities which are traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Board of Directors. Money market instruments with maturities of 60 days or less are valued using the amortized cost method of valuation.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The portfolio transactions and brokerage policies of the Fund are set forth in the Prospectus. In the last three fiscal years ended December 31, the Fund has paid the following aggregate amounts for brokerage commissions on transactions in portfolio securities: 1997 - $1,124,684; 1996 - $762,622; 1995 -
$489,729.


                             PERFORMANCE COMPARISONS

         From time to time the Fund may advertise a Portfolio's "yield" as "total return." See the Prospectus under "Performance Comparisons" for an explanation of the method of calculation of "yield" or "total return."

         From time to time, a portfolio's performance and performance of comparable investments may be compared to that of the Consumer Price Index or various unmanaged indexes such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers Low Grade Index, the Lehman Brothers Government Bond Index, Lehman Brothers Mortgage Backed Index, Lehman Brothers Municipal Bond Index, Morgan Stanley Goldmine Index, the Salomon Brothers Analytical Record of Yield and Yield Spreads, and the Salomon Brothers World Money Market Index; and it may also be compared to the performance of other appropriate fixed income or equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). Lipper and CDA are widely recognized independent mutual fund reporting services. Lipper and CDA performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges. Also, a portfolio's performance may be compared to the historical returns of various investments, performances indexes of those investments or economic indicators, included but not limited to stocks, bonds, certificates of deposit, money market deposit accounts, money market funds and US Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. Betas utilized will be calculated by CDA Investment Technologies, Inc.

         The Fund's performance may be compared in advertising to the performance of other mutual funds in general or the performance of particular types of mutual funds, especially those with similar objectives. Lipper Analytical Services, Inc. ("Lipper"), an independent mutual fund performance rating service headquartered in Summit, New Jersey, provides rankings which may be used from time to time.

         The Fund may be compared in advertising to Certificates of Deposit ("CDs") or other investments issued by banks. The Fund differs from bank investments in that bank products offer fixed or variable rates; principal is fixed and may be insured. Money markets seek to maintain a stable net asset value and yield fluctuates. Further, the Fund may offer greater liquidity or higher potential returns than CDs.

         From time to time, the Fund may provide hypothetical illustrations based on past performance for a particular time period. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during a particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio's investment objectives and policies, characteristics and qualities of the Portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

         The Fund may advertise examples of the effects of periodic investment plans, including the principal of dollar cost averaging. Dollar cost averaging programs provide an opportunity to invest a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when the price is high and more shares when the price is low. While such a strategy does not assure a profit guard against loss in a declining market, the investor's cost per share can be lower if fixed numbers of shares had been purchased at periodic intervals. In evaluating such a plan, consideration should be given to the shareholder's ability to continue purchasing shares through periods of low price levels.


                                    CUSTODIAN

         State Street Bank and Trust Company whose address is One Heritage Drive, The Joseph Palmer Building, North Quincy, Massachusetts, 02171, has been retained to act as custodian of the assets of the Fund.


                             INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P. whose address is 1100 Campanile Building, Atlanta, Georgia, 30309, has been retained to serve as the Fund's independent accountants.

                                      TAXES

See the Prospectus for information concerning taxes.

                              FINANCIAL STATEMENTS

                                                                        Annual

                                                                        Report

                                                                        Page

                                                                        Number
                                                                        ------

Financial Statements

Portfolios of Investment Securities,
                  December 31, 1997........................................6
Statement of Assets and Liabilities,
                  December 31, 1997.......................................78
Statements of Operations for the
                  Year Ended December 31, 1997............................80
Statements of Changes in Net Assets
                  for Each of the Two Years Ended
                  December 31, 1996 and 1997..............................82

Financial Highlights......................................................86

Notes to Financial Statements.............................................112

Report of Independent Accountants ........................................125

                                    APPENDIX

                      RATINGS OF CORPORATE DEBT SECURITIES

MOODY'S INVESTORS SERVICE, INC.1

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this case.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.


--------------------
(1) Moody's applies numerical modifiers, 1, 2 and 3 in generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION2

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

BB,B,CCC,CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.







--------------------
(2) Plus (+) or Minus (-): The ratings from AA to BB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                            PART C. OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

   (a)   Financial Statements:

         The audited financial statements as to the Fund are in the 1997 Annual Report to Shareholders, a copy of which will be filed pursuant to a post-effective amendment on or before May 1, 1998.

         Portfolio of Assets and Liabilities, December 31, 1997

         Statement of Assets and Liabilities, December 31, 1997

         Statement of Operations for the Year Ended December 31, 1997

         Statement of Changes in Net Assets for each of the Two Years Ended December 31, 1996 and 1997

   (b)   Exhibits:

         (1) Registrant's charter: Filed with Amendment No. 39, dated April 28, 1994, and incorporated herewith; Amendment to Charter dated April 26, 1995 filed with Amendment No. 43 dated April 26, 1995, and incorporated herewith.

         (2) By-Laws: Filed with Amendment No. 39, dated April 28, 1994, and incorporated herewith; Amendment to By-Laws, dated November 17, 1994 filed with Amendment No. 43 dated April 26, 1995, and incorporated herewith.

         (3)      Not applicable.

         (4) Specimen share certificate: Filed with Amendment No. 29, dated November 27, 1987 and incorporated herewith.

         (5) Investment Advisory Agreement: Filed with Amendment No. 39, dated April 28, 1994, and incorporated herewith.

         (6)      (i)      Distributor's Agreements: Filed herewith as Exhibit
                           6(i).

                  (ii) Prototype Soliciting Broker/Dealer Agreement: Filed herewith as Exhibit 6(ii).

         (7)      Not applicable.

         (8) Form of Custodian Contract: Filed with Amendment No. 39, dated April 28, 1994, and incorporated herewith.

         (9)      Not applicable.

         (10)     Opinion of Counsel: Filed herewith as Exhibit 10.

         (11)     Consent of Coopers & Lybrand, L.L.P.: Filed herewith as
                  Exhibit 11.

         (12) All financial statements required to be filed under Item 23 are included in the 1997 Annual Report to Shareholders a copy of which will be filed pursuant to a post-effective amendment on or before May 1, 1998.

         (13)     Not applicable.

         (14)     Not applicable.

         (15)     Distribution Agreements: Filed herewith as Exhibit 6(i).

         (16) Computation of performance: Included in Part A herein and incorporated by reference.

         (17) All financial statements required to be filed under Item 23 are included in the 1997 Annual Report to Shareholders, a copy of which will be filed pursuant to a post-effective amendment on or before May 1, 1998.

         (18) All financial statements required to be filed under Item 23 are included in the 1997 Annual Report to Shareholders, a copy of which will be filed pursuant to a post-effective amendment on or before May 1, 1998.

ITEM 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

                  None.

ITEM 26.          NUMBER OF HOLDERS OF SECURITIES

                                                               Number of Record
                                                               Holders
                                                               as of the date of this
                                                               Statement of Additional
                          Title of Class                       Information
                  -------------------------------              -------------------------
                  Shares of Beneficial Interest                       145,592

ITEM 27.          INDEMNIFICATION

                  Reference is made to the provisions of Article Sixth of Registrant's Articles of Incorporation filed as Exhibit 24(b)(1) to this Registration Statement.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provision or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 28.          (a)      Business and Other Connections of Investment Adviser
                           Enterprise Capital Management, Inc. is the investment adviser of the Registrant.

                  (b) Business and Other Connections of Officers and Directors of Investment Adviser

                           For information as the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Enterprise Capital Management, Inc. reference is made to Part B of this Registration Statement and to the registration of Form ADV of Enterprise Capital Management, Inc. filed under the Investment Adviser Act of 1940, which is incorporated herein by reference.

ITEM 29.          PRINCIPAL UNDERWRITERS

                  (a) Enterprise Fund Distributors, Inc. is the general distributor of Registrant's shares.

                  (b) The information contained in the registration on Form BD of Enterprise Fund Distributors, Inc., filed under the Securities Exchange Act of 1934, is incorporated herein by reference.

                  (c)      Not Applicable.

ITEM 30.          LOCATION OF ACCOUNTS AND RECORDS

       Entity               Function                       Address
----------------------     ----------        --------------------------------------
The Enterprise Group       Registrant        Atlanta Financial Center
of Funds, Inc.                               3343 Peachtree Road, N.E., Suite 450
                                             Atlanta, GA 30326-1022

Enterprise Capital         Investment        Same as above.
Management, Inc.           Adviser

Enterprise Fund            Distributor       Same as above.
Distributors, Inc.

THE RECORDS OF THE PORTFOLIO MANAGERS ARE KEPT AT THE FOLLOWING LOCATIONS:

Growth Portfolio                    Montag & Caldwell, Inc.
                                    Atlanta Financial Center
                                    3343 Peachtree Road, N.E.
                                    Atlanta, GA 30326-1450

Growth & Income                     Retirement System Investors Inc.
Portfolio                           317 Madison
                                    New York, NY 10122

Equity Portfolio                    OpCap Advisors
                                    One World Financial Center
                                    New York, NY 10281

Equity Income                       1740 Advisers, Inc.
Portfolio                           1740 Broadway
                                    New York, NY 10019

Capital Appreciation                Provident Investment Counsel
 Portfolio                          300 North Lake Avenue
                                    Pasadena, CA 91101

Small Company Growth                Pilgrim Baxter Associates, Ltd.
Portfolio                           825 Duportail Road
                                    Wayne, PA 19087

Small Company Value                 GAMCO Investors, Inc.
Portfolio                           One Corporate Center
                                    Rye, New York 10580

International Growth                Brinson Partners, Inc.
Portfolio                           209 South LaSalle Street
                                    Chicago, IL 609604

Government Securities               TCW Funds Management, Inc.
Portfolio                           865 South Figueroa Street, Suite 1800
                                    Los Angeles, CA 90017

High-Yield Bond                     Caywood-Scholl Capital Management
Portfolio                           4350 Executive Drive, Suite 125
                                    San Diego, CA 92121

Tax-Exempt Income                   MBIA Capital Management Corp.
Portfolio                           113 King Street
                                    Armonk, NY 10504

Managed Portfolio                   OpCap Advisors
                                    One World Financial Center
                                    New York, New York 10281

Money Market Portfolio              Enterprise Capital Management, Inc.
                                    Atlanta Financial Center
                                    3343 Peachtree Road, N.E., Suite 450
                                    Atlanta, GA 30326

ITEM 31.          MANAGEMENT SERVICES

                  Not applicable.

ITEM 32.          UNDERTAKINGS

         (a)      not applicable

         (b)      not applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on the 27th day of February 1998.

            THE ENTERPRISE GROUP OF FUNDS, INC.



            By: /s/ Victor Ugolyn
                --------------------------------------------------------------
                Victor Ugolyn, Chairman, President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of the Registrant has been signed below by the following persons in the capacities and on the dates indicated.

Signature                               Capacity                           Date
---------                               --------                           ----

/s/ Victor Ugolyn                       Chairman, President and            February 27, 1998
----------------------------            Chief Executive Officer
Victor Ugolyn

/s/ Phillip G. Goff                     Principal Financial and            February 27, 1998
----------------------------            Accounting Officer
Phillip G. Goff

/s/ Arthur T. Dietz                     Director                           February 27, 1998
----------------------------
Arthur T. Dietz

/s/ Samuel J. Foti                      Director                           February 27, 1998
----------------------------
Samuel J. Foti

/s/ Arthur Howell                       Director                           February 27, 1998
----------------------------
Arthur Howell

/s/ Lonnie H. Pope                      Director                           February 27, 1998
----------------------------
Lonnie H. Pope

/s/ William A. Mitchell, Jr.            Director                           February 27, 1998
----------------------------
William A. Mitchell, Jr.

/s/ Michael I. Roth                     Director                           February 27, 1998
----------------------------
Michael I. Roth